Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO Trust

Prospectus

April 16, 2018,

As revised June 22, 2018

▪	GMO High Yield Fund

Class III:	—
Class IV:	—
Class V:	—
Class VI:	—

• Information about other funds offered by GMO Trust is contained in separate prospectuses.

• Shares of the Fund described in this Prospectus may not be available for purchase in all states. This Prospectus does not offer shares in any state where they may not lawfully be offered.

Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf • Boston, Massachusetts 02110

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) is not offering or placing interests in GMO High Yield Fund (the “Fund”), to or with or otherwise promoting the Fund to any natural or legal persons domiciled or with a registered office in any European Economic Area (“EEA”) Member State where the Alternative Investment Fund Managers Directive (Directive 2011/61/EU) is in force and effect. GMO, in its discretion, may accept any such investor into the Fund, but only if it is satisfied that, by accepting such investor, it would not be in breach of any law, rule, regulation or other legislative or administrative measure in or otherwise applicable to the relevant EEA Member State and such investor is otherwise eligible under the laws of such EEA Member State to invest in the Fund. None of the Fund, GMO, their respective affiliates or any natural or legal person acting on their behalf have been registered with, have been approved by or have made a notification to any EEA Member State, European Union or other regulatory, governmental or similar body with respect to the Fund, and no such body has approved, endorsed, reviewed, acquiesced or taken any similar action with respect to any offering, marketing or other promotional materials relating to the Fund.

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GMO HIGH YIELD FUND

Investment objective

Total return in excess of that of its benchmark, the Markit iBoxx USD Liquid High Yield Index.

Fees and expenses

The table below describes the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.

Annual Fund operating expenses

(expenses that you bear each year as a percentage of the value of your investment)

	Class III	Class IV	Class V	Class VI
Management fee	0.35%[1]	0.35%[1]	0.35%[1]	0.35%[1]
Shareholder service fee	0.15%[1]	0.10%[1]	0.085%[1]	0.055%[1]
Other expenses	0.08%[2]	0.08%[2]	0.08%[2]	0.08%[2]
Total annual fund operating expenses	0.58%[2]	0.53%[2]	0.52%[2]	0.49%[2]
Expense reimbursement/waiver	(0.00%)[1,2]	(0.00%)[1,2]	(0.00%)[1,2]	(0.00%)[1,2]

Total annual fund operating expenses after expense reimbursement/waiver	0.58%[2]	0.53%[2]	0.52%[2]	0.49%[2]

1	Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.10% of the Fund’s average daily net assets. “Specified Operating Expenses” means only the following expenses: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, organizational and start-up expenses, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. GMO is permitted to recover from the Fund, on a class-by-class basis, “Specified Operating Expenses” it has borne or reimbursed (whether through reduction of its fees or otherwise) to the extent that the Fund’s “Specified Operating Expenses” later fall below the annualized rate of 0.10% per year or the lower expense limit in effect when GMO seeks to recover the expenses. The Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. Any such recovery will not cause the Fund to exceed the annual limitation rate set forth above or the lower expense limit as is in effect at the time GMO seeks to recover expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2019, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

2	The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class III	$59	$188
Class IV	$54	$172
Class V	$53	$169
Class VI	$50	$159

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund commenced operations on or following the date of this Prospectus, the Fund has no reportable portfolio turnover rate.

Principal investment strategies

The Fund’s investment objective is total return in excess of the Markit iBoxx USD Liquid High Yield Index, net of fees. GMO seeks to achieve the Fund’s investment objective by applying a systematic, factor-based approach to portfolio construction. Through its research, GMO has identified factors that it believes affect returns across the high yield asset class. GMO uses quantitative models, index sampling techniques, and diversification, liquidity, and cost management considerations to make investment decisions with reference to these factors.

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The Fund will invest in U.S. high yield bonds, commonly referred to as “junk bonds,” and other instruments providing high yield bond exposure, including fallen angel bonds (bonds originally issued as investment grade that have since been downgraded to below investment grade), short-dated bonds (bonds with short terms to maturity), exchange-traded funds (“ETFs”), total return swaps on high yield indices, and options on ETFs and high yield indices. The Fund also may invest in non-U.S. high yield bonds and other instruments providing non-U.S. high yield bond exposure.

In addition to the bonds and derivative instruments indicated above, the Fund may (but is not obligated to) invest in a wide variety of exchange-traded and over-the-counter (OTC) derivatives for investment exposure or hedging purposes, including, without limitation, reverse repurchase agreements, options, futures, swap contracts, swaptions, and foreign currency derivative transactions. In addition, the Fund may lend its portfolio securities. The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

For collateral and cash management purposes, the Fund may invest in cash equivalents, money market instruments, other fixed income securities and instruments (including corporate notes, convertible debt securities and preferred securities) and derivatives they underlie, as well as other investment companies (including ETFs, unit investment trusts, and closed-end funds) that invest primarily in high yield debt instruments.

The extent of the Fund’s investment in the securities, derivatives and other instruments indicated above may vary from day to day depending on a number of factors, including liquidity, transaction costs, price, availability, relative value of available investments, and general market conditions.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through derivatives and ETFs) at least 80% of its assets in high yield bonds (see “Name Policy”). The term “bond” includes (i) obligations of an issuer to make payments on future dates of principal, interest (whether fixed or variable) or both and (ii) synthetic debt instruments created by GMO by using derivatives. “High yield bonds” generally include those bonds rated BB+ and lower by S&P Global Ratings or Ba1 and lower by Moody’s Investors Service, Inc. They also may include unrated bonds that GMO determines are of similar quality to those with such ratings.

The Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in any underlying funds in which it invests. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, including those risks to which the Fund is exposed as a result of its investments in any underlying funds, see “Description of Principal Risks.”

•	Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future events. In addition, they use assumptions that can limit their effectiveness, and rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predicative value. The Fund also runs the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•	Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments).

•	Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure. Below investment grade investments have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those instruments to make principal and interest payments than is the case with issuers of investment grade investments. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses to seek recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, the Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment.

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•	Illiquidity Risk – Low trading volume, lack of a market maker, large position size or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices.

•	Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

•	Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•	Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations.

•	Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could reduce the value of the Fund’s investments.

•	Focused Investment Risk – Investments focused in a limited number of countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

•	Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which may be predominantly based on only a few industries or dependent on revenues from particular commodities and which often are more volatile than the economies of developed countries.

•	Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in any underlying funds (including ETFs) in which it invests, including the risk that those underlying funds will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, a reallocation of the Fund’s investments to underlying funds with higher fees or expenses will increase the Fund’s total expenses.

•	Futures Contracts Risk – The risk of loss to the Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts may increase the volatility of the Fund’s net asset value. A liquid secondary market may not exist for any particular futures contract at any particular time, and the Fund might be unable to effect closing transactions to terminate its exposure to the contract. If the Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts may not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge. In addition, the Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. Foreign futures contracts are often less liquid and more volatile than U.S. contracts.

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Performance

Because the Fund had not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Structured Products Team	Joe Auth (since the Fund’s inception in 2018)	Head, Structured Products Team, GMO.

Purchase and sale of Fund shares

Under ordinary circumstances, you may purchase the Fund’s shares directly from GMO Trust (the “Trust”) on days when the New York Stock Exchange (“NYSE”) is open for business and when markets in which the Fund has significant investment exposure are open for business (for example, on days when the U.S. bond markets also are open for business). In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Fund’s behalf.

An investor’s eligibility to purchase Fund shares or different classes of Fund shares depends on its meeting either (i) the “Minimum Total Fund Investment,” which includes only an investor’s total investment in the Fund, or (ii) the “Minimum Total GMO Investment,” both of which are set forth in the table below. For investors owning shares of the Fund, no minimum additional investment is required to purchase additional shares of the Fund.

Minimum investment criteria for class eligibility

	Minimum Total Fund Investment	Minimum Total GMO Investment
Class III Shares	N/A	$10 million
Class IV Shares	$125 million	$250 million
Class V Shares	$250 million	$500 million
Class VI Shares	$300 million	$750 million

Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business and when markets in which the Fund has significant investment exposure are open for business (for example, on days when the U.S. bond markets also are open for business). Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.

Purchase order forms and redemption orders can be submitted by mail, facsimile, or email (or by other form of communication pre-approved by GMO Shareholder Services) to the Trust at:

GMO Trust

c/o Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf

Boston, Massachusetts 02110

Facsimile: 1-617-439-4192

Attention: Shareholder Services

Email: clientorder@gmo.com

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U.S. Tax information

The Fund intends to elect to be treated, and intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to U.S. shareholders as ordinary income or capital gains, unless they are exempt from income tax or are investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.

Financial intermediary compensation

GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker or other financial intermediary and your salesperson to recommend the Fund over another investment. GMO also reserves the right to pay financial intermediaries for the sale of Fund shares, which would create a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES, RISKS, AND EXPENSES

Fund Summary.   The preceding section contains a summary of the investment objective, fees and expenses, principal investment strategies, principal risks, performance, management, and other important information for the Fund. The summary is not all-inclusive, and the Fund may make investments, employ strategies, and be exposed to risks that are not described in its summary. More information about the Fund’s investments and strategies is contained in the Statement of Additional Information (“SAI”). See the back cover of this Prospectus for information about how to receive the SAI. Additional information about the Fund’s benchmark may be found under “Fund Benchmark.”

Fundamental Investment Objective/Policies.   The Board of Trustees (“Trustees”) of the Trust may change the Fund’s investment objective or policies without shareholder approval or prior notice unless an objective or policy is identified in this Prospectus or in the SAI as “fundamental.” Neither the Fund nor GMO guarantees that the Fund will be able to achieve its investment objective.

Definitions. When used in this Prospectus, the term “invest” includes direct and indirect investing and long and short investing and the term “investments” includes direct and indirect investments and long and short investments. For example, the Fund may invest indirectly in a given asset or asset class by investing in an underlying fund or by investing in derivatives and synthetic instruments, and the resulting exposure to the asset or asset class may be long or short. When used in this Prospectus, (i) the terms “bonds,” “fixed income investments,” and “fixed income securities” include (a) obligations of an issuer to make payments on future dates of principal, interest (whether fixed or variable) or both and (b) synthetic debt instruments created by GMO by using derivatives (e.g., a futures contract, swap contract, currency forward or option); (ii) each of the terms “emerging countries” and “emerging markets” means the world’s less developed countries; (iii) the term “equities” refers to common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts; (iv) the term “sovereign debt” refers to a fixed income security issued by a government, or exposure to sovereign debt through derivatives contracts; (v) the term “quasi-sovereign debt” refers to debt issued by a governmental agency, political subdivision or other instrumentality or an issuer that is majority owned, directly or indirectly, or whose obligations are guaranteed, by a government, or exposure to quasi-sovereign debt through derivatives contracts; (vi) the term “total return” includes capital appreciation and income; (vii) the term “underlying GMO Funds” refers to other series of GMO Trust; (viii) the term “underlying funds” refers to underlying GMO Funds and investment companies not advised by GMO, including, among others, closed-end funds, money market funds, and ETFs; and (ix) the term “merger arbitrage” refers to transactions in which the Fund purchases securities at prices below the value of the consideration GMO expects the Fund to receive for them upon consummation of an anticipated merger, exchange offer, tender offer, or other similar transaction in which the transaction price substantially exceeds the market price of the securities before the announcement of the transaction.

Credit Quality. For purposes of this Prospectus, the term “investment grade” refers to a rating of Baa3/P-3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB-/A-3 or better by S&P Global Ratings (“S&P”) and the term “below investment grade” refers to any rating by Moody’s or by S&P below those ratings. While the Fund's definition of "high yield bonds" is set forth on page 2 of this Prospectus, fixed income securities rated below investment grade are commonly referred to as high yield or “junk” bonds. In addition, in this Prospectus, securities and commercial paper that are rated Aa/P-1 or better by Moody’s or AA/A-1 or better by S&P are sometimes referred to as “high quality.” Securities referred to in this Prospectus as investment grade, below investment grade, or high quality, include securities rated by Moody’s, S&P or both, and other securities (including securities that are unrated or rated by ratings organizations other than Moody’s and S&P) that GMO determines have comparable credit qualities.

Duration. For purposes of this Prospectus, the term “duration” refers to the weighted measure of interest rate sensitivity of a fixed income security. GMO employs a variety of techniques to adjust the sensitivity of a Bond Fund’s net asset value to changes in interest rates. This sensitivity is often measured by, and correlates with, the estimated interest rate duration of the Fund’s portfolio. For example, the value of an investment with a duration of five years decreases by approximately 5% for every 1% increase in interest rates, while the value of an investment with a duration of six years increases by approximately 6% with every 1% decrease in interest rates. In many cases, the “Principal investment strategies” section of a Bond Fund’s summary section provides the Fund’s dollar-weighted average interest rate duration. GMO estimates that duration by aggregating the durations of the Fund’s direct and indirect individual holdings and weighting each holding based on its market value. Duration needs to be estimated when the obligor is required to prepay principal or interest on a fixed income security and the payments are not denominated in U.S. dollars. GMO may significantly alter the duration of the Fund by using derivatives.

Tax Consequences.   Unless otherwise specified in this Prospectus or in the SAI, GMO is not obligated to, and generally will not, consider tax consequences when seeking to achieve the Fund’s investment objective (e.g., the Fund may engage in transactions or make investments in a manner that is not tax efficient for U.S. federal income or other federal, state, local, or non-U.S. tax purposes).

See “Distributions and Taxes” and “Taxes” in the SAI for more information about the tax consequences of an investment in the fund.

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Portfolio Turnover.   The Fund is not subject to any limit on the frequency with which portfolio securities may be purchased or sold, and GMO makes investment decisions for the Fund without regard for portfolio turnover rates. High turnover rates may create additional taxable income and gains for shareholders. If portfolio turnover results in the recognition of short-term capital gains, those gains, when distributed, typically are taxed to shareholders at ordinary income tax rates. See “Distributions and Taxes” for more information.

Investments in GMO U.S. Treasury Fund and Unaffilliated Money Market Funds.   The Fund may invest in GMO U.S. Treasury Fund and in money market funds unaffiliated with GMO. See “Investment in Other GMO Funds” on page 32 of this Prospectus for a more detailed description of the investment objective and strategies of GMO U.S. Treasury Fund.

Fund Benchmark.   The Fund’s benchmark is Markit iBoxx USD Liquid High Yield Index, which is an independently maintained and widely published index comprised of liquid U.S. dollar denominated high yield bonds, selected to provide a balanced representation of the broad, U.S. dollar denominated high yield corporate bond universe.

Fee and Expense Information.   The following paragraph contains additional information about the fee and expense information included in the Fund Summary.

Annual Fund Operating Expenses – Other Expenses and Acquired Fund Fees and Expenses. The amounts listed under “Other expenses” in the “Annual Fund operating expenses” table included in the Fund Summary generally represent an annualized estimate of the Fund’s direct operating expenses for its initial fiscal year. The Fund may invest in other GMO Funds as well as exchange-traded funds (ETFs) and other pooled investment vehicles (collectively, the “acquired funds”), and the indirect net expenses associated with the Fund’s investment (if any) in acquired funds are reflected in “Other expenses” if those expenses are expected to be less than 0.01% of the average net assets of the Fund. If the indirect net expenses associated with the Fund’s investment in acquired funds (“acquired fund fees and expenses”) are estimated to be 0.01% or more of the Fund’s average net assets, these expenses would be reflected in the “Annual Fund operating expenses” table under “Acquired fund fees and expenses.” Acquired fund fees and expenses do not include expenses associated with investments in the securities of unaffiliated companies unless those companies hold themselves out to be investment companies. Actual indirect expenses will vary depending on the particular acquired funds in which the Fund invests.

Temporary Defensive Positions.   Temporary defensive positions are positions that are inconsistent with the Fund’s principal investment strategies and are taken in response to adverse market, economic, political, or other conditions.

The Fund may take temporary defensive positions if deemed prudent by GMO. To the extent the Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Potential Overexposure/Underexposure to Investments. The Fund may be deemed to have received a purchase or redemption request (e.g., a transaction placed through the National Securities Clearing Corporation (“NSCC”) or an agent of the Trust) prior to actual receipt by the Fund of the transaction details. In such cases, the Fund may temporarily be underexposed (in the case of a large purchase order) or overexposed or leveraged (in the case of a large redemption order) to the Fund's intended investment program, leading to underperformance when the Fund is underexposed in a rising market or increased losses when the Fund is overexposed (leveraged) in a falling market. The impact of this underexposure or overexposure to investments can be significant, particularly when the purchase or redemption activity is large relative to the size of the Fund.

Fund Codes.   See “Fund Codes” on page 33 of this Prospectus for information regarding the Fund’s ticker, news-media symbol, and CUSIP number.

This Prospectus does not offer shares of the Trust in any state where they may not lawfully be offered.

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DESCRIPTION OF PRINCIPAL RISKS

Investing in mutual funds involves many risks. Factors that may affect the Fund’s portfolio as a whole, called “principal risks,” are discussed briefly in the Fund Summary and in additional detail in this section. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section describes the principal risks and some related risks but does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time. The SAI includes more information about the Fund and its investments.

To the extent the Fund invests in other GMO Funds not offered in this Prospectus or other investment companies (collectively, “underlying funds”) (as indicated under “Principal Investment Strategies” in the Fund Summary and further described in “Additional Information About the Fund’s Investment Strategies, Risks, and Expenses”), it is exposed to the risks to which the underlying funds are exposed, as well as the risk that the underlying funds will not perform as expected. Therefore, unless otherwise noted, the principal risks summarized below include both direct and indirect risks, and, as indicated in the “Additional Information About the Fund’s Investment Strategies, Risks, and Expenses” section of this Prospectus, references in this section to investments made by the Fund include those made both directly by the Fund and indirectly by the Fund through underlying funds.

An investment in the Fund, by itself, generally does not provide a complete investment program but rather is intended to serve as part of an investor’s overall investment program. An investment in the Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•   COUNTERPARTY RISK. To the extent the Fund enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lends its securities, it runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise be forced to hold investments it would prefer to sell, resulting in losses for the Fund. In addition, the Fund may suffer losses if a counterparty fails to comply with applicable laws, regulations or other requirements. The Fund is not subject to any limits on its exposure to any one counterparty nor to a requirement that counterparties with whom it enters into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives. The Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to the Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when the Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund uses swap contracts it is subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean that the Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, the Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty). Counterparty risk also will be greater if a counterparty’s obligations exceed the value of collateral held by the Fund (if any).

The Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations or realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

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•   CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or a downgrading of the credit rating of the investment. This risk is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Fixed income investments also are subject to illiquidity risk. See “Illiquidity Risk.”

All fixed income investments are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income investment. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk and market price of a fixed income investment are reflected in its credit ratings, and to the extent the Fund holds a rated investment, it is subject to the risk that the investment’s rating will be downgraded, resulting in a decrease in the market price of the fixed income investment.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease the market price of the Fund’s investments and increase the volatility of the Fund’s portfolio.

The Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income investment changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade investments (commonly referred to as “junk bonds”), which are defined in this Prospectus under “Additional Information About the Fund’s Investment Strategies, Risks, and Expenses – Definitions.” The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade investments have speculative characteristics, often are less liquid than higher quality investments, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality investments, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer does not make any interest or other payments and the Fund incurs additional expenses in seeking recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, the Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the issuer.

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•   CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. Currency risk includes the risk that the currencies in which the Fund’s investments are traded, in which the Fund receives income, or in which the Fund has taken a position will decline in value. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

The Fund may use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of its portfolio and its benchmark. If the exchange rates of the currencies involved do not move as expected, the Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and the Fund may not be able to convert them into U.S. dollars, in which case the Fund may have to purchase U.S. dollars at an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options, and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

•   DERIVATIVES AND SHORT SALES RISK. The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, such as securities, commodities or currencies, reference rates, such as interest rates, currency exchange rates, or inflation rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include, but are not limited to, futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other over-the-counter (OTC) contracts. The SAI describes the various types of derivatives in which the Fund invests and how they are used in the Fund’s investment strategies.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, the Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed, or the position transferred, only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

The Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, the Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, the Fund typically will not receive the collateral for one or more days after the exposure arises.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, inaccurate valuations may result in increased cash payments to counterparties, under-collateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the cost of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives also are subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

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The Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of the Fund’s use of derivatives will sometimes be unclear. See “Distributions and Taxes.” In addition, the SEC has proposed a rule under the Investment Company Act of 1940, as amended (the “1940 Act”), regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict the Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that the Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) have adopted similar requirements, which affect the Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Because these requirements are new and evolving (and some of the rules are not yet final), their impact on the Fund remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of a clearing house and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund holds cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund makes payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that the Fund provide more margin for its cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to the Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Clearing houses also have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than the documentation for typical bilateral derivatives. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member. Also, such documentation typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If the Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

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The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in March 2017 and new initial margin requirements will become effective in 2020. Such requirements could increase the amount of margin the Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the cost of derivatives transactions for the Fund, since the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than they historically posted for bilateral derivatives. The cost of derivatives transactions is expected to increase further as clearing members raise their fees to cover the cost of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are new and evolving, and, therefore, their potential impact on the Fund and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of costs and risks.

Options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If the Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, GMO, and other funds advised by GMO likely constitute such a group. When applicable, these limits restrict the Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While the Fund has greater flexibility to tailor an OTC option, OTC options generally expose the Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to the Fund’s transactions in options, which could increase the taxes payable by shareholders subject to U.S. income taxation. In particular, the Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to be taxable at ordinary income tax rates. See “Distributions and Taxes” for more information.

Short Investment Exposure. The Fund may sell securities or currencies short as part of its investment programs in an attempt to increase its returns or for hedging purposes. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. To the extent the Fund sells short a security or currency it does not own, it typically will have to pay borrowing fees to a broker and is required to pay the broker any dividends or interest it receives on a borrowed security.

The Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency.

Short sales of securities or currencies the Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. The Fund is subject to increased leveraging risk and other investment risks described in this “Description of Principal Risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

•   FOCUSED INVESTMENT RISK. To the extent that the Fund has investments that are focused in a limited number of asset classes, sectors, industries, issuers, currencies, or regions (or in sectors within a country or region) that are subject to the same or similar risk factors and the Fund has investments whose prices are closely correlated, the Fund is subject to greater overall risk than a fund with investments that are more diversified or whose prices are not as closely correlated.

To the extent the Fund invests in the securities of a small number of issuers, it has greater exposure to adverse developments affecting those issuers and to a decline in the market price of those issuers’ securities than a fund investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens and often react similarly to specific economic, market, political or other developments.

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Similarly, to the extent the Fund has a significant portion of its assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., below-investment grade fixed income), or to sectors within a region, country, or market (e.g., Russian oil) it has more exposure to regional and country economic risks than a fund making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk.”

•   FUND OF FUNDS RISK. To the extent that the Fund invests in underlying funds (including underlying GMO Funds not offered in this Prospectus), the Fund is exposed to the risk that the underlying funds will not perform as expected. The Fund also is indirectly exposed to all of the risks to which the underlying funds are exposed.

Because, absent reimbursement, the Fund bears the fees and expenses of an underlying fund (including purchase premiums and redemption fees, if any) in which it invests, the Fund will incur additional expenses when investing in an underlying fund. In addition, total Fund expenses will increase if the Fund makes a new or further investment in underlying funds with higher fees or expenses than the average fees and expenses of the underlying funds then in the Fund’s portfolio. In addition, to the extent the Fund invests in shares of underlying GMO funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

Because some underlying GMO Funds invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), GMO Funds that invest primarily in other GMO Funds (“Asset Allocation Funds”) have more tiers of investments than funds in many other mutual fund groups and therefore may be subject to greater fund of funds risk. In addition, to the extent the Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

At any particular time, one underlying fund may be purchasing securities of an issuer whose securities are being sold by another underlying fund, resulting in the Fund, if it holds each underlying fund, indirectly incurring the costs associated with the two transactions without changing its exposure to those securities.

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index it is designed to track. In addition, ETFs often use derivatives to track the performance of an index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.” ETFs are investment companies that typically hold a portfolio of securities designed to track the price, performance, and dividend yield of a particular securities market index (or sector of an index). As investment companies, ETFs incur their own management and other fees and expenses, such as trustee fees, operating expenses, registration fees, and marketing expenses, and to the extent the Fund invests in ETFs, the Fund will bear a proportionate share of such fees and expenses. As a result, an investment by the Fund in an ETF could lead to higher operating expenses and lower performance than if the Fund were to invest directly in the securities underlying the ETF.

The Fund’s investments in one or more underlying funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions. See “Taxes” in the SAI for more information about the tax consequences of the Fund’s investments in underlying funds.

•   FUTURES CONTRACTS RISK. The risk of loss to the Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts may increase the volatility of the Fund’s net asset value. The Fund’s ability to establish and close out positions in futures contracts is subject to the development and maintenance of a liquid secondary market. A liquid secondary market may not exist for any particular futures contract at any particular time, and the Fund might be unable to effect closing transactions to terminate its exposure to the contract. In using futures contracts, the Fund relies on GMO’s ability to predict market and price movements correctly. The skills needed to use futures contracts successfully are different from those needed for traditional portfolio management. If the Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts may not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge.

The Fund typically will be required to post margin with its futures commission merchant in connection with its positions in futures contracts. If the Fund has insufficient cash to meet margin requirements, the Fund may have to sell other investments at disadvantageous times. The Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, should the futures commission merchant become insolvent, the Fund may be unable to recover all (or any) of the margin it has posted with the futures commission merchant or realize the value of any increase in the price of its positions.

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The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits (referred to as “speculative position limits”) on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. In addition, an exchange may impose trading limits on the number of contracts that any person may trade on a particular day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives, which may adversely affect the market liquidity of the futures contracts, options, and economically equivalent derivatives in which the Fund invests. As a result of such limits, positions held by other GMO clients or by GMO or its affiliates may prevent GMO from taking positions on behalf of the Fund in a particular futures contract or OTC derivative.

Futures contracts traded on markets outside the United States generally are not subject to regulation by the CFTC or other U.S. regulators. U.S. regulators neither regulate the activities of a foreign exchange nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the country in which the exchange is located. Margin and other payments made by the Fund in foreign countries may not have the same protections as payments in the United States. In addition, foreign futures contracts may be less liquid and more volatile than U.S. contracts.

•   ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits, delays or prevents the Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, the Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent the Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value (see “Determination of Net Asset Value”), exposing the Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, TIPS have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

The Fund may buy securities or other investments that are less liquid than those in its benchmark. The greater degree to which the Fund’s investments are illiquid, the higher the likelihood of its paying redemption proceeds in-kind.

In recent years, the credit markets have experienced periods characterized by a significant lack of liquidity, and they may experience similar periods in the future. A lack of liquidity could require the Fund to sell securities to satisfy collateral posting requirements and meet redemptions, which could, in turn, create downward price pressure on the securities being sold.

The Fund’s ability to use options as part of its investment program depends on the liquidity of the options market. That market may not be liquid when the Fund seeks to close out an option position, and the hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for those securities that are not immediately reflected in the options markets. If the Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

•   LARGE SHAREHOLDER RISK. To the extent a large number of shares of the Fund are held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the GMO Funds and other accounts over which GMO has investment discretion that invest in the Fund are not limited in how often they may sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the outstanding shares of many GMO Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those GMO Funds of the Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Further, from time to time the Fund may trade in anticipation of a purchase or redemption order that is not ultimately received or differs in size from the actual order, leading to temporary underexposure or overexposure to the Fund's intended investment program. Additionally, redemptions and purchases of shares by a large shareholder or group of shareholders could limit the use of any capital loss carryforwards to offset future realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. In addition, large shareholders may limit or prevent the Fund’s use of equalization for U.S. federal tax purposes.

To the extent the Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

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•   LEVERAGING RISK. The use of traditional borrowing (including to meet redemption requests) reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., the Fund’s investment exposures exceed its net asset value). Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, like short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the Fund’s portfolio also will be leveraged and can incur losses if the value of the Fund’s assets changes between the time a redemption request is received or deemed to be received by the Fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the Fund) and the time at which the Fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the Fund’s portfolio, the leverage effects described above can be significant and could expose the Fund and non-redeeming shareholders to material losses.

The Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

The Fund is permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure the Fund’s margin account or short sale decline, the Fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.

•   MANAGEMENT AND OPERATIONAL RISK. The Fund is subject to management risk because it relies on GMO to achieve its investment objective. The Fund runs the risk that GMO’s investment techniques will fail to produce desired results and may cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events, movements, or characteristics. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong.

The usefulness of GMO’s models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third-party technology that includes errors, omissions, bugs, or viruses, and by the retrieval of limited or imperfect data for processing by the model. These risks are present in the ordinary course of business and are more likely to occur when GMO is making changes to its models. Any of these risks could adversely affect the Fund’s performance.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Fund’s investment objectives.

The Fund also is subject to a risk of loss resulting from other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent the Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for the Fund or share class on a timely basis. GMO is not contractually liable to the Fund for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Fund. Other Fund service providers also have contractual limitations on their liability to the Fund for losses resulting from their errors.

The Fund and its service providers (including GMO) are susceptible to cyber-attacks and to technological malfunctions that may have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being unable, among other things, to buy or sell securities or accurately price its investments. The Fund cannot directly control cyber security plans and systems put in place by its service providers, the Fund’s counterparties, issuers of securities in which the Fund invests, or securities markets and exchanges.

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•   MARKET DISRUPTION AND GEOPOLITICAL RISK. The Fund is subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them, including securities held by the Fund. Fraud and other deceptive practices committed by a company whose securities are held by the Fund undermine GMO’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect the Fund’s investment program, as well as the rates or indices underlying the Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the European Union (commonly known as “Brexit”) and the United Kingdom commenced the formal process of withdrawing from the European Union on March 29, 2017. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. There is considerable uncertainty about the potential consequences and precise timeframe for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react, and as this process unfolds markets may be further disrupted. The consequences of the United Kingdom’s or another country’s exit from the European Union and/or Eurozone also could threaten the stability of the euro for remaining countries and could negatively affect the financial markets of other countries in the European region and beyond. War, terrorism, economic uncertainty, and related geopolitical events, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in this “Description of Principal Risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Fund from implementing its investment programs and achieving its investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Fund’s derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices or to offer them on a more limited basis. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

•   MARKET RISK. The Fund is subject to market risk, which is the risk that the market price of its holdings will decline. Market risks include:

Fixed Income. The Fund’s investments in fixed income investments (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income investments also are subject to unscheduled prepayment, and the Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income investment. When interest rates rise, these investments also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of the Fund’s investments in below investment grade investments (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade investments are subject to greater sensitivity to interest rate and economic changes than higher rated investments and can be more difficult to value (see “Determination of Net Asset Value”), exposing the Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A principal risk run by the Fund by virtue of having significant exposure to fixed income investments is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for the Fund if investing in fixed income investments with longer durations. In addition, in managing the Fund, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of the Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

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The extent to which the market price of a fixed income investment changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because its fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate investments, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate investments have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate investments when interest rates rise but outperform them when interest rates decline. Fixed income investments paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (TIPS)) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, the Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk.”

In response to government intervention, economic or market developments, or other factors, markets for fixed income investments may experience periods of high volatility, reduced liquidity or both. During those periods, the Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling portfolio assets when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent years, central banks and governmental financial regulators, including the U.S. Federal Reserve, have kept interest rates historically low by purchasing bonds. However, continued economic recovery, the U.S. Federal Reserve’s conclusion of its quantitative easing program, and recent increases in interest rates increase the likelihood that interest rates will continue to rise in the near future. To the extent the U.S. Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise, which could have an adverse effect on prices for fixed income investments and on the performance of the Fund. Other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) also could have a material adverse effect on the Fund.

•   NON-DIVERSIFIED FUNDS. The Fund is not a “diversified” investment company within the meaning of the 1940 Act. This means the Fund is allowed to invest in the securities of relatively few issuers. As a result, the Fund is subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on the Fund’s performance, than if it were “diversified.”

•   NON-U.S. INVESTMENT RISK. Because the Fund may invest in non-U.S. securities it is subject to more risks than a Fund that invests only in U.S. securities. Many non-U.S. securities markets include securities of only a small number of companies in a small number of industries. As a result, the market prices of securities traded on those markets often fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs. In addition, some countries limit the Fund’s ability to profit from short-term trading (as defined in that country).

The Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. The Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. The Fund’s pursuit of such refunds may subject the Fund to various administrative and/or judicial proceedings. The Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of the Fund’s efforts to obtain a refund is inherently unpredictable. Accordingly, a refund is not typically reflected in the Fund’s net asset value until it is received or until GMO is confident that the refund will be received. In some cases, the amount of a refund could be material to the Fund’s net asset value. Generally, absent a determination that a refund is collectible and free from significant contingencies, a refund is not reflected in the Fund’s net asset value.

Investing in non-U.S. securities also exposes the Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of its issuers, government involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

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In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the United States. Fluctuations in foreign currency exchange rates also affect the market prices of the Fund’s non-U.S. securities (see “Currency Risk”).

The Fund needs a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, the Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including the Fund, from obtaining a similar license and thus limits the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of the Fund’s license and thereby limit the Fund’s investment opportunities.

To the extent that the Fund invests a significant portion of its assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) it is subject to greater non-U.S. investment risk than if it invested primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in the Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises); less governmental supervision and regulation of securities markets and participants in those markets; controls on investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may depend predominantly on only a few industries or revenues from particular commodities.

MANAGEMENT OF THE FUND

GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, provides investment management and shareholder servicing and supplemental support to the Fund and other GMO Funds (and to their respective wholly-owned subsidiary or subsidiaries, if any). GMO is a private company, founded in 1977. As of January 31, 2018, GMO managed on a worldwide basis approximately $74 billion.

Subject to the oversight of the Trustees, GMO establishes and modifies when it deems appropriate the investment strategies of the Fund. In addition to its management of the Fund’s investment portfolio and the shareholder services it provides to the Fund, GMO administers the Fund’s business affairs.

Each class of shares of the Fund pays GMO directly or indirectly a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information.

GMO’s Structured Products Team is primarily responsible for the investment management of the Fund. The Structured Products Team’s investment professionals work collaboratively and often share investment insights with, and benefit from the insights of, other GMO investment teams.

As of the date of this Prospectus, the Fund had not operated a full fiscal year. The Fund pays (or will pay) GMO, as compensation for investment management services, an annual management fee equal to 0.35% of the Fund’s average daily net assets. A discussion of the basis for the Trustees’ approval of the Fund’s investment management contract will be included in the Fund’s initial shareholder report for the period during which the Trustees approved that contract.

The following table identifies the senior member of the Structured Products Team with primary responsibility for managing the investments of the Fund and his title and business experience during the past five years. The Fund relies on its senior member to directly manage, or allocate to members of the Structured Products Team responsibility for, portions of the portfolio of the Fund, oversee the implementation of trades, review the overall composition of the Fund’s portfolio, including compliance with stated investment objectives and strategies, and monitor cash. To the extent the Fund invests in other GMO Funds, the Fund relies on the senior member(s) of the other GMO Fund(s) to carry out such responsibilities with respect to such other GMO Fund(s).

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Senior Member	Title; Business Experience During Past 5 Years
Joe Auth	Head, Structured Products Team, GMO. Mr. Auth has been responsible for providing portfolio management services to GMO’s structured credit portfolios since 2014 and high yield credit portfolios since 2017. Previously, Mr. Auth was a portfolio manager at Harvard Management Company.

The SAI contains information about how GMO determines the compensation of the senior members, other accounts they manage and related conflicts, and their ownership of Funds for which they have responsibility.

Custodian, Fund Accounting Agent, and Transfer Agent

State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Fund’s custodian, fund accounting agent and transfer agent.

Expense Reimbursement

GMO has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (defined below) that exceeds 0.10% of the Fund’s average daily net assets (“Expense Threshold Amount”). As used in this Prospectus, “Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, organizational and start-up expenses, federal securities law filing expenses, printing expenses, state and federal registration fees, and custody expenses. GMO is permitted to recover from the Fund, on a class-by-class basis, as applicable, the “Specified Operating Expenses” GMO has borne or reimbursed (whether through reduction of its fees or otherwise) to the extent that the Fund’s “Specified Operating Expenses” later fall below the Expense Threshold Amount or the lower expense limit in effect when GMO seeks to recover the expenses. The Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. The amount GMO is entitled to recover may not cause the Fund to exceed the Expense Threshold Amount or the lower expense limit in effect when GMO seeks recovery.

GMO has contractually agreed to waive or reduce the Fund’s management fee, but not below zero, to the extent necessary to offset the management fees paid to GMO that are directly or indirectly borne by the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

GMO has contractually agreed to waive or reduce the shareholder service fee charged to holders of each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly borne by the class of shares of the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2019, unless the Fund’s Board of Trustees authorizes their modification or termination or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplement support agreement.

Additional Information

The Trust has contractual arrangements with various parties, including, among others, the Fund’s investment manager, shareholder service provider, custodian and fund accounting agent, transfer agent, distributor and placement agent, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement is intended to, and does not, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that those laws do not permit to be waived.

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The Trust’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration”), provides that shareholders shall not have the right to bring or enforce certain types of claims except as provided in the Trust’s by-laws or expressly provided by law and not permitted to be waived. The Trust’s Amended and Restated By-Laws (the “By-Laws”) provide that no shareholder shall have the right to bring or maintain any court action or other proceeding asserting a derivative claim (as defined in the By-Laws) without first making a written demand on the Trustees, and that any decision by the Trustees in such matters is binding on all shareholders. The By-Laws further provide that the laws of Massachusetts shall govern the operations of the Trust and that, absent the consent of all parties, the sole and exclusive forum for many types of claims involving the Trust shall be the federal courts sitting within the City of Boston or the Business Litigation Session of the Massachusetts Superior Court. Please see the SAI for additional information regarding the provisions of the Declaration and By-Laws. Copies of the Trust’s Declaration and By-Laws, as amended from time to time, have been filed with the SEC as exhibits to the Trust’s registration statement, and are available on the EDGAR database on the SEC’s website at www.sec.gov.

“GMO”, the GMO logo, and “Benchmark-Free” are service marks of Grantham, Mayo, Van Otterloo & Co. LLC. All rights reserved.

DETERMINATION OF NET ASSET VALUE

The net asset value or “NAV” of each class of shares of the Fund is determined as of the close of regular trading on the NYSE, generally at 4:00 p.m. Eastern time. Current net asset values per share for each series of GMO Trust are available at www.gmo.com.

The NAV per share of a class of shares of the Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of outstanding shares of that class. NAV is not determined (and accordingly, transactions in shares of the Fund are not processed) on any days when the NYSE is closed for business and, in some cases, on days when markets in which the Fund has significant investments are closed (for example, NAV for the Fund is not determined (and accordingly transactions in shares of the Fund are not processed) on days when either the NYSE or the U.S. bond markets are closed for business). In addition, to the extent the Fund holds portfolio securities listed on exchanges (e.g., non-U.S. exchanges) that are open for trading on days when the Fund’s NAV is not determined (e.g., a U.S. holiday on which the NYSE is closed), the net value of the Fund’s assets may change significantly on days when shares cannot be redeemed.

The Fund may elect not to determine NAV on days when none of its shares are tendered for redemption and it accepts no orders to purchase its shares.

The value of the Fund’s investments is generally determined as follows:

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available:

•	Last sale price or

•	Official closing price or

•	Most recent quoted price published by the exchange (if no reported last sale or official closing price) or

•	Quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange)

(Also, see discussion in “‘Fair Value’ pricing” below.)

Exchange-traded options:

•	Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions

Cleared derivatives:

•	Price quoted (which may be based on a model) by the relevant clearing house (if an updated quote for a cleared derivative is not available by the time that the Fund calculates its NAV on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house)

OTC derivatives:

•	Price generally determined by an industry standard model

Unlisted non-fixed income securities for which market quotations are readily available:

•	Most recent quoted price

Fixed income securities (includes bonds, loans, loan participations, asset-backed securities, and other structured notes):

•	Most recent price supplied by a specific relevant pricing source determined by GMO (if a reliable updated price for a fixed income security is not available by the time that the Fund calculates its NAV on any business day, the Fund will generally use the most recent reliable price to value that security)

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Note: Reliable prices, including reliable quoted prices, may not always be available. When they are not available, the Fund may use alternative valuation methodologies (e.g., valuing the relevant assets at “fair value” as described below).

Shares of other GMO Funds and other open-end registered investment companies:

•	Most recent NAV

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time the Fund calculates its NAV on any business day, the Fund will generally use the last quoted price so long as GMO believes that the quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether the Fund has a long position or a short position.

The prices of non-U.S. securities quoted in foreign currencies, foreign currency balances, and the value of non-U.S. forward currency contracts are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 p.m. Eastern time, at then current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing NAV.

Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another source) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by the Fund.

“Fair Value” pricing:

For all other assets and securities, including derivatives, and in cases where quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, the Fund’s investments are valued at “fair value,” as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.

With respect to the Fund’s use of “fair value” pricing, you should note the following:

►	In some cases, a significant percentage of the Fund’s assets may be “fair valued.” Factors that may be considered in determining “fair value” include, among others, the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund’s NAV is calculated, other news events, and significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). Because of the uncertainty inherent in fair value pricing, the price determined for a particular security may be materially different from the value realized upon its sale.

►	The valuation methodologies described above are modified for equities that trade in non-U.S. securities markets that close prior to the close of the NYSE due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close.

►	The Fund’s use of fair value pricing may cause the Fund’s returns to differ from those of its benchmark or other comparative index or indices more than would otherwise be the case. For example, the Fund may fair value its international equity holdings as a result of significant events that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. In these cases, the benchmark or index may use the local market closing price, while the Fund uses an adjusted “fair value” price.

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NAME POLICY

To comply with SEC rules regarding the use of descriptive words in a fund’s name, the Fund has adopted a policy of investing at least 80% of the value of its net assets plus the amount of any borrowings made for investment purposes in “high yield bonds” (as defined on page 2 above) (the Fund’s “Name Policy”). The Name Policy is described in the “Principal investment strategies” section of the Fund Summary.

The Fund will not change its Name Policy without providing its shareholders at least 60 days’ prior written notice. When used in connection with the Fund’s Name Policy, “assets” include the Fund’s net assets plus any borrowings made for investment purposes.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has established a policy with respect to disclosure of its portfolio holdings. That policy is described in the SAI. The Fund’s portfolio holdings are available quarterly on the SEC’s website when the Fund files a Form N-CSR (annual/semiannual report) or Form N-Q (quarterly schedule of portfolio holdings) or such other forms as required by the 1940 Act.

The Fund or GMO may suspend the posting of portfolio holdings and the Fund may modify the disclosure policy, without notice to shareholders. Once posted, the Fund’s portfolio holdings typically will remain available on the website at least until the Fund files a Form N-CSR (annual/semiannual report) or Form N-Q (quarterly schedule of portfolio holdings) for the period that includes the date of those holdings.

HOW TO PURCHASE SHARES

Under ordinary circumstances, you may purchase the Fund’s shares directly from the Trust on days when the NYSE and U.S. bond markets are open for business and when other markets in which the Fund has significant investment exposure are open for business. In addition, some brokers and agents are authorized to accept purchase and redemption orders on the Fund’s behalf. These brokers and agents may charge transaction fees and impose restrictions on purchases of Fund shares through them. For instructions on purchasing shares, call the Trust at 1-617-346-7646, send an email to SHS@GMO.com, or contact your broker or agent. The Trust will not accept a purchase order until it has received a GMO Trust Application deemed to be in good order by the Trust or its agent. In addition, the Trust will typically not accept a purchase order unless an Internal Revenue Service (“IRS”) Form W-9 (for U.S. shareholders) or the appropriate IRS Form W-8 (for non-U.S. shareholders) with a correct taxpayer identification number (if required) is on file with, and that W-9 or W-8 is deemed to be in good order by, the Trust’s withholding agent, State Street Bank and Trust Company. The Trust, its agent or a financial intermediary may require additional tax-related certifications, information or other documentation from you in order to comply with applicable U.S. federal reporting and withholding tax provisions, including the Foreign Account Tax Compliance Act. If you do not provide such IRS forms and other certifications, information, or necessary documentation, you may be subject to withholding taxes on distributions or proceeds received upon the sale, exchange or redemption of your Fund shares. Neither the Fund nor GMO shall be responsible or liable for any amounts subject to tax withholding. For more information on these rules, see “Taxes” in the SAI. Please consult your tax adviser to ensure all tax forms provided to the Trust or its agent are completed properly and maintained, as required, in good order. GMO and/or its agents have the right to decide when a completed form is in good order.

Purchase Policies. You must submit a purchase order in good order to avoid its being rejected. In general, a purchase order is in “good order” if it includes:

•	The name of the Fund being purchased;

•	The U.S. dollar amount of the shares to be purchased;

•	The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) (the “Cut-off Time”) on that date);

•	The name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity; and

•	The signature of an authorized signatory as identified in the GMO Trust Application or subsequent authorized signers list.

For retirement accounts, additional information regarding contributions typically is required.

If payment in full (in U.S. funds paid by check or wire or, when approved, by securities) is not received prior to the Cut-off Time on the intended purchase date, the order may be rejected or deferred until payment in full is received unless prior arrangements for later payment have been approved by GMO. For investors in some non-U.S. jurisdictions, payment in full may be required to be sent to the Trust or its agent through a duly authorized local paying agent.

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If a purchase order is received in good order by the Trust or its agent, together with payment in full, prior to the Cut-off Time, the purchase price for the Fund shares to be purchased is the net asset value per share of the class of Fund shares being purchased determined on that day (plus any applicable purchase premium). If that order is received after the Cut-off Time, the purchase price for the Fund shares to be purchased is the net asset value per share of the class of Fund shares to be purchased determined on the next business day that the NYSE is open (plus any applicable purchase premium). Purchase orders received on days when the Fund does not determine its NAV will not be accepted until the next day on which the Fund’s NAV is determined. Purchase orders that are received on days when either the NYSE or the U.S. bond markets are closed will not be accepted until the next day on which both the NYSE and the U.S. bond markets are open, and the purchase price will be the net asset value per share of the class of Fund shares to be purchased determined on that day (plus any applicable purchase premium). In the event of a disaster affecting Boston, Massachusetts, you should contact GMO to confirm that your purchase order was received and is in good order.

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by each investor in its GMO Trust Application, and the Trust may require further identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.

The Trust and its agents reserve the right to reject any purchase order. In addition, without notice, the Fund in its sole discretion may temporarily or permanently suspend sales of its shares to new investors and/or existing shareholders.

Minimum initial investment amounts (by class, if applicable) are set forth in the table on page 27 of this Prospectus. The Fund may increase minimum initial investment amounts at any time and may waive initial minimums for some investors.

Funds advised or sub-advised by GMO (“Top Funds”) may purchase shares of the Fund after the Cut-off Time and receive the current day’s price if the following conditions are met: (i) the Top Fund received a purchase order in good order prior to the Cut-off Time on that day; and (ii) the purchase(s) by the Top Fund of shares of the Fund are executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.

Submitting Your Purchase Order Form. Completed purchase order forms can be submitted by mail, facsimile, or email (provided that a PDF copy of the completed purchase order form is attached to the email) or other form of communication pre-approved by Shareholder Services to the Trust at:

GMO Trust

c/o Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf

Boston, Massachusetts 02110

Facsimile: 1-617-439-4192

Attention: Shareholder Services

Email: clientorder@gmo.com

Call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com to confirm that GMO received, made a good order determination regarding, and accepted your purchase order form. Do not send cash, checks, or securities directly to the Trust. A purchase order submitted by mail, facsimile or email is “received” by the Trust when it is actually received by the Trust or its agent. The Trust is not responsible for purchase orders submitted but not actually received by the Trust or its agent for any reason, including purchase orders not received on account of a computer virus or other third-party interference (such as delays or errors by local paying agents).

Funding Your Investment. You may purchase shares:

•	with cash (by means of wire transfer or check or other form of payment preapproved by GMO Shareholder Services)

►    By wire. Instruct your bank to wire your investment to:

State Street Bank and Trust Company, North Quincy, Massachusetts

ABA#: 011000028

Attn: Transfer Agent

Credit: GMO Trust Deposit Account 00330902

Further credit: GMO Fund/Account name and number

►    By check. All checks must be made payable to the appropriate Fund or to GMO Trust. The Trust will not accept checks payable to a third party that have been endorsed by the payee to the Trust. Mail checks to:

By U.S. Postal Service: State Street Bank and Trust Company Attn: GMO Transfer Agent Mail Stop OHD0100 Box 5493 Boston, Massachusetts 02206	By Overnight Courier: State Street Bank and Trust Company Attn: GMO Transfer Agent 1 Heritage Drive Mail Stop OHD0100 North Quincy, Massachusetts 02171

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•	in exchange for securities acceptable to GMO

►	securities must be approved by GMO prior to transfer to the Fund

►	securities will be valued as set forth under “Determination of Net Asset Value”

►	you may bear any stamp or other transaction-based taxes or other costs arising in connection with the transfer of securities to the Fund.

•	by a combination of cash and securities

The Trust is not responsible for cash (including wire transfers and checks) or securities delivered in connection with a purchase of Fund shares until they are actually received by the Fund. A purchaser will not earn interest on any funds prior to their investment in the Fund. A purchase may be made in U.S. dollars or, in GMO’s sole discretion, in another currency deemed acceptable by GMO. Non-U.S. dollar currencies used to purchase Fund shares will be valued in accordance with the Trust’s valuation procedures.

Frequent Trading Activity. As a matter of policy, the Trust will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies, including market timing, that GMO determines could be harmful to the Fund and its shareholders. Frequent trading strategies generally are strategies that involve repeated exchanges or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies can be disruptive to the efficient management of the Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to the Fund and its shareholders.

The Trustees have adopted procedures designed to detect and prevent frequent trading activity that could be harmful to the Fund and its shareholders (the “Procedures”). The Procedures include the fair valuation of non-U.S. securities, periodic surveillance of trading in shareholder accounts and inquiry as to the nature of trading activity. If GMO determines that an account is engaging in frequent trading that has the potential to be harmful to the Fund or its shareholders, the Procedures permit GMO to adopt various preventative measures, including suspension of the account’s exchange and purchase privileges. There is no assurance that the Procedures will be effective in all instances. The Trust reserves the right to reject any order or terminate the sale of Fund shares at any time.

Other funds and accounts over which GMO has investment discretion invest in other GMO Funds and are not subject to restrictions on how often they may purchase those Funds’ shares. Although GMO may not take affirmative steps to detect frequent trading for the Fund, GMO will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies that GMO determines could be harmful to the Fund and its shareholders.

Shares of the Fund may be distributed through financial intermediaries that submit aggregate or net purchase and redemption orders through omnibus accounts. These omnibus accounts often by nature engage in frequent transactions due to the daily trading activity of their investors. Because transactions by omnibus accounts often take place on a net basis, GMO’s ability to detect and prevent the implementation of frequent trading strategies within those accounts is limited. GMO ordinarily seeks the agreement of a financial intermediary to monitor and restrict frequent trading in accordance with the Procedures. In addition, the Fund may rely on a financial intermediary to monitor and restrict frequent trading in accordance with the intermediary’s policies and procedures in lieu of the Procedures if GMO believes that the financial intermediary’s policies and procedures are reasonably designed to detect and prevent frequent trading activity that could be harmful to the Fund and its shareholders. Shareholders who own Fund shares through an intermediary should consult with that intermediary regarding its frequent trading policies.

HOW TO REDEEM SHARES

Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE and U.S. bond markets are open for business and when other markets in which the Fund has significant investment exposure are open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. The broker or agent may charge transaction fees and impose restrictions on redemptions of Fund shares through it. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.

Redemption Policies. You must submit a redemption order in good order to avoid having it rejected by the Trust or its agent. In general, a redemption order is in “good order” if it includes:

•	The name of the Fund being redeemed;

•	The number of shares or the dollar amount of the shares to be redeemed;

•	The date on which the redemption is to be made (subject to receipt prior to the Cut-off Time on that date);

•	The name or the account number set forth with sufficient clarity to avoid ambiguity;

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•	The signature of an authorized signatory as identified in the GMO Trust Application or subsequent authorized signers list; and

•	Wire instructions or registration address that match the wire instructions or registration address (as applicable) on file at GMO or confirmation from an authorized signatory that the wire instructions are valid.

For retirement accounts, additional information regarding distributions typically is required.

If a redemption order is received in good order by the Trust or its agent prior to the Cut-off Time, the redemption price for the Fund shares being redeemed is the net asset value per share of the class of Fund shares being redeemed determined on that day (less any applicable redemption fee). Redemption orders received on days when the Fund does not determine its NAV will not be accepted until the next day on which the Fund’s NAV is determined. Redemption orders in good order that are received on days when either the NYSE or the U.S. bond markets are closed will not be accepted until the next day on which both the NYSE and the U.S. bond markets are open, and the redemption price will be the net asset value per share of the class of Fund shares being redeemed determined that day (less any applicable redemption fee). If a redemption order is received after the Cut-off Time, the redemption price for the Fund shares to be redeemed will be the net asset value per share determined on the next business day that the NYSE and U.S. bond markets are open (less any applicable redemption fee), unless you or another authorized person on your account has instructed GMO Shareholder Services in writing to defer the redemption to another day. You or another authorized person on your account may revoke your redemption order in writing at any time prior to the Cut-off Time on the redemption date. Redemption fees, if any, apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). In the event of a disaster affecting Boston, Massachusetts, you should contact GMO to confirm that your redemption order was received and is in good order.

Failure to provide the Trust or its agent with a properly authorized redemption order or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address may result in a delay in processing a redemption order, delay in remittance of redemption proceeds, or a rejection of the redemption order.

In GMO’s sole discretion, the Fund may pay redemption proceeds wholly or partly in assets (selected by GMO) other than cash. In particular, if market conditions deteriorate and GMO believes the Fund’s redemption fee (if any) will not fairly compensate the Fund for transaction costs, the Fund may limit cash redemptions and use portfolio assets other than cash to pay the redemption price to protect the interests of all Fund shareholders. Redemptions paid with portfolio assets other than cash may require shareholders to enter into new custodial arrangements if they do not have accounts available for holding securities and other assets directly.

If a redemption is paid in cash:

•	payment will generally be made by means of a federal funds transfer to the bank account designated in the relevant GMO Trust Application

►          designation of one or more additional bank accounts or any change in the bank accounts originally designated in the GMO Trust Application must be made in a recordable format by an authorized signatory according to the procedures in the GMO Trust Redemption Order Form

►          if an ambiguity in wire instructions cannot be resolved in a timely manner, GMO may elect to remit redemption proceeds by check

•	upon request, payment will be made by check mailed to the registered address (unless another address is specified according to the procedures in the GMO Trust Redemption Order Form)

•	In GMO’s sole discretion, a redemption may be paid in whole or in part in a currency other than U.S. dollars when the redeeming shareholder has indicated a willingness to receive the redemption proceeds in that currency. Non-U.S. dollar currencies used to pay redemption proceeds will be valued in accordance with the Trust’s valuation procedures.

If a redemption is paid with assets other than cash, you should note that:

•	the assets will be valued as set forth under “Determination of Net Asset Value”;

•	the assets will be selected by GMO in light of the Fund’s objective and other practical considerations and may not represent a pro rata distribution of each security held in the Fund’s portfolio;

•	you will likely incur brokerage charges on the sale of assets such as securities;

•	redemptions paid in assets other than cash generally are treated the same as redemptions paid in cash from a U.S. federal tax standpoint;

•	you may bear any stamp or other transaction-based taxes or other costs arising in connection with the Fund’s transfer of assets other than cash, such as securities, to you; and

•	the assets will be transferred and delivered by the Trust as directed in writing by an authorized person on your account.

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The Fund may suspend the right of redemption and may postpone payment for more than seven days:

•	during periods when the NYSE is closed other than customary weekend or holiday closings;

•	during periods when trading on the NYSE is restricted;

•	during an emergency that makes it impracticable for the Fund to dispose of its securities or to fairly determine its net asset value; or

•	during any other period permitted by the SEC.

The Fund typically expects to make a redemption payment on the first business day following the day on which a redemption request is received in good order prior to the Cut-off Time, regardless of the method used to make the payment (e.g., by check, wire, or automated clearing house). The Fund, however, may take up to seven days to make a redemption payment. The Fund may make redemption payments to shareholders at different times and in different forms (e.g., cash or other assets) even though their redemption requests were received on the same day.

Under normal conditions, the Fund typically expects to use cash for redemption payments. The Fund, however, has the right to use assets other than cash for redemption payments and is more likely to do so during times of deteriorating market conditions or market stress, when GMO believes the Fund’s redemption fee (if any) will not fairly compensate the Fund for transaction costs or when a significant portion of the Fund’s portfolio is comprised of less-liquid securities. In cases where the Fund uses assets other than cash for redemption payments, the value of the non-cash assets is determined as of the redemption date; the value of the assets when received by the redeeming shareholder may be lower (or higher) than their value as of the redemption date.

The Trust will not process what it reasonably believes are duplicate redemption requests.

The Trust will not pay redemption proceeds to third parties and does not offer check-writing privileges.

The Trust typically will not pay redemption proceeds to multiple bank accounts.

For investors in some non-U.S. jurisdictions, redemption proceeds may be required to be sent by the Trust to the redeeming shareholder through a duly authorized local paying agent.

Redemption requests may be revoked prior to the Cut-off Time on the redemption date.

Pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trust has the unilateral right to redeem Fund shares held by a shareholder at any time (i) if at that time the shareholder owns shares of the Fund or a class of shares of the Fund having an aggregate net asset value of less than an amount determined from time to time by the Trustees; (ii) to the extent the shareholder owns shares of the Fund or a class of shares of the Fund equal to or in excess of a percentage of the outstanding shares of the Fund or the class of shares of the Fund determined from time to time by the Trustees; or (iii) as a means of satisfying legal obligations of the Trust in respect of a withholding tax and related interest, penalty and similar charges, including, but not limited to, obligations occasioned by the failure of a shareholder to provide any documentation requested by the Trust or its agent. The Trustees have authorized GMO in its sole discretion to redeem shares to prevent a shareholder from becoming an affiliated person of the Fund.

Top Funds may redeem shares of the Fund after the Cut-off Time and receive the current day’s price if the following conditions are met: (i) the Top Fund received a redemption order prior to the Cut-off Time on that day; and (ii) the redemption of the shares of the Fund is executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.

Cost Basis Reporting. If your account is subject to U.S. federal tax reporting or you otherwise have informed the Fund that you would like to receive “informational only” U.S. federal tax reporting, the Fund will provide you with cost basis and other related tax information about those shares. Shareholders are responsible for keeping their own records for determining their tax basis of shares that are not subject to the cost basis reporting requirement. Please consult the Trust for more information regarding methods for cost basis reporting, including the Fund’s default method, and how to select or change a method. You should consult your tax adviser to determine which cost basis method made available by the Fund is most appropriate for you.

If you purchased shares of the Fund through an intermediary, the intermediary and not the Fund ordinarily is responsible for providing the cost basis and related reporting described above. Shareholders purchasing Fund shares through an intermediary should contact the intermediary for more information about how to select a cost basis accounting method for those shares, as well as for information about the intermediary’s default method.

Submitting Your Redemption Order. Redemption orders can be submitted by mail, facsimile, or email or other form of communication pre-approved by Shareholder Services to the Trust at the address/facsimile number/email address set forth under “How to Purchase Shares – Submitting Your Purchase Order Form.” Redemption orders are “received” by the Trust when they are actually received by the Trust or its agent. The Trust is not responsible for redemption orders submitted but not actually received by the Trust or its agent for any reason, including redemption orders not received on account of a computer virus or other third-party interference (such as delays or errors by local paying agents). Call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com to confirm that GMO received, made a good order determination regarding, and accepted your redemption order.

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MULTIPLE CLASSES AND ELIGIBILITY

The Fund offers multiple classes of shares. The sole economic difference among the various classes of shares is in their shareholder service fee. Differences in the shareholder service fee reflect the fact that, as the size of an investor relationship increases, the cost to service that investor decreases as a percentage of the investor’s assets managed by GMO and its affiliates. Thus, the shareholder service fee generally is lower for classes requiring greater minimum investments.

An investor’s eligibility to purchase Fund shares or different classes of Fund shares depends on the investor’s meeting either (i) the “Minimum Total Fund Investment,” which involves only an investor’s total investment in the Fund, or (ii) the “Minimum Total GMO Investment,” both of which are set forth in the table below. For investors owning shares of the Fund, no minimum additional investment is required to purchase additional shares of the Fund.

Minimum Investment Criteria for Class Eligibility

	Minimum Total Fund Investment	Minimum Total GMO Investment	Shareholder Service Fee (as a % of average daily net assets)
Class III Shares	N/A	$10 million	0.15%
Class IV Shares	$125 million	$250 million	0.10%
Class V Shares	$250 million	$500 million	0.085%
Class VI Shares	$300 million	$750 million	0.055%

An investor’s Minimum Total GMO Investment equals GMO’s estimate of the market value of all the investor’s assets managed by GMO and its affiliates (i) at the time of the investor’s initial investment, (ii) at the close of business on the last business day of each calendar quarter, or (iii) at other times as determined by GMO (including those described below under “Conversions between Classes”) (each, a “Determination Date”). When purchasing shares of the Fund, investors should consult with GMO to determine the applicable Determination Date and the share class for which they are eligible.

Upon request GMO may permit an investor to undertake in writing to meet the applicable Minimum Total Fund Investment or Minimum Total GMO Investment over a specified period (a “Commitment Letter”).

You should note:

•	No minimum additional investment is required to purchase additional shares of the Fund if you hold shares of the Fund.

•	GMO makes all determinations as to which investor accounts should be aggregated for purposes of determining eligibility for the various classes of shares offered by the Fund. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, GMO considers several factors including, but not limited to, whether: the accounts are for one or more subsidiaries of the same parent company; the accounts have the same beneficial owner regardless of the legal form of ownership; the registered owner has full discretion over all underlying assets; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to the same investment board; GMO services the relationship through a single GMO relationship manager; the relationships have substantially similar reporting requirements; and the relationship can be serviced from a single geographic location.

•	Eligibility requirements for each class of shares of the Fund are subject to change.

•	GMO may, in its sole discretion, waive eligibility requirements and typically waives eligibility requirements for (i) GMO Funds and other accounts over which GMO has investment discretion that invest in other GMO Funds, (ii) GMO directors, partners, employees, agents, and their family members, (iii) the Trustees of the Trust, (iv) Trustees of other mutual funds sponsored by GMO, and (v) clients of an investment consultant or similar investment professional with a substantial ongoing business relationship with GMO. GMO may discontinue such waivers at any time without notice.

•	Investors investing through a financial intermediary may be permitted to invest in Class III Shares, and investments through a financial intermediary may not be subject to conversions between classes.

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Conversions between Classes

As described above, in determining whether an investor is eligible to purchase Fund shares, GMO considers each investor’s Minimum Total Fund Investment and Minimum Total GMO Investment on each Determination Date. Based on this determination, and subject to the following, each investor’s shares of the Fund eligible for conversion will be converted to the class of shares of the Fund with the lowest shareholder service fee for which the investor satisfies all minimum investment requirements (or, to the extent the investor already holds shares of that class, the investor will remain in that class). Except as noted below, with respect to the Fund:

•	If an investor satisfies all minimum investment requirements for a class of shares then being offered that bears a lower shareholder service fee than the class held by the investor on the Determination Date (generally at the close of business on the last business day of each calendar quarter), the investor’s shares eligible for conversion generally will be automatically converted to that class within approximately 45 calendar days following the Determination Date on a date selected by GMO.

•	If an investor no longer satisfies all minimum investment requirements (or GMO discontinues a waiver of the eligibility requirements) for the class of shares of the Fund held by the investor on the last Determination Date of a calendar year (generally at the close of business on the last business day of the calendar year), the Fund generally will convert the investor’s shares to the class it is then offering bearing the lowest shareholder service fee for which the investor satisfies all minimum investment requirements (which class typically will bear a higher shareholder service fee than the class then held by the investor). For purposes of conversions between classes, a class of shares that has no shares outstanding as of the relevant Determination Date will not be considered a class of shares then being offered by the Fund. If an investor no longer satisfies all minimum investment requirements for any class of shares of the Fund being offered as of the last Determination Date of a calendar year, the Fund will convert the investor’s shares to the class of shares of the Fund then being offered bearing the highest shareholder service fee. Notwithstanding the foregoing, an investor’s shares will not be converted to a class of shares bearing a higher shareholder service fee without at least 15 calendar days’ prior notice, and if the investor makes an additional investment or the value of the investor’s shares otherwise increases prior to the end of the notice period so as to satisfy all minimum investment requirements for the investor’s current class of shares, the investor will remain in the class of shares then held by the investor. Solely for the purpose of determining whether an investor has satisfied the minimum investment requirements for an investor’s current class of shares, the value of the investor’s shares is considered to be the greater of (i) the value of the investor’s shares on the relevant Determination Date, (ii) the value of the investor’s shares on the date that GMO reassesses the value of the investor’s account for the purpose of sending notice of a proposed conversion, or (iii) the value of the investor’s shares immediately prior to the date when the conversion would take place. If the investor is not able to make an additional investment in the Fund solely because the Fund is closed to new investment or is capacity constrained, the class of shares then held by the investor will not be converted unless GMO approves reopening the Fund to permit the investor to make an additional investment. The conversion of an investor’s shares to a class of shares bearing a higher shareholder service fee generally will occur within approximately 60 calendar days following the last Determination Date of a calendar year or, in the case of conversion due to an abusive pattern of investments or redemptions (see next paragraph), on any other date GMO determines.

The Fund may at any time without notice convert an investor’s shares to the class it is then offering bearing the lowest shareholder service fee for which the investor satisfied all minimum investment requirements (or, if the Fund has no such class, the class of the Fund bearing the highest shareholder service fee) if the investor no longer satisfies all minimum investment requirements for the class of shares held by the investor and: (i) GMO believes the investor has engaged in an abusive pattern of investments or redemptions (e.g., a large investment just before a Determination Date and a redemption immediately after the Determination Date), (ii) the investor fails to meet the applicable Minimum Total Fund Investment or Minimum Total GMO Investment by the time specified in the investor’s Commitment Letter, or (iii) the total expense ratio borne by the investor immediately following the conversion is equal to or less than the total expense ratio borne by the investor immediately before the conversion (after giving effect to any applicable fee and expense waivers or reimbursements).

For U.S. federal income tax purposes, the conversion of an investor’s investment from one class of shares of the Fund to another class of shares of the Fund generally should not result in the recognition of gain or loss in the shares that are converted. Thus, in general, the investor’s tax basis in the new class of shares immediately after the conversion should equal the investor’s basis in the converted shares immediately before the conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

DISTRIBUTIONS AND TAXES

Except as specifically noted below, this section provides a general summary of certain material U.S. federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents, or corporations. You should consult your own tax advisers about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible non-U.S., state, local, or other applicable taxes (including the federal alternative minimum tax). This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”) and upon judicial decisions, U.S. Treasury Regulations, IRS Rulings and other administrative materials interpreting the Code, all of which are subject to changes, which may or may not be retroactive. Recently enacted tax legislation and future guidance may affect how and how much the Fund or the Fund’s shareholders are taxed by the United States. The Fund’s shareholders may include other GMO Funds not offered in this Prospectus, some of which are regulated investment companies (each, a “RIC”) as defined by Subchapter M of the Code. The summary below does not address tax consequences to shareholders/investors of those other GMO Funds. Shareholders/investors of those other GMO Funds should refer to the prospectuses and statements of additional information (or other applicable disclosures) for those GMO Funds for a summary of the tax consequences applicable to them.

28

The policy of the Fund is to declare and pay dividends of its net investment income, if any, at least annually, although the Fund is permitted to, and will from time to time, declare and pay dividends of net investment income, if any, more frequently. The Fund also intends to distribute net realized capital gains, whether from the sale of investments held by the Fund for not more than one year (net short-term capital gains) or from the sale of investments held by the Fund for more than one year (net long-term capital gains), if any, at least annually. In addition, the Fund may, from time to time and at its discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by the Fund. Net investment income of the Fund includes (i) distributions received from an underlying fund taxed as a RIC attributable to the underlying fund’s own net investment income and net short-term capital gains and (ii) the Fund’s allocable share of net investment income of an underlying fund taxed as a partnership. Net realized capital gains includes (x) distributions received from an underlying fund taxed as a RIC attributable to the underlying fund’s net long-term capital gains and (y) the Fund’s allocable share of net short-term or net long-term capital gains of an underlying fund taxed as a partnership.

From time to time, distributions by the Fund could constitute a return of capital to shareholders for U.S. federal income tax purposes. Shareholders should read the description below for information regarding the tax character of distributions from the Fund to shareholders.

All dividends of net investment income and capital gain distributions paid to a shareholder will automatically be reinvested at net asset value in additional shares of the Fund making them, unless GMO or its agents receive a shareholder election to receive cash. A shareholder election must be received no later than 4:00 p.m. Eastern time via email at ClientOps@gmo.com or facsimile at 617-310-4524 on the record date of the dividends and/or distributions in order to be processed. A shareholder may elect to receive cash by marking the appropriate boxes on the GMO Trust Application, by writing to the Trust, or by notifying its broker or agent. The Fund does not charge a purchase premium on reinvested dividends and distributions.

It is important for you to note:

•	The Fund is treated as a separate taxable entity for U.S. federal income tax purposes. The Fund intends to elect to be treated, and intends to qualify and be treated each year, as a RIC under Subchapter M of the Code. A RIC generally is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC would result in, among other things, Fund-level taxation, and consequently, a reduction in the value of the Fund. See “Taxes” in the SAI for more information about the tax consequences of not qualifying as a RIC.

•	For U.S. federal income tax purposes, distributions of net investment income generally are taxable to shareholders as ordinary income.

•	For U.S. federal income tax purposes, taxes on distributions of net realized capital gains generally are determined by how long the Fund owned the investments generating the gains, rather than by how long a shareholder has owned shares in the Fund. Distributions of net realized capital gains from the sale of investments that the Fund owned for more than one year and that are reported by the Fund as capital gain distributions generally are taxable to shareholders as long-term capital gains. Distributions of net realized capital gains from the sale of investments that the Fund owned for one year or less generally are taxable to shareholders as ordinary income. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.

•	The Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that year, in which case the excess generally would be treated as a return of capital, which would reduce a shareholder’s tax basis in its shares, with any amounts exceeding such basis treated as capital gain. A return of capital is not taxable to shareholders to the extent such amount does not exceed a shareholder’s tax basis, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

•	The Fund will carry any net realized capital losses (i.e., realized capital losses in excess of realized capital gains) from any taxable year forward to one or more subsequent taxable years to offset capital gains, if any, realized during such subsequent years. If the Fund incurs or has incurred net capital losses in a taxable year beginning after December 22, 2010, those losses will be carried forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character. If the Fund has incurred net capital losses in a taxable year beginning on or before December 22, 2010, the Fund is permitted to carry those losses forward for up to eight taxable years. Any such losses remaining at the end of the eight-year period will expire unused. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year. The Fund’s ability to utilize these and certain other losses to reduce distributable net realized capital gains in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund. See “Taxes” in the SAI for more information.

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•	Net losses realized from foreign currency-related and other instruments, as well as expenses borne by the Fund, may give rise to losses that are treated as ordinary losses. The Fund cannot carry forward such losses to subsequent taxable years to offset net investment income or short-term capital gains. This may result in the Fund’s realizing economic losses for which it does not receive a corresponding benefit from a U.S. federal income tax perspective. The Fund's ability to use ordinary losses to reduce otherwise distributable net investment income or short-term capital gains may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.

•	Distributions of net investment income properly reported by the Fund as derived from “qualified dividend income” will be taxable to shareholders taxed as individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

•	Distributions of net investment income derived from dividends eligible for the “dividends-received deduction” may allow a corporate shareholder (other than an S corporation) to deduct a percentage of such distribution, as a dividends-received deduction, in computing its taxable income, provided holding period and other requirements are met at both the shareholder and Fund levels.

•	The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of individuals and of certain trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income (for this purpose) generally includes dividends, including any capital gain distributions, paid by the Fund, and net gains recognized on the sale, redemption or exchange of shares in the Fund, and may be reduced by certain allowable deductions. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund in light of their particular circumstances.

•	Distributions by the Fund generally are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund’s shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

•	Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions from such a plan.

•	Any gain resulting from a shareholder’s sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as short- or long-term capital gain, depending on how long the Fund shares were held by the shareholder for U.S. federal income tax purposes. Redemptions paid in securities generally are treated by shareholders for U.S. federal income tax purposes the same as redemptions paid in cash.

•	To the extent the Fund invests, directly or indirectly, in other GMO Funds, subsidiaries of GMO Funds, or other investment companies treated as RICs, partnerships, trusts or other pass-through structures for U.S. federal income tax purposes, including certain ETFs, the Fund’s distributions could vary in terms of their timing, character, and/or amount, in some cases significantly, from what the Fund’s distributions would have been had the Fund invested directly in the portfolio investments held by the underlying investment companies. See “Taxes” in the SAI for more information.

•	The Fund’s income from or the proceeds of dispositions of its non-U.S. investments may be subject to non-U.S. withholding or other taxes. The Fund may otherwise be subject to non-U.S. taxation on repatriation proceeds generated from those investments or to other transaction-based non-U.S. taxes on those investments. Those withholding and other taxes will reduce the Fund’s return on and taxable distributions in respect of its non-U.S. investments. In some cases, the Fund may seek a refund in respect of taxes paid to a non-U.S. country (see “Description of Principal Risks—Non-U.S. Investment Risk” for more information). The non-U.S. withholding and other tax rates applicable to the Fund’s investments in certain non-U.S. jurisdictions may be higher in certain circumstances, for instance, if the Fund has a significant number of non-U.S. shareholders, if the Fund owns a significant holding of a non-U.S. issuer or if the Fund or an underlying GMO Fund invests through a subsidiary. In certain instances, shareholders may be entitled to claim a credit or deduction (but not both) for non-U.S. taxes paid directly or indirectly. In addition, the Fund’s investments in certain non-U.S. investments, foreign currencies or foreign currency derivatives may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. See “Taxes” in the SAI for more information.

•	Any U.S. withholding or other taxes applicable to the Fund’s investments, including in respect of investments in its wholly-owned subsidiary, if any, will reduce the Fund’s return on its investments.

•	Under the Fund’s securities lending arrangements, if the Fund lends a portfolio security and a dividend is paid in respect of the security out on loan, the borrower will be required to pay to that Fund a substitute payment at least equal, on an after-tax basis, to the dividend that the Fund would have received if it had received the dividend directly. Because some borrowers of non-U.S. securities may be subject to levels of taxation that are lower than the rates applicable to that Fund, some borrowers are likely to be motivated by the ability to earn a profit on those differential tax rates and to pay that Fund for the opportunity to earn that profit. In the United States, laws are in effect limiting the ability of certain swaps and similar derivative instruments and securities lending transactions to reduce otherwise applicable U.S. withholding taxes on U.S. stock dividends paid to a non-U.S. person. There can be no assurance that similar legislation will not be adopted in other jurisdictions with respect to non-U.S. investments or that non-U.S. taxing authorities will not otherwise challenge beneficial tax results arising from swaps or other derivative instruments or securities lending arrangements.

30

•	Some of the Fund’s investment practices, including transacting in derivatives, short sales, hedging activities generally, and securities lending activities, as well as some of the Fund’s investments, including debt obligations issued or purchased at a discount, asset-backed securities, assets “marked to the market” for U.S. federal income tax purposes, REITs, equity in certain non-U.S. corporations, master limited partnerships and, potentially, so-called “indexed securities” (such as TIPS or other inflation-indexed bonds), are subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and amount of the Fund’s distributions and, in some cases, may cause the Fund to liquidate investments at disadvantageous times.

•	The Fund’s investment through a wholly-owned subsidiary could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investment, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions. See “Taxes” in the SAI for more information about the tax consequences of the Fund’s investment practices and investments, including the Fund’s investments in a wholly-owned subsidiary.

•	The Fund does not currently expect to pass through to shareholders the tax-exempt character of interest from investments in tax-exempt municipal bonds, if any. Therefore, any interest on municipal bonds will be taxable to shareholders of the Fund when received as a distribution from the Fund.

•	In general, in order to qualify as a RIC, the Fund must, among other things, derive at least 90% of its gross income from certain specified sources (“qualifying income”). There is a risk, however, that the IRS could determine that some or all of the gross income derived from investments in one or more foreign subsidiaries is not qualifying income, which might adversely affect the Fund’s ability to qualify as a RIC under the Code.

•	The Fund’s pursuit of its investment strategy, including a strategy involving the ability to engage in certain derivative transactions, will potentially be limited by the Fund’s intention to qualify as a RIC, and could adversely affect the Fund’s ability to so qualify.

•	Distributions paid to non-U.S. shareholders that the Fund properly reports as capital gain distributions, short-term capital gain distributions or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain requirements are met. The Fund is permitted, but is not required, to report the part, if any, of its distributions that are eligible for such treatment. The Fund’s distributions other than those the Fund properly reports as capital gain distributions, short-term capital gain distributions or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). For more information on the tax consequences of investing in the Fund for non-U.S. shareholders, see “Taxes” in the SAI. Non-U.S. shareholders described in section 892 of the Code should consult their tax advisers with respect to their investment in the Fund.

•	The Code generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under Sections 1471-1474 of the Code (including the U.S. Treasury Regulations and IRS guidance issued thereunder, “FATCA”) or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold 30% of the distributions, other than capital gain distributions, the Fund makes to that shareholder. On or after January 1, 2019, the Fund or its agent may also be required to withhold 30% of the gross proceeds of the sale, redemption or exchange of Fund shares and certain capital gain distributions the Fund makes to that shareholder. If FATCA withholding is applicable, the Fund or its agent is required to withhold even if the payment would otherwise be exempt from withholding under rules applicable to non-U.S. shareholders (e.g., capital gain distributions). Each prospective shareholder is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements. In addition, foreign countries are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above. See “Taxes” in the SAI for more information.

•	Most states permit mutual funds, such as the Fund, to “pass through” to their shareholders the state tax exemption on income earned from investments in some direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities, so long as the Fund meets all applicable state requirements. Therefore, you may be allowed to exclude from your state taxable income distributions made to you by the Fund that are attributable to interest the Fund directly or indirectly earned on such investments. The availability of these exemptions varies by state. You should consult your tax adviser regarding the applicability of any such exemption to your situation.

See “Taxes” in the SAI for more information, including a summary of some of the tax consequences of investing in the Fund for non-U.S. shareholders.

Shareholders should consult their own tax advisers regarding the tax consequences of an investment in the Fund.

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FINANCIAL HIGHLIGHTS

Because the Fund has not commenced operations as of the date of this Prospectus, financial highlights are not available.

INVESTMENT IN OTHER GMO FUNDS

GMO U.S. Treasury Fund.   GMO U.S. Treasury Fund (“U.S. Treasury Fund”), a series of the Trust, is not offered by this Prospectus. U.S. Treasury Fund is managed by GMO.

U.S. Treasury Fund pays an investment management fee to GMO at the annual rate of 0.08% of U.S. Treasury Fund’s average daily net assets. As of the date of this Prospectus, GMO has voluntarily waived U.S. Treasury Fund’s entire management fee. GMO may change or terminate this waiver at any time. U.S. Treasury Fund does not pay shareholder services fees to GMO. U.S. Treasury Fund offers a single class of shares.

U.S. Treasury Fund’s investment objective is liquidity and safety of principal with current income as a secondary objective.

GMO pursues investment strategies for U.S. Treasury Fund that are intended to complement the strategies it is pursuing in other funds or accounts managed by GMO. Accordingly, U.S. Treasury Fund is not a standalone investment.

Under normal circumstances, U.S. Treasury Fund invests at least 80% of its assets in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations. “Direct U.S. Treasury Obligations” include U.S. Treasury bills, bonds and notes and other securities issued by the U.S. Treasury, as well as Separately Traded Registered Interest and Principal Securities (STRIPS) and other zero-coupon securities. GMO normally seeks to maintain an interest rate duration of one year or less for U.S. Treasury Fund’s portfolio.

U.S. Treasury Fund also may enter into repurchase agreements, under which U.S. Treasury Fund purchases a security backed by the full faith and credit of the U.S. government from a seller who simultaneously commits to repurchase, on an agreed upon date in the future, the security from U.S. Treasury Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest. The counterparties in repurchase agreements are typically brokers and banks, and the safety of the arrangement depends on, among other things, U.S. Treasury Fund’s having an interest in the security that it can realize in the event of the insolvency of the counterparty.

In addition to Direct U.S. Treasury Obligations, U.S. Treasury Fund may invest in other fixed income securities that are backed by the full faith and credit of the U.S. government. The Fund also may invest in agency and supra sovereign securities, such as those issued by the Federal Home Loan Bank and the World Bank, and in money market funds unaffiliated with GMO.

U.S. Treasury Fund is not a money market fund and is not subject to the duration, quality, diversification and other requirements applicable to money market funds.

In selecting U.S. Treasury securities for U.S. Treasury Fund’s portfolio, GMO focuses primarily on the relative attractiveness of different obligations (such as bonds, notes, or bills), which can vary depending on the general level of interest rates as well as supply and demand imbalances and other market conditions. The factors considered and investment methods used by GMO can change over time.

Other GMO Funds may invest in U.S. Treasury Fund.

To the extent the Fund invests in U.S. Treasury Fund, it is subject to all of the risks to which U.S. Treasury Fund is exposed. The principal risks of an investment in U.S. Treasury Fund include Market Risk — Fixed Income, Credit Risk, Large Shareholder Risk, Management and Operational Risk, and Market Disruption and Geopolitical Risk. Shareholders of each GMO Fund investing in U.S. Treasury Fund are indirectly exposed to these risks.

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FUND CODES

The following chart identifies the ticker, news-media symbol, and CUSIP number for each share class of the Fund currently being offered (if any).

Share Class	Ticker	Symbol	CUSIP
Class III	—	—	362014 56 5
Class IV	—	—	362014 55 7
Class V	—	—	362014 54 0
Class VI	—	—	362014 53 2

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GMO TRUST

ADDITIONAL INFORMATION

The Fund’s annual and semiannual reports to shareholders (when available) will contain additional information about the Fund’s investments. The Fund’s annual report (when available) will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s annual and semiannual reports are, and the Fund’s SAI is, available free of charge at http://www.gmo.com or by writing to Shareholder Services at GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect at 1-617-346-7646. The SAI contains more detailed information about the Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

You can review and copy the Prospectus, SAI, and reports (when available) at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, Massachusetts 02110. The shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held beneficially or of record by the shareholder.

SHAREHOLDER INQUIRIES

Shareholders may request additional

information from and direct inquiries to:

Shareholder Services at

Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf, Boston, Massachusetts 02110

1-617-346-7646 (call collect)

1-617-439-4192 (fax)

SHS@GMO.com

website: http://www.gmo.com

DISTRIBUTOR

Funds Distributor, LLC

3 Canal Plaza

Suite 100

Portland, Maine 04101

Investment Company Act File No. 811-04347

34

Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

STATEMENT OF ADDITIONAL INFORMATION

June 30, 2017, as revised June 22, 2018

Multi-Asset Class Funds

Benchmark-Free Allocation Fund

Class III: GBMFX

Class IV: GBMBX

Class MF: —

Global Asset Allocation Fund

Class III: GMWAX

Absolute Return Fund

SGM Major Markets Fund

Class III: GSMFX

Class IV: GSMJX

Class VI: GSMHX

Equity Funds

Global Equity Funds

Global Equity Allocation Fund

Class III: GMGEX

Global Developed

Equity Allocation Fund

Class III: GWOAX

Quality Fund

Class III: GQETX

Class IV: GQEFX

Class V: GQLFX

Class VI: GQLOX

Climate Change Fund

Class III: GCCHX

Class IV: —

Class V: —

Class VI: —

Resources Fund

Class III: GOFIX

Class IV: GOVIX

Class V: —

Class VI: —

Equity Funds continued

International Equity Funds

International Equity

Allocation Fund

Class III: GIEAX

International Developed

Equity Allocation Fund

Class III: GIOTX

International Equity Fund

Class II: GMICX

Class III: GMOIX

Class IV: GMCFX

International Large/Mid

Cap Equity Fund

Class III: GMIEX

Class IV: GMIRX

Class VI: GCEFX

Tax-Managed International

Equities Fund

Class III: GTMIX

Foreign Small Companies Fund

Class III: GMFSX

Class IV: GFSFX

U.S. Equity Fund

U.S. Equity Fund

Class III: GMUEX

Class IV: GMRTX

Class V: GMEQX

Class VI: GMCQX

Equity Funds continued

Emerging Markets Equity

Funds

Emerging Markets Fund

Class II: GMEMX

Class III: GMOEX

Class IV: GMEFX

Class V: GEMVX

Class VI: GEMMX

Emerging Domestic

Opportunities Fund

Class II: GEDTX

Class III: GEDSX

Class IV: GEDIX

Class V: GEDOX

Class VI: GEDFX

Fixed Income Funds

High Yield Fund

Class III: —

Class IV: —

Class V: —

Class VI: —

Core Plus Bond Fund

Class III: GUGAX

Class IV: GPBFX

Emerging Country Debt Fund

Class III: GMCDX

Class IV: GMDFX

Opportunistic Income Fund

Class III: —

Class VI: GMODX

Implementation Funds

Alpha Only Fund

Class III: GGHEX

Class IV: GAPOX

Asset Allocation Bond

Fund

Class III: GMOBX

Class VI: GABFX

Benchmark-Free Fund

Class III: GBFFX

Implementation Fund

Ticker: GIMFX

Risk Premium Fund

Class III: GMRPX

Class IV: GMRVX

Class V: —

Class VI: GMOKX

Special Opportunities

Fund

Class III: —

Class IV: —

Class V: —

Class VI: GSOFX

Strategic Opportunities

Allocation Fund

Class III: GBATX

U.S. Treasury Fund

Ticker: GUSTX

This Statement of Additional Information (“SAI”) is not a prospectus. It relates to the GMO Trust Prospectus for each series of GMO Trust (the “Trust”) set forth above, dated June 30, 2017, (relating to each series of the Trust other than High Yield Fund) and April 16, 2018, as revised June 22, 2018 (relating to High Yield Fund), each as amended and revised from time to time (collectively the “Prospectus”), and should be read in conjunction therewith. Information from the Prospectus relating to the series of GMO Trust set forth above (each a “Fund,” and collectively, the “Funds”) and the Trust’s audited financial statements, financial highlights, and report of the independent registered public accounting firm of the Funds, which are included in the annual report to shareholders of each Fund, are incorporated by reference into this SAI. The Prospectus and the annual report to shareholders of each Fund may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at 1-617-346-7646.

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) is not offering or placing interests in the Funds to or with or otherwise promoting the Funds to any natural or legal persons domiciled or with a registered office in any European Economic Area (“EEA”) Member State where the Alternative Investment Fund Managers Directive (Directive 2011/61/EU) is in force and effect. GMO, in its discretion, may accept any such investor into a Fund, but only if it is satisfied that, by accepting such investor, it would not be in breach of any law, rule, regulation or other legislative or administrative measure in or otherwise applicable to the relevant EEA Member State and such investor is otherwise eligible under the laws of such EEA Member State to invest in the Fund. None of the Funds, GMO, their respective affiliates, or any natural or legal person acting on their behalf have been registered with, have been approved by, or have made a notification to any EEA Member State, European Union, or other regulatory, governmental, or similar body with respect to the Funds, and no such body has approved, endorsed, reviewed, acquiesced, or taken any similar action with respect to any offering, marketing, or other promotional materials relating to the Funds.

Table of Contents

i

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal strategies of, and risks of investing in, each Fund are described in each Fund’s Prospectus. Unless otherwise indicated in the Prospectus or this SAI, the investment objectives and policies of the Funds may be changed without shareholder approval.

FUND INVESTMENTS

The charts on the following pages indicate the types of investments that each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments, provided the investments are consistent with the Fund’s investment objective and policies and the Fund’s investment restrictions do not expressly prohibit it from so doing.

Investors should note that, when used in this SAI, (i) the term “invest” includes both direct and indirect investing as well as both long and short investing and (ii) the term “investments” includes both direct and indirect investments as well as both long and short investments. For example, a Fund may invest indirectly in a given asset or asset class by investing in another Fund or a wholly-owned subsidiary or by investing in derivatives and synthetic instruments, and the resulting exposure to the asset or asset class may be long or short. Accordingly, the following charts indicate the types of investments that a Fund is directly or indirectly permitted to make.

1

Multi-Asset Class Funds

	Benchmark-Free Allocation Fund	Global Asset Allocation Fund
U.S. Equity Securities[1]	X	X
Non-U.S. Investments – Non-U.S. Issuers[2]	X	X
Non-U.S. Investments – Non-U.S. Issuers (Traded on U.S. Exchanges)[2]	X	X
Non-U.S. Investments – Emerging Countries[2]	X	X
Securities Lending	X	X
Depositary Receipts	X	X
Convertible Securities	X	X
Preferred Stocks	X	X
Contingent Value Rights	X	X
Master Limited Partnerships	X	X
Income Trusts	X	X
Warrants and Rights	X	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)	X	X
Options, Futures, and Forward Contracts	X	X
Swap Contracts and Other Two-Party Contracts	X	X
Foreign Currency Transactions	X	X
Repurchase Agreements	X	X
Debt and Other Fixed Income Securities	X	X
Debt and Other Fixed Income Securities – Long- and Medium-Term Corporate & Government Bonds[3]	X	X
Debt and Other Fixed Income Securities – Short-Term Corporate & Government Bonds[3]	X	X
Debt and Other Fixed Income Securities – Municipal Securities[4]	X	X
Cash and Other High Quality Investments	X	X
U.S. Government Securities and Foreign Government Securities	X	X
Auction Rate Securities	X	X
Real Estate Investment Trusts and Other Real Estate-Related Investments	X	X
Asset-Backed and Related Securities	X	X
Adjustable Rate Securities	X	X
Mezzanine Securities	X	X
Below Investment Grade Securities	X	X
Distressed or Defaulted Debt Securities	X	X
Leveraged Companies	X	X
Brady Bonds	X	X
Euro Bonds	X	X
Zero Coupon Securities	X	X
Indexed Investments	X	X
Structured Notes	X	X
Firm Commitments, When-Issued Securities and TBAs	X	X
Loans, Loan Participations, and Assignments	X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X
Commodity-Related Investments	X	X
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X
Investments in Other Investment Companies – Shares of Other GMO Trust Funds	X	X
Investments in Subsidiary Companies – Shares of Wholly-Owned Subsidiary[5]

2

Absolute Return Fund

SGM Major Markets Fund
U.S. Equity Securities[1]	X
Non-U.S. Investments – Non-U.S. Issuers[2]	X
Non-U.S. Investments – Non-U.S. Issuers (Traded on U.S. Exchanges)[2]	X
Non-U.S. Investments – Emerging Countries[2]	X
Securities Lending	X
Depositary Receipts	X
Convertible Securities	X
Preferred Stocks	X
Contingent Value Rights
Master Limited Partnerships
Income Trusts
Warrants and Rights	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)	X
Options, Futures, and Forward Contracts	X
Swap Contracts and Other Two-Party Contracts	X
Foreign Currency Transactions	X
Repurchase Agreements	X
Debt and Other Fixed Income Securities	X
Debt and Other Fixed Income Securities – Long- and Medium-Term Corporate & Government Bonds[3]	X
Debt and Other Fixed Income Securities – Short-Term Corporate & Government Bonds[3]	X
Debt and Other Fixed Income Securities – Municipal Securities[4]	X
Cash and Other High Quality Investments	X
U.S. Government Securities and Foreign Government Securities	X
Auction Rate Securities	X
Real Estate Investment Trusts and Other Real Estate-Related Investments	X
Asset-Backed and Related Securities	X
Adjustable Rate Securities	X
Mezzanine Securities	X
Below Investment Grade Securities	X
Distressed or Defaulted Debt Securities	X
Leveraged Companies
Brady Bonds	X
Euro Bonds	X
Zero Coupon Securities	X
Indexed Investments	X
Structured Notes	X
Firm Commitments, When-Issued Securities and TBAs	X
Loans, Loan Participations, and Assignments	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X
Commodity-Related Investments	X
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X
Investments in Other Investment Companies or Other Pooled Investments	X
Investments in Other Investment Companies – Shares of Other GMO Trust Funds	X
Investments in Subsidiary Companies – Shares of Wholly-Owned Subsidiary[5]	X

3

Equity Funds

Global Equity Funds

	Global Equity Allocation Fund	Global Developed Equity Allocation Fund	Quality Fund	Climate Change Fund	Resources Fund
U.S. Equity Securities[1]	X	X	X	X	X
Non-U.S. Investments – Non-U.S. Issuers[2]	X	X	X	X	X
Non-U.S. Investments – Non-U.S. Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X
Non-U.S. Investments – Emerging Countries[2]	X	X	X	X	X
Securities Lending	X	X	X	X	X
Depositary Receipts	X	X	X	X	X
Convertible Securities	X	X	X	X	X
Preferred Stocks	X	X	X	X	X
Contingent Value Rights	X	X	X	X	X
Master Limited Partnerships	X	X		X	X
Income Trusts	X	X	X	X	X
Warrants and Rights	X	X	X	X	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)	X	X		X	X
Options, Futures, and Forward Contracts	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X
Debt and Other Fixed Income Securities – Long- and Medium-Term Corporate & Government Bonds[3]	X	X	X	X	X
Debt and Other Fixed Income Securities – Short-Term Corporate & Government Bonds[3]	X	X	X	X	X
Debt and Other Fixed Income Securities – Municipal Securities[4]	X	X
Cash and Other High Quality Investments	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X
Auction Rate Securities	X	X
Real Estate Investment Trusts and Other Real Estate-Related Investments	X	X	X	X	X
Asset-Backed and Related Securities	X	X
Adjustable Rate Securities	X	X
Mezzanine Securities	X	X		X	X
Below Investment Grade Securities	X	X		X	X
Distressed or Defaulted Debt Securities	X	X
Leveraged Companies	X	X	X	X	X
Brady Bonds	X	X
Euro Bonds	X	X
Zero Coupon Securities	X	X
Indexed Investments	X	X
Structured Notes	X	X		X	X
Firm Commitments, When-Issued Securities and TBAs	X	X
Loans, Loan Participations, and Assignments	X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X	X
Commodity-Related Investments	X	X		X	X
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X
Investments in Other Investment Companies – Shares of Other GMO Trust Funds	X	X	X	X	X
Investments in Subsidiary Companies – Shares of Wholly-Owned Subsidiary[5]
4

Equity Funds (continued)

International Equity Funds

	International Equity Allocation Fund	International Developed Equity Allocation Fund	International Equity Fund	International Large/Mid Cap Equity Fund	Tax-Managed International Equities Fund	Foreign Small Companies Fund
U.S. Equity Securities[1]	X	X	X	X	X	X
Non-U.S. Investments – Non-U.S. Issuers[2]	X	X	X	X	X	X
Non-U.S. Investments – Non-U.S. Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X
Non-U.S. Investments – Emerging Countries[2]	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X
Contingent Value Rights	X	X	X	X	X	X
Master Limited Partnerships	X	X	X	X	X
Income Trusts	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)	X	X	X	X	X	X
Options, Futures, and Forward Contracts	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X
Debt and Other Fixed Income Securities – Long- and Medium-Term Corporate & Government Bonds[3]	X	X	X	X	X
Debt and Other Fixed Income Securities – Short-Term Corporate & Government Bonds[3]	X	X	X	X	X
Debt and Other Fixed Income Securities – Municipal Securities[4]	X	X	X	X	X
Cash and Other High Quality Investments	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X
Auction Rate Securities	X	X	X	X	X
Real Estate Investment Trusts and Other Real Estate-Related Investments	X	X	X	X	X	X
Asset-Backed and Related Securities	X	X	X	X	X
Adjustable Rate Securities	X	X	X	X	X
Mezzanine Securities	X	X	X	X	X
Below Investment Grade Securities	X	X	X	X	X

5

Equity Funds (continued)

International Equity Funds

	International Equity Allocation Fund	International Developed Equity Allocation Fund	International Equity Fund	International Large/Mid Cap Equity Fund	Tax-Managed International Equities Fund	Foreign Small Companies Fund
Distressed or Defaulted Debt Securities	X	X	X	X	X
Leveraged Companies
Brady Bonds	X	X	X	X	X
Euro Bonds	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X
Indexed Investments	X	X	X	X	X	X
Structured Notes	X	X	X	X	X	X
Firm Commitments, When-Issued Securities and TBAs	X	X	X	X	X	X
Loans, Loan Participations, and Assignments	X	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X	X	X
Commodity-Related Investments	X	X	X
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X
Investments in Other Investment Companies – Shares of Other GMO Trust Funds	X	X	X	X	X	X
Investments in Subsidiary Companies – Shares of Wholly-Owned Subsidiary[5]

6

Equity Funds (continued)

U.S. Equity Fund

U.S. Equity Fund
U.S. Equity Securities[1]	X
Non-U.S. Investments – Non-U.S. Issuers[2]	X
Non-U.S. Investments – Non-U.S. Issuers (Traded on U.S. Exchanges)[2]	X
Non-U.S. Investments – Emerging Countries[2]	X
Securities Lending	X
Depositary Receipts	X
Convertible Securities	X
Preferred Stocks	X
Contingent Value Rights	X
Master Limited Partnerships	X
Income Trusts	X
Warrants and Rights	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)	X
Options, Futures, and Forward Contracts	X
Swap Contracts and Other Two-Party Contracts	X
Foreign Currency Transactions	X
Repurchase Agreements	X
Debt and Other Fixed Income Securities	X
Debt and Other Fixed Income Securities – Long- and Medium-Term Corporate & Government Bonds[3]	X
Debt and Other Fixed Income Securities – Short-Term Corporate & Government Bonds[3]	X
Debt and Other Fixed Income Securities – Municipal Securities[4]	X
Cash and Other High Quality Investments	X
U.S. Government Securities and Foreign Government Securities	X
Auction Rate Securities	X
Real Estate Investment Trusts and Other Real Estate-Related Investments	X
Asset-Backed and Related Securities	X
Adjustable Rate Securities	X
Mezzanine Securities	X
Below Investment Grade Securities	X
Distressed or Defaulted Debt Securities	X
Leveraged Companies
Brady Bonds	X
Euro Bonds	X
Zero Coupon Securities	X
Indexed Investments	X
Structured Notes	X
Firm Commitments, When-Issued Securities and TBAs	X
Loans, Loan Participations, and Assignments	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X
Commodity-Related Investments
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X
Investments in Other Investment Companies or Other Pooled Investments	X
Investments in Other Investment Companies – Shares of Other GMO Trust Funds	X
Investments in Subsidiary Companies – Shares of Wholly-Owned Subsidiary[5]

7

Equity Funds (continued)

Emerging Markets Equity Funds

	Emerging Markets Fund	Emerging Domestic Opportunities Fund
U.S. Equity Securities[1]	X	X
Non-U.S. Investments – Non-U.S. Issuers[2]	X	X
Non-U.S. Investments – Non-U.S. Issuers (Traded on U.S. Exchanges)[2]	X	X
Non-U.S. Investments – Emerging Countries[2]	X	X
Securities Lending	X	X
Depositary Receipts	X	X
Convertible Securities	X	X
Preferred Stocks	X	X
Contingent Value Rights	X	X
Master Limited Partnerships
Income Trusts	X	X
Warrants and Rights	X	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)	X	X
Options, Futures, and Forward Contracts	X	X
Swap Contracts and Other Two-Party Contracts	X	X
Foreign Currency Transactions	X	X
Repurchase Agreements	X	X
Debt and Other Fixed Income Securities	X	X
Debt and Other Fixed Income Securities – Long- and Medium-Term Corporate & Government Bonds[3]	X	X
Debt and Other Fixed Income Securities – Short-Term Corporate & Government Bonds[3]	X	X
Debt and Other Fixed Income Securities – Municipal Securities[4]
Cash and Other High Quality Investments	X	X
U.S. Government Securities and Foreign Government Securities	X	X
Auction Rate Securities
Real Estate Investment Trusts and Other Real Estate-Related Investments	X	X
Asset-Backed and Related Securities
Adjustable Rate Securities
Mezzanine Securities	X	X
Below Investment Grade Securities	X	X
Distressed or Defaulted Debt Securities
Leveraged Companies
Brady Bonds
Euro Bonds
Zero Coupon Securities
Indexed Investments	X	X
Structured Notes	X	X
Firm Commitments, When-Issued Securities and TBAs	X	X
Loans, Loan Participations, and Assignments
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X
Commodity-Related Investments		X
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X
Investments in Other Investment Companies – Shares of Other GMO Trust Funds	X	X
Investments in Subsidiary Companies – Shares of Wholly-Owned Subsidiary[5]

8

Fixed Income Funds

	High Yield Fund	Core Plus Bond Fund	Emerging Country Debt Fund	Opportunistic Income Fund
U.S. Equity Securities[1]	X	X	X	X
Non-U.S. Investments – Non-U.S. Issuers[2]	X	X	X	X
Non-U.S. Investments – Non-U.S. Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X
Non-U.S. Investments – Emerging Countries[2]	X	X	X	X
Securities Lending	X	X	X	X
Depositary Receipts	X	X	X	X
Convertible Securities	X	X	X	X
Preferred Stocks	X	X	X	X
Contingent Value Rights
Master Limited Partnerships
Income Trusts
Warrants and Rights	X	X	X	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)			X
Options, Futures, and Forward Contracts	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X
Foreign Currency Transactions	X	X	X	X
Repurchase Agreements	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X
Debt and Other Fixed Income Securities – Long- and Medium-Term Corporate & Government Bonds[3]	X	X	X	X
Debt and Other Fixed Income Securities – Short-Term Corporate & Government Bonds[3]	X	X	X	X
Debt and Other Fixed Income Securities – Municipal Securities[4]	X	X	X	X
Cash and Other High Quality Investments	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X
Auction Rate Securities	X	X	X	X
Real Estate Investment Trusts and Other Real Estate-Related Investments	X			X
Asset-Backed and Related Securities	X	X	X	X
Adjustable Rate Securities	X	X	X	X
Mezzanine Securities	X	X	X	X
Below Investment Grade Securities	X	X	X	X
Distressed or Defaulted Debt Securities	X	X	X	X
Leveraged Companies
Brady Bonds	X	X	X	X
Euro Bonds	X	X	X	X
Zero Coupon Securities	X	X	X	X
Indexed Investments	X	X	X	X
Structured Notes	X	X	X	X
Firm Commitments, When-Issued Securities and TBAs	X	X	X	X
Loans, Loan Participations, and Assignments	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X
Commodity-Related Investments			X
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X
Investments in Other Investment Companies – Shares of Other GMO Trust Funds	X	X	X	X
Investments in Subsidiary Companies – Shares of Wholly-Owned Subsidiary[5]

9

Implementation Funds

	Alpha Only Fund	Asset Allocation Bond Fund	Benchmark-Free Fund	Implementation Fund	Special Opportunities Fund	Strategic Opportunities Allocation Fund	Risk Premium Fund	U.S. Treasury Fund
U.S. Equity Securities[1]	X	X	X	X	X	X	X
Non-U.S. Investments – Non-U.S. Issuers[2]	X	X	X	X	X	X	X
Non-U.S. Investments – Non-U.S. Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X
Non-U.S. Investments – Emerging Countries[2]	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X
Contingent Value Rights			X	X		X	X
Master Limited Partnerships	X		X	X	X	X	X
Income Trusts	X		X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X	X	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)	X		X	X	X	X	X
Options, Futures, and Forward Contracts	X	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities – Long- and Medium-Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities – Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities – Municipal Securities[4]	X	X	X	X	X	X	X
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X6
Auction Rate Securities	X	X	X	X	X	X	X
Real Estate Investment Trusts and Other Real Estate-Related Investments	X	X	X	X	X	X	X
Asset-Backed and Related Securities	X	X	X	X	X	X	X
Adjustable Rate Securities	X	X	X	X	X	X	X
Mezzanine Securities	X	X	X	X	X	X	X
Below Investment Grade Securities	X	X	X	X	X	X	X
Distressed or Defaulted Debt Securities	X	X	X	X	X	X	X

10

Implementation Funds (continued)

	Alpha Only Fund	Asset Allocation Bond Fund	Benchmark-Free Fund	Implementation Fund	Special Opportunities Fund	Strategic Opportunities Allocation Fund	Risk Premium Fund	U.S. Treasury Fund
Leveraged Companies
Brady Bonds	X	X	X	X	X	X	X
Euro Bonds	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X
Indexed Investments	X	X	X	X	X	X	X
Structured Notes	X	X	X	X	X	X	X	X
Firm Commitments, When-Issued Securities and TBAs	X	X	X	X	X	X	X
Loans, Loan Participations, and Assignments	X	X	X	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X	X	X	X	X
Commodity-Related Investments		X	X	X	X	X	X
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X7
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X
Investments in Other Investment Companies – Shares of Other GMO Trust Funds	X	X	X	X	X	X	X
Investments in Subsidiary Companies – Shares of Wholly-Owned Subsidiary[5]			X	X	X

Footnotes to Fund Investments Charts

1	For more information, see, among other sections, “Description of Principal Risks — Market Risk — Equities” in the Prospectus.

2	For more information, see, among other sections, “Description of Principal Risks — Non-U.S. Investment Risk” in the Prospectus and “Descriptions and Risks of Fund Investments — Risks of Non-U.S. Investments” herein.

3	For more information, see, among other sections, “Descriptions and Risks of Fund Investments — U.S. Government Securities and Foreign Government Securities” herein.

4	For more information, see, among other sections, “Descriptions and Risks of Fund Investments — Municipal Securities” herein.

5	For more information, see, among other sections, “Descriptions and Risks of Fund Investments — Investments in Wholly-Owned Subsidiaries” herein.

6	U.S. Treasury Fund is not generally permitted to invest in Foreign Government Securities.

7	U.S. Treasury Fund is not generally permitted to invest in Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities.

(Note: Some of the footnotes to the above charts refer investors to various risks described in the “Description of Principal Risks” section of the Prospectus for more information relating to a particular type of investment listed in the charts. The presence of such a risk cross-reference for a particular Fund investment is not intended to indicate that such risk is a principal risk of that Fund, and instead is intended to provide more information regarding the risks associated with the particular investment. Please refer to the “Fund Summaries” and “Description of Principal Risks” sections of the Prospectus for a description of each Fund’s principal risks.)

11

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a description of investment practices in which the Funds may engage and the risks associated with their use. Benchmark-Free Allocation Fund, Benchmark-Free Fund, Global Asset Allocation Fund, Global Developed Equity Allocation Fund, Global Equity Allocation Fund, International Developed Equity Allocation Fund, International Equity Allocation Fund, and Strategic Opportunities Allocation Fund (collectively, the “Asset Allocation Funds”), as well as Implementation Fund, SGM Major Markets Fund, Special Opportunities Fund and other Funds that may invest in wholly-owned subsidiaries, other Funds, or other investment companies (such other Funds and other investment companies, “Underlying Funds”), as noted in the Prospectus or in “Fund Investments” above, are indirectly exposed to the investment practices of the subsidiaries and Underlying Funds in which they invest, and are therefore subject to all risks associated with the practices of the subsidiaries and Underlying Funds. UNLESS OTHERWISE NOTED HEREIN, THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE TO WHICH A FUND INDIRECTLY MAY BE EXPOSED THROUGH ITS INVESTMENT IN SUBSIDIARIES AND THE UNDERLYING FUNDS. ANY REFERENCES TO INVESTMENTS MADE BY A FUND INCLUDE THOSE THAT MAY BE MADE BOTH DIRECTLY BY THE FUND AND INDIRECTLY BY THE FUND (E.G., THROUGH ITS INVESTMENTS IN SUBSIDIARIES AND THE UNDERLYING FUNDS OR THROUGH ITS INVESTMENTS IN DERIVATIVES OR SYNTHETIC INSTRUMENTS). Not all Funds may engage in all practices described below. Please refer to “Fund Summaries” in the Prospectus and “Fund Investments” above for additional information regarding the practices in which a particular Fund may engage.

Portfolio Turnover

Based on GMO’s assessment of market conditions, GMO may trade a Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and which may adversely affect the Fund’s performance. It also may give rise to additional taxable income for shareholders, including through the realization of capital gains or other types of income that are taxable to Fund shareholders when distributed by a Fund to them, unless those shareholders are themselves exempt from taxation or otherwise investing in the Fund through a tax-advantaged account. If portfolio turnover results in the recognition of short-term capital gains, those gains typically are taxed to shareholders at ordinary income tax rates when distributed to shareholders. The after-tax impact of portfolio turnover is not considered when making investment decisions for a Fund, except for Tax-Managed International Equities Fund. See “Distributions and Taxes” in the Prospectus and “Distributions” and “Taxes” below for more information.

The historical portfolio turnover rate for each Fund (except for Climate Change Fund and High Yield Fund) is shown under the heading “Financial Highlights” in the Fund’s Prospectus. The portfolio turnover rate for each of Implementation Fund, SGM Major Markets Fund, Benchmark-Free Fund and Special Opportunities Fund includes accounts of each Fund’s respective wholly-owned subsidiary. The portfolio turnover rate for each Fund excludes transactions in U.S. Treasury Fund, which the Funds use as a short-term cash management vehicle. Including transactions in U.S. Treasury Fund, each Fund’s portfolio turnover rate (excluding short-term investments) would be higher. Changes in portfolio turnover rates were generally the result of active trading strategies employed by such Fund’s portfolio manager(s) in response to market conditions, and not reflective of a material change in investment strategy.

Diversified and Non-Diversified Portfolios

As set forth in “Investment Restrictions” below, Funds that are “diversified” funds are required to satisfy the diversified fund requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). At least 75% of the value of a diversified fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of any single issuer.

As stated in the Prospectus, Funds that are “non-diversified” funds under the 1940 Act are not required to satisfy the requirements for diversified funds. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.

All Funds, whether diversified or non-diversified, must meet diversification standards to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). See the “Taxes” section for a description of these diversification standards.

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Accelerated Transactions

For a Fund to take advantage of certain available investment opportunities, GMO may need to make investment decisions on an expedited basis. In such cases, the information available to GMO at the time of an investment decision may be limited. GMO may not, therefore, have access to the detailed information necessary for a full analysis and evaluation of the investment opportunity.

Risks of Non-U.S. Investments

General.   Investment in non-U.S. issuers or securities principally traded outside the United States may involve special risks due to non-U.S. economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, other government involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises) and possible difficulty in obtaining and enforcing judgments against non-U.S. entities. A Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. For instance, France implemented a tax on certain financial transactions and the European Commission has proposed imposing a financial transaction tax on certain transactions. Certain foreign jurisdictions also impose withholding tax on certain payments made to non-residents when payments are attributable to local debt or other similar instruments. Any taxes or other charges paid or incurred by a Fund in respect of its non-U.S. investments will reduce its return thereon. A Fund may seek a refund in respect of taxes paid to a foreign country. In those cases, all or a portion of those taxes could ultimately be recovered by a Fund. However, the recovery process could take several years, subject the Fund to various administrative and/or judicial proceedings, and cause the Fund to incur expenses in its efforts to collect the refund, which will reduce the benefit of any recovery. A Fund’s efforts to collect a refund may not be successful, in which case the Fund will have incurred additional expenses for no benefit. A Fund’s pursuit of such refunds may subject the Fund to various administrative and/or judicial proceedings. A Fund’s decision to seek a refund is in its sole discretion, and it may decide not to seek a refund, even if eligible. The outcome of a Fund’s efforts to obtain a refund may be unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until the Fund determines there is a high likelihood the refund will be received. In some cases, the amount of a refund could be material to a Fund’s net asset value.

In addition, the tax laws of some non-U.S. jurisdictions in which a Fund may invest are unclear and interpretations of such laws can change over time, including on a retroactive basis in which case a Fund could potentially incur non-U.S. taxes on a retroactive basis. Similarly, provisions in or official interpretations of the tax treaties with such non-U.S. jurisdictions may change over time, which changes could impact a Fund’s eligibility for treaty benefits, if any. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), a Fund may be required to accrue for book purposes certain non-U.S. taxes in respect of its non-U.S. securities or other non-U.S. investments that it may or may not ultimately pay. Such tax accruals will reduce a Fund’s net asset value at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities. Conversely, a Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

See the “Taxes” section for more information about other special tax considerations applicable to non-U.S. investments. In addition, for information on possible Australian tax consequences of an investment in SGM Major Markets Fund and on possible Singapore tax consequences of an investment in an Emerging Markets Equity Fund (as set forth on the cover page of this SAI) see “Distributions and Taxes” in those Funds’ Prospectus.

Issuers of non-U.S. securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Non-U.S. brokerage commissions and related fees also are generally higher than in the United States. Funds that invest in non-U.S. securities also may be affected by different custody and/or settlement practices or delayed settlements in some non-U.S. markets. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Funds make reasonable efforts to stay informed of foreign reporting requirements relating to the Funds’ non-U.S. portfolio securities (e.g., through the Funds’ brokerage contacts, external service providers, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Funds’ custodial network, and, to the extent deemed appropriate by the Funds under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Funds will satisfy applicable foreign reporting requirements at all times.

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Emerging Countries.   The risks described above apply to an even greater extent to investments in emerging countries. Taiwan is considered by GMO to be an emerging country. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other developed countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce a Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed income securities, interest) in emerging countries.

Special Risks of Investing in Asian Securities.   In addition to the risks of non-U.S. investments and emerging countries investments described above, investments in Asia are subject to other risks. The economies of Asian countries are at varying levels of development. Markets of countries whose economies are in the early stages of development typically exhibit a high concentration of market capitalization and have less trading volume, lower liquidity, and more volatility than more developed markets. Some Asian countries depend heavily on foreign trade and can be adversely affected by trade barriers, exchange controls, and other measures imposed or negotiated by the countries with which they trade. The economies of some Asian countries are not diversified and are based on only a few commodities or industries. Financial imbalances among various economic sectors, fueled by rising asset prices, strong credit growth, and relatively easy financing conditions in certain economies in Asia also may negatively impact those economies.

Investments in Asia also are susceptible to social, political, legal, and operational risks. Some countries have authoritarian or relatively unstable governments. Certain Asian countries have experienced violence, terrorism, armed conflict, and social instability, which has negatively impacted their economies. Some governments in the region provide less supervision and regulation of their financial markets and in some countries less financial information is available than is typical of more developed markets. Some governments in the region exercise considerable influence on their respective economies and, as a result, companies in the region may be subject to government interference and nationalization. Some Asian countries restrict direct foreign investment in securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly (e.g., through Depositary Receipts, as defined below under “Depositary Receipts,” derivatives, etc.). For example, Taiwan permits foreign investment only through authorized qualified foreign institutional investors (“FINI”). Each of Emerging Markets Fund, Foreign Small Companies Fund, and Tax Managed International Equities Fund is registered with the Securities and Futures Commission of Taiwan as a FINI and is therefore authorized to invest directly in the Taiwanese securities market, subject to certain limitations. Each Fund’s ability to continue to invest directly in Taiwan is subject to the risk that its license may be terminated or suspended by the Securities and Futures Commission.

Some Asian countries require foreign investors to be registered with local authorities prior to investing in the securities markets and impose limitations on the amount of investments that may be made by foreign investors and the repatriation of the proceeds from investments.

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Asian countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations affect the value of securities because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuations in currency exchange rates can also affect a country’s or company’s ability to service its debt. The governments of certain Asian countries also maintain their currencies at artificial levels in relation to the U.S. dollar rather than at levels determined by the market, which may have an adverse impact on foreign investors.

Investment in particular Asian countries is subject to unique risks, yet the political and economic prospects of one country or group of countries can affect other countries in the region. For example, the economies of some Asian countries are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, debt crisis, or decline in currency valuation in one Asian country may spread to other Asian countries. The economies of Asian countries are also vulnerable to effects of natural disasters occurring within the region, including droughts, floods, tsunamis, and earthquakes. Disaster recovery in Asia can be poorly coordinated, and the economic impact of natural disasters is significant at both the country and company levels.

Special Risks of Investing in Russian Securities.   Certain of the Funds may invest directly in the securities of Russian issuers. Certain other Funds may have indirect exposure to Russian securities through their investment in one or more of the Funds with direct investments in Russia. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described in the preceding sections.

The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries.

Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets. The recent formation of the Russian securities markets and the underdeveloped state of Russia’s banking system subjects settlement, clearing, and registration of securities transactions to significant risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision, nor were they licensed with any governmental entity, thereby increasing the risk that a Fund could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to most Russian equities is now based on the records of the NSD and not the registrars. Although the implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities, issues resulting in loss still may occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

In addition, as a result of political and military actions undertaken by Russia, the United States and the European Union have instituted sanctions against certain Russian officials and institutions. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of Funds that have significant exposure to Russia.

Securities Lending

A Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets (one-quarter in the case of International Equity Fund). For these purposes, total assets include the proceeds of such loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, including possible impairment of a Fund’s ability to vote the securities. However, securities loans will be made to brokers that GMO believes to be of relatively high credit standing pursuant to agreements requiring that the loans be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities (marked to market daily). If a loan is collateralized by U.S. government or other securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in one or more money market funds (in which case the Fund will bear its pro rata share of such money market fund’s fees and expenses), or directly in interest-bearing, short-term securities, and typically pays a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. As with other extensions of credit, a Fund bears the risk of delay in the recovery of loaned securities and of loss of rights in the collateral should the borrower fail financially. A Fund also bears the risk that the value of investments made with collateral may decline. A Fund bears the risk of total loss with respect to the investment of collateral.

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Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice and will do so if both (i) GMO receives adequate notice of a proposal upon which shareholders are being asked to vote, and (ii) GMO believes that the benefits to the Fund of voting on such proposal outweigh the benefits to the Fund of having the security remain out on loan. However, a Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. GMO may retain lending agents on behalf of several of the Funds that would be compensated based on a percentage of the Fund’s return on its securities lending. The Funds also may pay various fees in connection with securities loans, including shipping fees and custodian fees.

Depositary Receipts

Many of the Funds invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) or other similar securities representing ownership of non-U.S. securities (collectively, “Depositary Receipts”) if issues of such Depositary Receipts are available that are consistent with the Fund’s investment objective. Depositary Receipts generally evidence an ownership interest in a corresponding non-U.S. security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying non-U.S. securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a U.S. or foreign corporation.

Because the value of a Depositary Receipt is dependent upon the market price of an underlying non-U.S. security, Depositary Receipts are subject to most of the risks associated with investing in non-U.S. securities directly. Depositary Receipts may be issued as sponsored or unsponsored programs. See “Risks of Non-U.S. Investments.” Depositary Receipts also may be subject to illiquidity risk.

Convertible Securities

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market prices of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines. GMO regards convertible securities as a form of equity security.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, as in the case of “broken” or “busted” convertibles (convertible securities for which the market price of the common stock has fallen significantly below the conversion price of the convertible and, as a result, the conversion feature holds little value), the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

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Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.

Investment in preferred stocks involves certain risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If a Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Contingent Value Rights

A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

Master Limited Partnerships

A master limited partnership (“MLP”) generally is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units and have a limited role in the partnership’s operations and management. For purposes of qualifying as a regulated investment company under the Code, the extent to which a Fund can invest in MLPs is limited. See the “Taxes” section for more information about these and other special tax considerations that can arise in respect of a Fund’s investments in MLPs.

MLP securities in which a Fund may invest can include, but are not limited to: (i) equity securities of MLPs, including common units, preferred units or convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates; (iv) securities of open-end funds, closed-end funds or exchange-traded funds (“ETFs”) that invest primarily in MLP securities; or (v) exchange-traded notes whose returns are linked to the returns of MLPs or MLP indices.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests.

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Income Trusts

Income trusts are investment trusts that hold income-producing assets and distribute income generated by such assets to the “unitholders” of the trust, which are entitled to participate in the trust’s income and capital as its beneficiaries.

Income trusts generally invest in assets that provide a return to the trust and its unitholders based on the cash flows of an underlying business. Such assets may include equity and debt instruments, royalty interests or real properties. The income trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Income trusts also may include royalty trusts, a particular type of income trust whose securities are listed on a stock exchange and which controls an underlying company whose business relates to, without limitation, the acquisition, exploitation, production and sale of oil and natural gas.

Investments in income trusts (including royalty trusts) are subject to operating risk based on the income trust’s underlying assets and their respective businesses. Such risks may include lack of or limited operating histories. Income trusts are particularly subject to interest rate risk and increases in interest rates offered by competing investments may diminish the value of trust units. Changes in the interest rate also may affect the value of future distributions from the income trust’s underlying assets or the value of the underlying assets themselves. Interest rate risk is also present within the income trusts themselves because they often hold very long-term capital assets, and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset and the life of the financing associated with it. In an increasing interest rate environment, the income trust’s distributions to its unitholders may decrease. Income trusts also may be subject to additional risk, including, without limitation, limited access to debt markets.

Income trusts do not guarantee minimum distributions or returns of capital to unitholders. The amount of distributions paid on a trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. The reduction or elimination of distributions to unitholders may decrease the value of trust units. Income trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying assets. As a result of distributing the bulk of their cash flow to unitholders, the ability of a trust to finance internal growth is limited. Therefore, income trusts typically grow through acquisition of additional assets, funded through the issuance of additional equity or, where the trust is able, additional debt. Because an income trust may make distributions to unitholders in excess of its net income, unitholder equity may decline over time.

Finally, for purposes of qualifying as a regulated investment company under the Code, the extent to which the Funds can invest in a particular income trust may be limited, depending, for instance, on the trust’s treatment for U.S. federal income tax purposes and its underlying assets. See the “Taxes” section for more information about these and other special tax considerations that can arise in respect of the Funds’ investments in income trusts, including royalty trusts.

Warrants and Rights

Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “Options, Futures, and Forward Contracts” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Non-Standard Warrants.   From time to time, certain Funds may use non-standard warrants, including GDP warrants, low exercise price warrants or low exercise price options (“LEPOs”), and participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. GDP warrants require the issuer (a country) to make payments to the holder that vary based on the issuer’s gross domestic product or economic growth. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or brokers that issue them. Generally, banks and brokers associated with non-U.S.-based brokerage firms buy securities listed on certain non-U.S. exchanges and then issue P-Notes that are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter (“OTC”) derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks — Derivatives and Short Sales Risk” and “— Counterparty Risk” in the Prospectus and “Uses of Derivatives,” below. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.

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Options, Futures, and Forward Contracts

Many of the Funds use options, futures, and forward contracts for various purposes, including for investment purposes and as a means to hedge other investments. See “Uses of Derivatives” for more information regarding the various derivatives strategies those Funds may employ using options, futures, and forward contracts. The use of options contracts, futures contracts, forward contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures, forward contracts, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund’s performance.

Options on Securities, ETFs, and Indices.   Many of the Funds may purchase and sell put and call options on equity, fixed income, or other securities, ETFs, or indices in standardized exchange-traded contracts. An option on a security, ETF, or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an ETF or index is required to pay the difference between the cash value of the ETF or index and the exercise price multiplied by the specified multiplier for the ETF or index option.

Purchasing Options on Securities and Indices.   Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security or other asset. If such a decline occurs, the put option will permit the Fund to sell the security or other asset at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security or other asset by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by a Fund to be profitable, the market price of the underlying security or other asset must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities or other assets the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities or other assets at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security or other asset rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security or other asset must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities, ETFs, and Indices.   Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities, ETFs, or indices. The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security, ETF, or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

A Fund may write a call option on a security or other instrument held by the Fund (commonly known as “writing a covered call option”). In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, a Fund may write a call option on securities or other instruments in which it may invest but that are not currently held by the Fund (commonly known as “writing a naked call option”). During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities or other instruments that the Fund does not own are riskier than calls written on securities or other instruments owned by the Fund because there is no underlying security or other instrument held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security or other instrument to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities or other instruments that the Fund does not own have speculative characteristics and the potential for loss is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities or other instruments may not be available for purchase.

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A Fund also may write a put option on a security, ETF, index, or other instrument. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security or other instrument for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security or other instrument is below the exercise price minus the premium received.

OTC Options.   A Fund also may invest in OTC options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions.   The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American-style, it may be exercised on any day up to its expiration date. In contrast, a European-style option may be exercised only on its expiration date.

In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If a Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when a Fund desires to do so.

Risk Factors in Options Transactions.   The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.)

The Funds’ ability to use options as part of their investment programs depends on the liquidity of the options market. In addition, that market may not exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, a Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If a Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets.

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The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, GMO, and other funds advised by GMO may constitute such a group. These limits could restrict a Fund’s ability to purchase or write options on a particular security.

An OTC option may be closed only with the consent of the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time. See “Swap Contracts and Other Two-Party Contracts — Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” for a discussion of counterparty risk and other risks associated with investing in OTC options.

Currency Options and Quantity-Adjusting (“Quanto”) Options.   Certain Funds may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. Funds that are permitted to invest in securities denominated in foreign currencies may purchase or sell options on currencies. In addition, a Fund may purchase and sell quanto options, which are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. See “Foreign Currency Transactions” for more information on those Funds’ use of currency options.

Futures.   To the extent consistent with applicable law and its investment restrictions, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income investment), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and (to the extent a Fund is permitted to invest in commodities and commodity-related derivatives (as defined in “Commodity-Related Investments” below)) commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.” The purchase of futures contracts can serve as a long hedge, and the sale of futures contracts can serve as a limited short hedge. The purchase and sale of futures contracts also may be used for speculative purposes.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made.

Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on non-U.S. exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

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In the United States, futures contracts are traded only on commodity exchanges or boards of trade —  known as “contract markets” — approved by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Certain Funds also may purchase futures contracts on non-U.S. exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Non-U.S. Exchanges.”

Index Futures.   To the extent consistent with applicable law and investment restrictions, a Fund may purchase or sell Index Futures. A Fund may close open positions on a contract market on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to non-U.S. stock Index Futures.

Interest Rate Futures.   Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

Inflation-Linked Futures.   The Fixed Income Funds, Asset Allocation Bond Fund, U.S. Treasury Fund (collectively, the “Bond Funds”), Implementation Fund and SGM Major Markets Fund may engage in transactions involving inflation-linked futures, including Consumer Price Index (“CPI”) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. Inflation-linked futures may be used by the Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation-indexed bonds) thereby creating “synthetic” inflation-indexed bonds. A Fund also may combine inflation-linked futures with U.S. Treasury futures contracts to create “synthetic” inflation-indexed bonds issued by the U.S. Treasury. See “Indexed Investments — Inflation-Indexed Bonds” for a discussion of inflation-indexed bonds.

Currency Futures.   Funds that are permitted to invest in securities denominated in foreign currencies may buy and sell futures contracts on currencies. See “Foreign Currency Transactions” for a description of those Funds’ use of currency futures.

Options on Futures Contracts.   Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase (or has sold short) by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. In addition, a Fund may purchase and sell interest rate options on U.S. Treasury or Eurodollar futures to take a long or short position on interest rate fluctuations. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. See “Foreign Currency Transactions” for a description of some Funds’ use of options on currency futures.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

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Commodity Futures and Options on Commodity Futures.   Some Funds may have direct or indirect exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures, including through their investments in Implementation Fund, SGM Major Markets Fund, or Special Opportunities Fund. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures. While commodity futures on individual commodities are physically settled, GMO intends to close out those futures contracts before the settlement date without the making or taking of delivery. See also “Commodity-Related Investments.”

Forward Contracts.   A forward contract is a contract to buy or sell an underlying security or currency at a pre-determined price on a specific future date. The initial terms of the contract are set so that the contract has no value at the outset. Forward prices are obtained by taking the spot price of a security or currency and adding to it the cost of carry. No money is transferred upon entering into a forward contract and the trade is delayed until the specified date when the underlying security or currency is exchanged for cash. Subsequently, as the price of the underlying security or currency moves, the value of the contract also changes, generally in the same direction.

Forward contracts involve a number of the same characteristics and risks as futures contracts but there also are several differences. Forward contracts are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date. This can result in deviations between forward prices and futures prices, especially in circumstances where interest rates and futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a security or currency as desirable, which may vary from the standardized provisions available through any futures contract. Finally, forward contracts, as two party obligations for which there is no secondary market, involve counterparty credit risk not present with futures.

Forward currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency transactions involve significant risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by U.S. governments or foreign governments or central banks, or by currency controls or political developments in the United States or abroad, including repatriation limitations. A Fund’s exposure to foreign dollar currencies means that a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Fund’s assets.

Risk Factors in Futures and Futures Options Transactions.   Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and options for hedging also depends on the direction and extent of exchange rate, interest rate and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by a Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

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All participants in the futures market are subject to margin deposit and maintenance requirements. The securities pledged to counterparties to secure a Fund’s margin accounts could be subject to a “margin call,” pursuant to which the Fund would be required to either deposit additional funds with the counterparty or suffer mandatory liquidation of the pledged securities to compensate for the decline in market value. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. Furthermore, the low margin deposits normally required in futures trading permit a high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses. Trading hours for non-U.S. stock Index Futures may not correspond perfectly to the trading hours of the non-U.S. exchange to which a particular non-U.S. stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of non-U.S. stock Index Futures and the value of the relevant index.

A Fund may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The Funds’ ability to engage in the futures and options on futures strategies described above depends on the liquidity of those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments at all or that their use will be effective. In addition, a liquid market may not exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

As discussed above, if a Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Fund’s net asset value will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

In addition, if a futures broker of a Fund becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearing house fully discharging all of its obligations. In the event of the bankruptcy of a futures broker, a Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts. Also, in contrast to the treatment of margin provided for cleared derivatives, the futures broker does not typically notify the futures clearing house of the amount of margin provided by the futures broker to the futures clearing house that is attributable to each customer. Therefore, a Fund is subject to the risk that its margin will be used by the futures clearing house to satisfy the obligations of another customer of its futures broker. In addition, in the event of the bankruptcy or insolvency of a clearing house, a Fund might experience a loss of funds deposited through its futures broker as margin with the clearing house, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before a Fund could obtain the return of funds owed to it by a futures broker who was a member of such clearing house. Furthermore, if a futures broker does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a futures broker, a Fund could have only an unsecured creditor claim in an insolvency of the futures broker with respect to the margin held by the futures broker.

Additional Risk Associated with Commodity Futures Transactions.   Several additional risks are associated with transactions in commodity futures contracts.

Physical Delivery Risk.   A Fund may trade in physical commodities and/or invest in certain futures contracts on commodities that are not required to be cash settled. In such cases, a Fund may take physical delivery of commodities. Such commodities may be subject to the risk of theft, spoilage, destruction and similar risks. In addition, storage, insurance, and other costs associated with holding commodities will affect the value of such contracts. In the event that a Fund holds physical commodities and one or more of the foregoing risks materialize, and in light of the costs associated with holding commodities, the Funds may suffer losses.

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Reinvestment Risk.   In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when GMO reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Economic Factors.   The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

See also “Commodity-Related Investments” for more discussion of the special risks of investing in commodity futures, options on commodity futures, and other commodity-related instruments and investments, including forward contracts, structured notes, convertible securities and warrants of issuers in commodity-related industries or with respect to the physical commodities themselves, and other related types of derivatives, including certain tax-related risks.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Non-U.S. Exchanges.   Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on non-U.S. exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on U.S. exchanges. For example, some non-U.S. exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. To the extent that GMO’s view with respect to a particular counterparty changes adversely (whether due to external events or otherwise), a Fund’s existing transactions with that counterparty will not necessarily be required to be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount). In addition, unless a Fund hedges against fluctuations in the exchange rate between the currencies in which trading is done on non-U.S. exchanges and other currencies, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of non-U.S. options and futures also may be adversely affected by other factors unique to non-U.S. investing. See “Risks of Non-U.S. Investments.”

Swap Contracts and Other Two-Party Contracts

Many of the Funds use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options, futures, and forward contracts. See “Uses of Derivatives” for more information regarding the various derivatives strategies those Funds may employ using swap contracts and other two-party contracts.

Swap Contracts.   The Funds may directly or indirectly use various different swaps, such as swaps on securities, ETFs, and securities indices, total return swaps, interest rate swaps, basis swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps, and other types of available swap agreements, depending on a Fund’s investment objective and policies. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.

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Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease a Fund’s exposure to the underlying instrument, rate, asset, ETF, or index. Swaps can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if GMO determines it is consistent with the Fund’s investment objective and policies.

A Fund may enter into swaps on securities, ETFs, baskets of securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, ETF, basket of securities, or securities index (e.g., S&P 500 Index). Additionally, a Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. A Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, ETF, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, a Fund may enter into interest rate swaps (including municipal swaps) in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. A Fund also may enter into swaps to modify its exposure to particular currencies using cross-currency swaps. For instance, a Fund may enter into a cross-currency swap between the U.S. dollar and the Japanese yen in order to increase or decrease its exposure to each such currency. Cross-currency swaps are contracts between two counterparties to exchange interest and principal payments in different currencies. A Fund entering into a cross-currency swap is exposed to both interest rate risk and foreign currency exchange risk. A Fund also may enter into basis swaps in order to limit interest-rate risk as a result of the difference between borrowing and lending rates. Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

A Fund may use inflation swaps (including inflation swaps tied to the CPI), which involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation-indexed bonds), thereby creating synthetic inflation-indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation-indexed bonds issued by the U.S. Treasury. See “Indexed Investments — Inflation-Indexed Bonds.”

In addition, a Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or non-U.S. issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. Rather than exchange the bonds for the par value, a single cash payment may be due from the protection seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). A Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts”). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. A Fund also may invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps.

A Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and generally would have no payment obligations, with the exception of an initial payment made on the credit default swap or any margin requirements with the credit default swap counterparty. For credit default swap agreements, trigger events for payment under the agreement vary by the type of underlying investment (e.g., corporate and sovereign debt, asset-backed securities, and credit default swap indices) and by jurisdiction (e.g., United States, Europe and Asia).

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A Fund may use dividend swaps. Under a dividend swap, one party pays to the other party the dividends paid with respect to a notional amount of a security (or a basket or index of securities) during the term of the swap, in exchange for interest rate or other payments. To the extent the dividends paid on the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, a Fund may use volatility swaps. Volatility swaps involve the exchange of forward contracts on the future realized volatility of a given underlying asset, and allow the Fund to take positions on the volatility of that underlying asset. A Fund also may use a particular type of volatility swap, known as a variance swap agreement, which involves an agreement by two parties to exchange cash flows based on the measured variance (volatility squared) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

A Fund may use correlation swaps, which provide exposure to increases or decreases in the correlation between the prices of different assets or market rates. Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Some Funds may have direct or indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-UBS Commodity Index) or to commodity swaps on individual commodities or baskets of commodities, including through their investments in Implementation Fund, SGM Major Markets Fund, or Special Opportunities Fund. See “Commodity-Related Investments” for more discussion of the Funds’ use of commodity swap contracts and other related types of derivatives.

Contracts for Differences.   Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. A Fund will only enter into contracts for differences (and analogous futures positions) when GMO believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, the Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value. In addition, some Funds may use contracts for differences that are based on the relative performance of two different groups or baskets of commodities. Often, one or both baskets are a commodities index. Contracts for differences on commodities operate in a similar manner to contracts for differences on securities described above.

Interest Rate Caps, Floors, and Collars.   The Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and options and, as a result, will be subject to similar risks. See “Options, Futures, and Forward Contracts — Risk Factors in Options Transactions” and “— Risk Factors in Futures and Futures Options Transactions.” Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount and are generally individually negotiated with a specific counterparty. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

Swaptions.   An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.

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Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts.   A Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet or disputes its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent a Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The Fund, therefore, assumes the risk that it may be unable to obtain payments GMO believes are owed under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

The credit rating of a counterparty may be adversely affected by greater-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account (which can be invested in instruments permitted under the regulations). Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers, with a claim against the clearing member for any deficiency. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amount is generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the assets attributable to it in the clearing house’s omnibus account to satisfy payment obligations a defaulting customer of the clearing member has to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives positions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

The risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Notional amounts of swap transactions are not subject to any limitations, and swap contracts may expose a Fund to unlimited risk of loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Additional Risk Factors in OTC Derivatives Transactions.   OTC derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies, or errors in the documentation relating to a derivative transaction lead to a dispute with the counterparty or unintended investment results.

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Additionally, participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives.

Among other trading agreements, certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with select counterparties that generally govern OTC derivative transactions entered into by such Funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to events of default and termination events, and may include collateral posting terms and netting provisions that apply in the event of a default and/or a termination event. Termination events may include the decline in the net assets of a Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. On the other hand, the bankruptcy or insolvency of the counterparty may allow a Fund to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty, and the relevant ISDA Agreement may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of an ISDA Agreement will be enforceable, including, for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of an ISDA Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions.

Additional Risk Factors in Cleared Derivatives Transactions.    Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

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If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

New rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Use of Futures and Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts and Related Instruments — Commodity Pool Operator Status.   Each of Alpha Only Fund, Asset Allocation Bond Fund, Benchmark-Free Allocation Fund, Benchmark-Free Fund, Core Plus Bond Fund, Emerging Country Debt Fund, Global Asset Allocation Fund, Implementation Fund, SGM Major Markets Fund, Special Opportunities Fund, and Strategic Opportunities Allocation Fund, is a commodity pool under the Commodity Exchange Act (the “CEA”) and GMO is registered as a “commodity pool operator” under the CEA with respect to these Funds. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to these Funds and compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting a Fund’s total return.

The Trust, with respect to each Fund not listed in the previous paragraph (the “Excluded Funds”), has claimed an exclusion from the definition of “commodity pool operator” under the CEA pursuant to CFTC Rule 4.5 (the “exclusion”). Accordingly, neither the Excluded Funds nor the Trust (with respect to the Excluded Funds) are subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each Excluded Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that an Excluded Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, GMO may be required to register as a “commodity pool operator” with the CFTC with respect to that Excluded Fund. The eligibility of the Trust to claim the exclusion with respect to an Excluded Fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments, and the manner in which the Excluded Fund holds out its use of commodity interests. An Excluded Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the requirements of Rule 4.5, which may adversely affect the Excluded Fund’s total return. In the event the Trust becomes unable to rely on the exclusion in Rule 4.5 with respect to an Excluded Fund and GMO is required to register with the CFTC as a commodity pool operator with respect to an Excluded Fund, the Excluded Fund’s expenses may increase, adversely affecting that Fund’s total return.

Foreign Currency Transactions

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the currency exchange markets, trade balances, the relative merits of investments in different countries, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or by currency or exchange controls or political and economic developments in the United States or abroad. Currencies in which a Fund’s assets are denominated, or in which a Fund has taken a long position, may be devalued against other currencies, resulting in a loss to the Fund. Similarly, currencies in which a Fund has taken a short position may increase in value relative to other currencies, resulting in a loss to the Fund.

In addition, some currencies are illiquid (e.g., emerging country currencies), and a Fund may not be able to convert these currencies into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., emerging country currencies) are particularly affected by exchange control regulations.

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Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and options, and options on currencies. Those Funds may use such currency instruments for hedging, investment, and/or currency risk management. Currency risk management may include taking overweighted or underweighted currency positions relative to both the securities portfolio of a Fund and the Fund’s performance benchmark or index. Those Funds also may purchase forward foreign currency contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency-denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate because of independent factors not related to currency fluctuations. If a forward foreign currency contract is used for hedging, an imperfect correlation between movements in the price of the forward foreign currency contract and the price of the currency or other investment being hedged creates risk.

Forward foreign currency contracts involve a number of the same characteristics and risks as currency futures contracts (discussed below) but there also are several differences. Forward foreign currency contracts settle only at the pre-determined settlement date. This can result in deviations between forward foreign currency prices and currency futures prices, especially in circumstances where interest rates and currency futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward currency contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a currency as desirable, which may vary from the standardized provisions available through any currency futures contract.

A Fund also may purchase or sell currency futures contracts and options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. See “Options, Futures, and Forward Contracts — Futures” for more information on futures contracts and options on futures contracts.

A Fund also may purchase or sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using options. See “Options, Futures, and Forward Contracts — Currency Options and Quantity-Adjusting (“Quanto”) Options” for more information on currency options.

Repurchase Agreements

A Fund may (in the case of U.S. Treasury Fund, as a principal investment strategy) enter into repurchase agreements with banks and brokers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated or, in the case of U.S. Treasury Fund, usually a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto; (ii) possible reduced levels of income and lack of access to income during this period; and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks — Counterparty Risk” in the Prospectus.

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Debt and Other Fixed Income Securities Generally

Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Adjustable Rate Securities” and “Indexed Investments.” In addition, the Funds may create “synthetic” bonds which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). See, for example, “Options, Futures, and Forward Contracts — Inflation-Linked Futures” above.

Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

In addition to market risk and credit risk, holders of fixed income securities are subject to inflation/deflation risk. Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely or materially impair the ability of distressed issuers to restructure, which may result in a decline in the net asset value of a Fund’s portfolio.

Because interest rates vary, the future income of a Fund that invests in floating rate fixed income securities cannot be predicted with certainty. To the extent a Fund invests in indexed securities, the future income of the Fund also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

The Funds may invest in a wide range of debt and fixed income instruments, including, but not limited to, Asset-Backed and Mortgage-Backed Securities, Brady Bonds, Euro Bonds, U.S. Government and Foreign Government Securities and Zero Coupon Securities, each of which is described below.

Cash and Other High Quality Investments

Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Funds’ investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the U.S. government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit. If a custodian holds cash on behalf of a Fund, the Fund may be an unsecured creditor in the event of the insolvency of the custodian. In addition, the Fund will be subject to credit risk with respect to such a custodian, which may be heightened to the extent the Fund takes a temporary defensive position.

U.S. Government Securities and Foreign Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of a Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments.

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Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, and the Inter-American Development Bank.

As with other fixed income securities, U.S. and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. or foreign government securities may fall during times of rising interest rates. Yields on U.S. and foreign government securities tend to be lower than those of corporate securities of comparable maturities. Generally, when interest rates on short-term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

In addition to investing directly in U.S. and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. A Fund also may invest in Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are interests in separately traded interest and principal component parts of U.S. Treasury obligations that represent future interest payments, principal payments, or both, are direct obligations of the U.S. government, and are transferable through the federal reserve book-entry system. Certificates of accrual and similar instruments may be more volatile than other government securities.

Municipal Securities

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States, including Puerto Rico, and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political, and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. They are generally payable from specific revenues expected to be received at a future date or are issued in anticipation of long-term financing to be obtained in the market to provide for the repayment of the note.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds, the proceeds of which are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes, include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies also may be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

Securities purchased for a Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations that have a specified maturity date but also are payable before maturity after notice by the holder. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds). A Fund also may invest in credit default swaps on municipal securities. See “Swap Contracts and Other Two-Party Contracts — Swap Contracts.”

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See the “Taxes” section for a discussion of the tax treatment of municipal obligations at the Fund and shareholder level.

Puerto Rico Municipal Securities.   Municipal obligations issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected by economic, market, political, and social conditions in Puerto Rico. Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges and uncertainties have been exacerbated by hurricane Maria and the resulting natural disaster in Puerto Rico. These challenges may negatively affect the value of a Fund’s investments in Puerto Rico municipal securities. Major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of a Fund’s investments in Puerto Rico municipal securities. In 2016, the Puerto Rico Oversight, Management, and Economic Stability Act, known as “PROMESA,” was signed into law, allowing Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, which could impact the value of a Fund’s investments in Puerto Rico municipal securities.

Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by brokers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Real Estate Investment Trusts and Other Real Estate-Related Investments

Certain Funds may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition, and other risks related to local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market prices of their securities.

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Funds may invest in different types of REITs, including equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which invest in and own real estate directly, generally invest a majority of their assets in income-producing properties to generate cash flow from rental income and gradual asset appreciation. The income-producing properties in which equity REITs invest typically include land, office, retail, industrial, hotel and apartment buildings, self storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs, which make construction, development, or long-term mortgage loans, generally invest the majority of their assets in real estate mortgages or mortgage-backed securities and derive their income primarily from interest payments on the mortgages. Hybrid REITs share characteristics of equity REITs and mortgage REITs.

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REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. An exchange-traded REIT is generally more liquid than a REIT that is not traded on a securities exchange. The Funds may invest in both exchange-traded and privately traded REITs.

In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. In addition, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to the risk of fluctuations in income from underlying real estate assets, poor performance by the REIT’s manager and the manager’s inability to manage cash flows generated by the REIT’s assets, prepayments and defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs (as defined in the “Taxes” section below), the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. If a REIT were not to be eligible for the favorable tax treatment afforded to REITs under the Code, it would be subject to federal income tax, thus reducing its value. See the “Taxes” section for a discussion of special tax considerations relating to a Fund’s investments in U.S. REITs.

By investing in REITs indirectly through a Fund, an investor will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to investors. Investments in REITs are subject to risks associated with the direct ownership of real estate.

Asset-Backed and Related Securities

An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit card receivables), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below. Investments in asset-backed securities are subject to all of the market risks for fixed income securities described in the Prospectus under “Description of Principal Risks — Market Risk — Fixed Income” and elsewhere in this SAI.

Mortgage-Backed Securities.   Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by a Fund. The Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, further deterioration of worldwide economic and liquidity conditions, the location of the property underlying the mortgage, the age of the mortgage loan, governmental action, including legal impairment of underlying home loans, changes in demand for products financed by those loans, the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities.

Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable, and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater illiquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved recently, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages. See “Description of Principal Risks — Market Risk — Asset-Backed Securities” and “— Credit Risk” in the Prospectus for more information regarding credit and other risks associated with investments in asset-backed securities.

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Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in “Adjustable Rate Securities” below.

Other Asset-Backed Securities.   Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above. Similar to mortgage-backed securities, other asset-backed securities face illiquidity risk from worldwide economic and liquidity conditions as described above in “Mortgage-Backed Securities.” The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. The obligations of issuers (and obligors of underlying assets) may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The market value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The market value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation for underlying assets (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the holders of those underlying assets. In addition, the insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security as well as costs and delays.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit card receivables are unsecured. In addition, a Fund may invest in securities backed by pools of corporate or sovereign bonds, bank loans to corporations, or a combination of bonds and loans, many of which may be unsecured (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) (see “Collateralized Debt Obligations” (“CDOs”)). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

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In many securitizations, CDOs and similar transactions, there are asset and counterparty performance requirements that must be met to ensure income is paid to all investors, rather than being retained in a lock-up or cash reserve as additional credit or liquidity support for senior investors. If a Fund takes subordinated positions in such transactions, or if a diversion were to occur, it could result in an elimination, deferral or reduction of the income received by the Fund.

Each loan portfolio underlying a securitization is administered by a servicer whose role may include underwriting the loan portfolio, arranging its securitization, administering cash flows and arrears, and overseeing the realization of security where a loan has gone into default. A Fund’s investment and the return to the Fund may be adversely impacted where, among other things, the servicer (1) fails to follow best practices in realizing any security values, or (2) fails to adequately administer the loans that fall into arrears or default. In the event that the servicer is unable to meet its administrative obligations, a substitute servicer will need to be appointed. There is a risk that a substitute servicer will not be available when required, that the substitute servicer will not be able to perform its duties with the requisite level of skill and competence or that it will require extra time to assume responsibility for the portfolio.

Collateralized Mortgage Obligations (“CMOs”); Residuals and Strips.   A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.

CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.

In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.

The Funds also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.

IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

Collateralized Debt Obligations (“CDOs”).   A Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include U.S. and non-U.S. senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.

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The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which a Fund invests. The Funds may invest in any tranche of a CBO or CLO. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, a Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this SAI and the Prospectus, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), default risk, prepayment risk, credit risk (including adverse credit spread moves), illiquidity risk, market risk, structural risk, and legal risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans, or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the capability of the servicer of the securitized assets (particularly where the underlying collateral in a loan portfolio is not individually assessed prior to purchase); (iii) market and illiquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale; and (iv) if the particular structured product is invested in a security in which a Fund is also invested, this would tend to increase the Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

The Funds may invest in covered bonds, which are debt securities issued by banks or other credit institutions that are backed by both the issuing institution and underlying pool of assets that compose the bond (a “cover pool”). The cover pool for a covered bond is typically composed of residential or commercial mortgage loans or loans to public sector institutions. A covered bond may lose value if the credit rating of the issuing bank or credit institution is downgraded or the quality of the assets in the cover pool deteriorates.

Adjustable Rate Securities

Adjustable rate securities are securities that have interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Mezzanine Securities

A Fund may invest in mezzanine securities, which are unsecured securities that are senior to common stock or other equities but that are subordinated to substantial amounts of senior debt. Holders of mezzanine securities are generally not entitled to receive any payments in bankruptcy or liquidation until senior creditors are paid in full. In addition, the legal remedies available to holders of mezzanine securities are normally limited by contractual restrictions benefiting senior creditors. In the event a company in which a Fund holds mezzanine securities cannot generate adequate cash flow to meet senior debt service, the Fund may suffer a partial or total loss of capital invested. In situations where some or all of the senior debt is unsecured, distributions in respect of mezzanine securities may be substantially less than distributions payable to other unsecured creditors. Because issuers of mezzanine securities are often highly leveraged, their relatively high debt-to-equity ratios create increased risks that their operations cannot generate adequate cash flow to meet senior debt service.

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Below Investment Grade Securities

Some Funds may invest some or all of their assets in securities or instruments rated below investment grade (that is, rated below Baa3/P-3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-3 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by GMO to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, some Funds may hold securities that are downgraded to below investment grade status after the time of purchase by the Funds (sometimes referred to as “fallen angel” securities). The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic, regulatory or other conditions (including, for example, a substantial period of rising interest rates or declining earnings) may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. High yield securities may be unsecured and may be subordinate to other obligations of the issuer, including obligations to senior creditors, trade creditors and employees. In addition, many issuers of high yield debt may be (i) in poor financial condition; (ii) experiencing poor operating results; (iii) having substantial capital needs or negative net worth; or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. A Fund’s investments in Below Investment Grade Securities are more dependent on GMO’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High yield debt has historically experienced greater default rates than has been the case of investment grade securities.

The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued (see “Determination of Net Asset Value” in the Prospectus and herein), particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of a Fund. Some Below Investment Grade Securities in which a Fund invests may be in poor standing or in default.

Consolidation in the financial services industry has resulted in there being fewer market makers for high yield debt securities, which may result in further risk of illiquidity and volatility with respect to high yield debt securities held by a Fund, and this trend may continue in the future. Furthermore, high yield debt securities held by a Fund may not be registered under the Securities Act, and, unless so registered, the Fund will not be able to sell such high yield debt securities except pursuant to an exemption from registration under the Securities Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities.

Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix B — Commercial Paper and Corporate Debt Ratings” for more information concerning commercial paper and corporate debt ratings.

Distressed or Defaulted Debt Securities

Some Funds may invest, directly or indirectly (through derivatives or other funds), in securities, claims, and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). A Fund may purchase distressed securities and instruments of all kinds, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed or defaulted debt securities generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that can lead to payment defaults and insolvency proceedings on the part of their issuers. For example, investment in stressed or distressed loans are often less liquid than performing loans. In addition, the market may be less liquid for distressed or defaulted securities than for other types of securities. Reduced liquidity can affect the values of distressed or defaulted securities, make their valuation and sale more difficult, and result in greater volatility.

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In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of the Fund’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for GMO to determine within reasonable standards of predictability. A Fund may invest in companies that are in the process of exiting, or that have recently exited, the bankruptcy process. Investments in post-reorganization securities typically entail a higher degree of risk than investments in securities that have not recently undergone a reorganization or restructuring. Moreover, post-reorganization securities can be subject to heavy selling or downward pricing pressure after the completion of a bankruptcy reorganization or restructuring. If a Fund’s evaluation of the anticipated outcome of an investment should prove inaccurate, the Fund could experience a loss. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If GMO’s assessment of the eventual recovery value of a defaulted debt security proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

In addition, investments in the above-noted instruments may present special tax issues for a Fund. See the “Taxes” section for more information.

Risks of Litigation. Investing in securities issued by companies under financial or business stress can be a contentious and adversarial process that involves litigation. Different investor groups may have qualitatively different, and frequently conflicting, interests. A Fund may have indemnification obligations in connection with any such litigation. In particular, the Fund may be obligated to indemnify its trustees, GMO and any director, officer, partner, member, stockholder, controlling person or employee of GMO and any person serving at the request of the Fund.

Liquidation and Litigation Trusts. A Fund may invest or otherwise acquire, such as in a distribution pursuant to a plan of reorganization, interests or instruments in liquidation, litigation, and/or similar trusts which may provide a recovery to its beneficiaries by asserting litigation claims or otherwise liquidating assets of a debtor. Interests or instruments in liquidation, litigation or similar trusts could be illiquid and/or difficult to value. Any recovery pursuant to an interest or instrument in such trusts may be significantly delayed as a result of prolonged litigation or other proceedings, which may not be successful and could result in no recovery to the beneficiaries of the trust.

Rescue Financings and DIP Loans. A Fund may support and/or participate in the provision of rescue financings, which are typically secured loans structured to generate high risk-adjusted returns extended to distressed companies that have not yet filed for bankruptcy protection. Such Funds also may support and/or participate in the provision of debtor-in-possession (“DIP”) loans to companies undergoing bankruptcy reorganization to assist them with their financing needs during the reorganization process. In this context, a Fund generally will obtain a secured and/or a priority claim against the borrower’s assets that would permit the Fund to foreclose on its collateral if the borrower fails to restructure or reorganize. In addition, if the Fund wished to participate in the restructured or reorganized entity, it could agree to convert its loan into securities issued in connection with the restructuring or reorganization. If the borrower fails to successfully restructure or reorganize, or if the assets pledged as collateral for the Fund’s DIP or rescue loan are insufficient, the Fund may not be able to recover the full amount lent to the borrower and may lose money.

Participation on Creditors’ Committees.   Generally, when a Fund holds bonds or other fixed income securities of an issuer, the Fund becomes a creditor of the issuer. Although under no obligation to do so, a Fund may participate on committees formed by creditors to negotiate the management of financially troubled issuers that may or may not be in bankruptcy or the Fund may seek to negotiate directly with the issuers with respect to restructuring issues. If the Fund does join a creditors’ committee, the participants of the committee would be interested in obtaining an outcome that is in their respective individual best interests and there can be no assurance of obtaining results most favorable to the Fund in such proceedings. By participating on such committees, a Fund may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Fund to liability to such other creditors who disagree with the Fund’s actions. As a member of a creditors’ committee, a Fund also may be provided with material non-public information that may restrict the Fund’s ability to trade in the issuer’s securities. A Fund may determine in good faith that its trading activities are not restricted and may trade in the issuer’s securities while engaged in the issuer’s restructuring activities. Such trading creates a risk of litigation and liability that may cause the Fund to incur significant legal fees and potential losses.

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Risks Associated with Bankruptcy and Insolvency Cases. Many of the events within a bankruptcy or insolvency case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a court would not approve actions which may be contrary to the interests of a Fund.

Generally, the duration of a bankruptcy or insolvency case can only be estimated. The reorganization of a company usually involves the development and negotiation of a plan of reorganization, plan approval by creditors and confirmation by the court. This process can involve substantial legal, professional and administrative costs to the company and the Fund; it is subject to unpredictable and lengthy delays; and during the process the company’s competitive position may erode, key management personnel may depart and the company may not be able to invest adequately. In many cases, the company may not be able to reorganize and may be required to liquidate assets. In addition, the debt of companies in financial reorganization may not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental value.

In addition, the effect of a bankruptcy filing on a company may adversely and permanently affect the company. The company may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the realization value of the company may not equal the realization value that was believed to exist at the time of the investment.

During a bankruptcy case, an automatic stay will prevent all creditors from taking action against the debtor to collect on amounts owed to such creditors. Unless a creditor’s claim in such case is secured by assets having a value in excess of such claim, no interest will be permitted to accrue and, therefore, a creditor’s return on investment can be adversely affected by the passage of time during which the plan of reorganization of the debtor is being negotiated, approved by the creditors and confirmed by the bankruptcy court.

The administrative costs in connection with a bankruptcy proceeding are frequently high and will generally be paid out of the debtor’s estate prior to any return to creditors (other than out of assets or proceeds thereof which are subject to valid and enforceable liens and other security interests) and equity holders. In addition, certain claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high.

U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for purposes of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Fund’s influence with respect to a class of securities can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, the class.

Claims in bankruptcy cases are often paid at less than par and, depending on the debtor’s asset and liabilities, there may be no recovery at all for some classes of creditors. The claims of secured creditors are often paid out over time. Initially, only the debtor may file a proposed plan of reorganization. While the U.S. Bankruptcy Code permits other parties-in-interest to file proposed plans of reorganization after the debtors’ “exclusive period” to do so ends, bankruptcy courts often extend the debtor’s exclusive period, which effectively permits only the debtor to file a proposed reorganization plan. While creditors can vote on the plan of reorganization the unanimous consent of all creditor classes is not necessarily required for the bankruptcy court to confirm the plan. Therefore, a plan can, subject to the provisions of the U.S. Bankruptcy Code, be “crammed down” on dissenting classes of creditors.

Even if a class of claims is entitled to a recovery in a reorganization or liquidation proceeding, such recovery could be in the form of instruments or interests different from the form of instrument or interest which formed the basis for the claims, including debt securities, equities, warrants, options, cash, interests in litigation claims or trusts formed to pursue such litigation claims, interests in liquidation trusts, or other property or interests, any of which could be illiquid and/or difficult to value.

Furthermore, there are instances where creditors and equity holders may lose their ranking and priority when they act inequitably in taking over management and functional operating control of a debtor or otherwise. Creditors, particularly creditors that own equity or are in control of a debtor, also may lose priority in situations where a bankruptcy court determines that debt should be recharacterized as equity base on the perceived “intent” of the parties as determined by the bankruptcy court.

Notwithstanding the corporate structure of various debtor entities, such as special purpose entities created to hold assets and to structure or bankruptcy remoteness, such entities may, in certain cases, be substantively consolidated in bankruptcy proceedings, which can affect the outcome of such proceedings and adversely affect the amounts ultimately received by creditors.

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The U.S. Bankruptcy Code and other laws and regulations affecting debtors’ and creditors’ rights are subject to change, including by way of legislative action or judicial interpretation. Such changes could alter the expected outcome or introduce greater uncertainty regarding the expected outcome of an investment situation of a Fund, which may adversely affect such investment of the Fund’s investment program.

Investments in the debt of financially stressed companies domiciled outside the United States involve additional risks. Bankruptcy law and process may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights (including the right to enforce liens on collateral), reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

Risks of Pre-filing Investments.   A Fund may invest in the securities and obligations issued by issuers that are financially distressed and that GMO expects will commence bankruptcy proceedings, including debt obligations that are in covenant or payment default (each such issuer a “pre-filing issuer”). GMO generally considers such investments to be speculative. The repayment of defaulted obligations is subject to significant uncertainties. These loans are subject to the risks inherent in the bankruptcy process and do not possess certain protections, such as priming liens, afforded to other creditors. It is possible that a creditor making an investment prior to the commencement of bankruptcy proceedings will be deemed to have acted inequitably and consequently lose ranking and priority. In addition, investments in pre-filing issuers are more likely to be challenged as fraudulent conveyances and amounts paid on the investment may be subject to avoidance as preferences under certain circumstances.

Leveraged Companies

A Fund’s investments may provide exposure to companies whose capital structures have significant leverage. Such investments are inherently more sensitive to declines in revenues and to increases in expenses and interest rates. The leveraged capital structure of such investments will increase the exposure of the companies to adverse economic factors such as downturns in the economy or deterioration in the condition of the company or its industry. Additionally, the securities acquired by a Fund may be the most junior securities in what may be a complex capital structure, and thus subject to the greatest risk of loss.

Brady Bonds

Brady Bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in OTC secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady Bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the “residual risk”). In light of the history of prior defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative regardless of the current credit rating of the issuer. There are very few remaining Brady Bonds in existence today.

Euro Bonds

Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in U.S. dollars held in banks outside of the United States (“Eurodollars”), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See “Debt and Other Fixed Income Securities Generally.”

Zero Coupon Securities

A Fund investing in “zero coupon” fixed income securities accrues interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. Each Fund that is a regulated investment company under the Code is required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, a Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so). See the “Taxes” section. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips and STRIPS.

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Indexed Investments

Each Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

While investments that track the performance of an index may increase the number, and thus the diversity, of the underlying assets to which the Fund is exposed, such investments are subject to many of the same risks of investing in the underlying assets that comprise the index discussed elsewhere in this section, as well as certain additional risks that are not typically associated with investments in such underlying assets. An investment that is designed to track the performance of an index may not replicate and maintain exactly the same composition and relative weightings of the assets in the index. Additionally, the liquidity of the market for such investments may be subject to the same conditions affecting liquidity in the underlying assets and markets and could be relatively less liquid in certain circumstances. The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the United States and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.

A Fund’s investments in certain indexed securities, including inflation-indexed bonds, may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders (including at a time when it may not be advantageous to do so). See the “Taxes” section.

Currency-Indexed Securities.   Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.

Inverse Floating Obligations.   Indexed securities in which a Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.

Inflation-Indexed Bonds.   Some Funds may invest in inflation-indexed bonds and in futures contracts on inflation-indexed bonds. See “Options, Futures, and Forward Contracts — Inflation-Linked Futures” for a discussion of inflation-linked futures. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation/deflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond. Many other issuers adjust the coupon accruals for inflation related changes.

Inflation-indexed securities issued by the U.S. Treasury (or TIPS) have maturities of approximately three, five, ten, or thirty years, although it is possible that securities that have other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of  $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. The U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation) in the case of a TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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The market price of inflation-indexed bonds (including TIPS) normally changes when real interest rates change. Their value typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. Moreover, if the index measuring inflation falls, the principal value of inflation-indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced.

Although inflation-indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation-indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Any increase or decrease in the principal amount of an inflation-indexed bond constitutes taxable ordinary income to investors in the Fund over time, even though principal is not paid until maturity. Decreases to principal amounts may not be currently deductible from a U.S. federal tax perspective.

Structured Notes

Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

Firm Commitments, When-Issued Securities, and TBAs

Some Funds may enter into firm commitments and similar agreements with banks or brokers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, a Fund that invests in fixed income securities may enter into a firm commitment agreement if GMO anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. A Fund generally does not earn income on the securities it has committed to purchase until after delivery. A Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).

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Certain Funds may purchase or sell securities, including mortgage-backed securities, in the to-be-announced (“TBA”) market. A TBA purchase commitment is a security that is purchased or sold for a fixed price and the underlying securities are announced at a future date. The seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. The purchaser of TBA securities generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser.

Recently finalized FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBAs have historically not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.

Loans (Including Bank Loans), Loan Participations, and Assignments

Some Funds may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by a corporate, governmental, or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. Investments in direct debt instruments are subject to a Fund’s policies regarding the quality of debt investments generally. Such instruments may include term loans and revolving loans, may pay interest at a fixed or floating rate, and may be senior or subordinated. The Funds may acquire interests in loans either directly (by way of sale or assignment) or indirectly (by way of participation).

Purchases of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by any rating agency. In the event of non-payment of interest or principal, loans that are secured offer a Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due. The bank loans acquired by a Fund may be below investment grade, unrated, and/or undersecured.

When investing in a loan participation, a Fund typically purchases participation interests in a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Fund to greater delays, expenses, and risks than if the Fund could enforce its rights directly against the borrower. In addition, the Fund generally will have no rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. Additional risks include inadequate perfection of a loan’s security interest, the possible invalidation or compromise of an investment transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws, the validity and seniority of bank claims and guarantees, environmental liabilities that may arise with respect to collateral securing the obligations, and adverse consequences resulting from participating in such instruments through other institutions with lower credit quality.

Bank loans and participation interests may not be readily marketable and may be subject to restrictions on resale. There can be no assurance that future levels of supply and demand in loan or loan participation trading will provide an adequate degree of liquidity and no assurance that the market will not experience periods of significant illiquidity in the future.

Investments in loans through direct assignment of a lender’s interests may involve additional risks to a Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

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A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.

GMO may, with respect to its management of investments in certain loans for a Fund, seek to remain flexible to purchase and sell other securities in the borrower’s capital structure, by remaining “public.” In such cases, GMO will seek to avoid receiving material, non-public information about the borrowers to which the Fund may lend (through assignments, participations or otherwise). GMO’s decision not to use material, non-public information about borrowers may place GMO at an information disadvantage relative to other lenders. Also, in instances where lenders are asked to grant amendments, waivers or consents in favor of the borrower, GMO’s ability to assess the significance of the amendment, waiver or consent or its desirability from a Fund’s point of view may be materially and adversely affected.

When GMO’s employees, on-site consultants, partners, members, directors, or officers come into possession of material, non-public information about the issuers of loans that may be held by a Fund or other accounts managed by GMO (either intentionally or inadvertently), or material, non-public information is otherwise attributed to GMO, GMO’s ability to trade in other securities of the issuers of these loans for the account of GMO may be limited pursuant to applicable securities laws. Such limitations on GMO’s ability to trade could have an adverse effect on a Fund. In many instances, these trading restrictions could continue in effect for a substantial period of time.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund is required to maintain liquid assets to cover the Fund’s potential obligations under standby financing commitments.

Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.

Trade Claims.   The Funds may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding. The markets in trade claims generally are not regulated by U.S. federal securities laws or the Securities and Exchange Commission (“SEC”).

Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Although GMO endeavors to protect against such risks in connection with the evaluation and purchase of claims, trade claims are subject to risks not generally associated with standardized securities and instruments due to the idiosyncratic nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims also may be impaired if the anticipated dividend payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. As a result of the foregoing factors, trade claims are also subject to the risk that if a Fund does receive payment, it may be in an amount less than what the Fund paid for or otherwise expects to receive in respect of the claim.

In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to other pari passu instruments.

Lender Liability Considerations and Equitable Subordination Risks.   In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. In addition, courts have in some cases applied the doctrine of equitable subordination to subordinate the claim of a lending institution against a borrower to claims of other creditors of the borrower when the lending institution is found to have engaged in unfair, inequitable, or fraudulent conduct. There can be no assurance as to whether any fund, lending institution, or other party from which a Fund may directly or indirectly acquire such claims engaged in any such conduct, and if it did, as to whether the Fund would be subject to claims that the Fund’s portfolio investments should be equitably subordinated based on such conduct. Because of the nature of certain of a Fund’s portfolio investments, a Fund could be subject to allegations of lender liability or to claims that the Fund’s portfolio investments should be equitably subordinated.

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Fraudulent Conveyance and Preference Risk.   Various federal and state laws enacted for the protection of creditors may apply to the purchase of a Fund’s investments by virtue of the Fund’s role as a creditor with respect to the borrowers under such investments. If a court in a lawsuit brought by an unpaid creditor, a debtor-in-possession, a trustee in bankruptcy, or their respective representatives, were to find that the borrower did not receive fair consideration or reasonably equivalent value for incurring indebtedness evidenced by an investment and the grant of any security interest or other lien securing such investment and, after giving effect to such indebtedness and/or grant of any security interest or other lien, the issuer or obligor (i) was insolvent; (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital; or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could, under certain circumstances, invalidate, in whole or in part, such indebtedness and such security interest or other lien as fraudulent conveyances, could subordinate such indebtedness to existing or future creditors of the borrower, and could allow the borrower to recover amounts previously paid by the borrower to the creditor (including to the Fund) in satisfaction of such indebtedness or proceeds of such security interest or other lien previously applied in satisfaction of such indebtedness.

The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer or obligor would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets were less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer or obligor was “insolvent” after giving effect to the incurrence of the indebtedness and/or the granting of any security interest or other lien or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence of indebtedness and/or grant of security interests or other lien.

A Fund may invest in bank debt or other indebtedness issued by a borrower which is guaranteed by other entities within the borrower’s corporate family. In such circumstances, the borrower often has little or no assets other than the stock of its subsidiaries and, as a result, any recovery is often available only, if at all, from the entities that guaranteed the indebtedness. There is a risk, however, that the obligations of such guarantors and any security interests or other liens issued by the guarantors to secure such obligations may be avoided as fraudulent conveyances in the event that a court were to determine that such guarantors did not receive reasonably equivalent value in exchange for the issuance of the guarantees and for the security interests or other liens. A court could determine that the guarantors did not receive reasonably equivalent value or fair consideration in incurring the obligations and granting the security interests or other liens despite the existence of “indirect” benefits to the guarantors, such as the strengthening of the corporate enterprise in the transaction. Additionally, provisions in guarantees and other similar documents governing similar obligations by which fraudulent conveyance exposure is sought to be reduced or eliminated, such as so-called “savings clauses,” may not be enforceable. As a result, a Fund’s investment in corporate bank debt or other indebtedness could be subject to avoidance as a fraudulent conveyance.

In addition, in the event of the insolvency (as determined by a court based on the law of the jurisdiction which is being applied) of an issuer of an investment, payments made on a Fund’s investment could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency depending on a number of factors.

There can be no assurance that a successful cause of action for fraudulent conveyance or preference will not occur, or as to whether any fund, lending institution or other party from which a Fund may directly or indirectly acquire an investment engaged in any conduct to give rise to such causes of action, and if it did, as to whether such causes of action could be asserted against the Fund.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

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Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation a Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of  $100). A Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks — Derivatives and Short Sales Risk” and “— Counterparty Risk” in the Prospectus and “Uses of Derivatives” below. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund’s fundamental investment restriction on borrowings.

Commodity-Related Investments

Some Funds may gain exposure to commodity markets by investing in commodities or commodity-related instruments directly or indirectly, including through investments in Implementation Fund, SGM Major Markets Fund, or Special Opportunities Fund. Such instruments include, but are not limited to, futures contracts, swaps, options, forward contracts, and structured notes and equities, debt securities, convertible securities, and warrants of issuers in commodity-related industries or with respect to the physical commodities themselves.

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable. See “Options, Futures, and Forward Contracts,” “Structured Notes,” “Swap Contracts and Other Two-Party Contracts,” and “Uses of Derivatives” herein for more information on the Fund’s investments in derivatives, including commodity-related derivatives such as swap agreements, commodity futures contracts, and options on commodity futures contracts.

Each of Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund, and Special Opportunities Fund should generally be entitled to treat the income it recognizes from its investment in its wholly-owned foreign subsidiary as qualifying income for purposes of qualifying as a regulated investment company under the Code (“RIC”). There is a risk that the Internal Revenue Service (“IRS”) could determine that some or all of the gross income that one or more of these Funds derive from an investment in such a subsidiary is not qualifying income, which might adversely affect the ability of Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund or Special Opportunities Fund, as the case may be, to qualify as a RIC. Each such foreign subsidiary is a “controlled foreign corporation” (“CFC”) for U.S. federal tax purposes. See the “Investments in Wholly-Owned Subsidiaries” and “Taxes” sections.

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A Fund’s pursuit of an investment strategy that involves exposure to commodity markets will potentially be limited by its intention to qualify as a RIC, and could adversely affect its ability to so qualify. See the “Taxes” section for more information.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

At the time of purchase, each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

Private Placements and Restricted Investments.   Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, securities issued by entities deemed to be affiliates of a Fund, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, a Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities are generally only sold to institutional investors in private sales from the issuer or from an affiliate of the issuer. These securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of marketplace trades. Restricted securities cannot be sold without being registered under the Securities Act of 1933, as amended (the “1933 Act”), unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense. While such Fund may be indemnified against such liabilities, the issuer may not have the financial resources to satisfy its indemnification obligations. Furthermore, it is the position of the SEC staff that indemnification for violations of the Securities Act is against public policy and therefore unenforceable. A Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing a Fund’s net asset value. The judgment of GMO normally plays a greater role in valuing these securities than in valuing publicly traded securities.

Private Investments in Public Companies.   A Fund may make investments in private placements by publicly-held companies (“PIPEs”). In a typical PIPE transaction, a Fund will acquire, directly from an issuer seeking to raise capital in a private placement pursuant to Regulation D under the 1933 Act, common stock or a security convertible into common stock, such as convertible notes or convertible preferred stock. The issuer’s common stock is usually publicly traded on a U.S. securities exchange or in the over-the-counter market, but the securities acquired by the Fund will be subject to restrictions on resale imposed by U.S. securities laws absent an effective registration statement. In recognition of the illiquid nature of the securities being acquired, the purchase price paid by the Fund in a PIPE transaction (or the conversion price of the convertible securities being acquired) will typically be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer usually will be contractually obligated to seek to register within an agreed upon period of time for public resale under the U.S. securities laws the common stock acquired by the Fund or the shares of common stock issuable upon conversion of the convertible securities acquired by Fund. If the issuer fails to so register the shares within that period, the Fund may be entitled to additional consideration from the issuer (e.g. warrants to acquire additional shares of common stock), but the Fund may not be able to sell its shares unless and until the registration process is successfully completed. Thus PIPE transactions present certain risks not associated with open market purchases of equities.

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Among the risks associated with PIPE transactions is the risk that the issuer may be unable to register for public resale the shares held by a Fund in a timely manner or at all, in which case the shares maybe saleable only in a privately negotiated transaction at a price less than that paid by the Fund, assuming a suitable buyer can be found. Disposing of the securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Even if the shares are registered for public resale, the market for the issuer’s securities may nevertheless be “thin” or illiquid, making the sale of securities at desired prices or in desired quantities difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.

IPOs and Other Limited Opportunities.   Certain Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Risks of Insufficient Capital for Follow-On Investments. Following its initial investment in a company, a Fund may have the opportunity to increase its investment in such company. There is no assurance that the Fund will make follow-on investments or that the Fund will have sufficient resources to, or be permitted to, make such investments. Any decision not to make follow-on investments or its inability to make them may have a substantial negative impact on such company in need of such an investment, may result in missed opportunities for the Fund or may result in dilution of the Fund’s investment.

Investments in Other Investment Companies or Other Pooled Investments

Subject to applicable regulatory requirements, a Fund may invest in shares of both open- and closed-end investment companies (including other Funds, money market funds, and ETFs). Investing in another investment company exposes a Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. Many of the Funds also may invest in private investment funds, vehicles, or structures. Adverse events could impact one or more of the underlying funds at the same time. There is no assurance that the investments or investment strategies employed by such underlying funds will be successful. Many of the Funds (particularly, the Asset Allocation Funds) invest in other GMO Funds (for purposes of this paragraph only, “underlying GMO Funds”). Although for some Funds GMO does not receive a direct fee for advising or performing the asset allocation, GMO receives fees from the underlying GMO Funds in which those Funds invest. In such cases, GMO will earn a higher total fee to the extent a Fund’s assets are allocated among underlying GMO Funds that have higher fees payable to GMO. Therefore, a conflict of interest exists because GMO has an incentive to allocate Fund assets into underlying GMO Funds that produce the greatest fees for GMO. Underperformance by the underlying funds could cause a Fund to underperform, even though GMO’s asset allocation strategies with respect to the Fund were appropriate given market conditions. For many Funds, GMO has the discretion to invest in underlying funds however it deems most appropriate.

A Fund’s investment in other investment companies or private investment funds, vehicles or structures could affect the amount, timing and character of distributions to shareholders, and in certain circumstances could cause the Fund to recognize taxable income in excess of the cash generated by such investment, which could require a Fund to liquidate investments, including when it is not advantageous to do so, in order to make required distributions. See the “Taxes” section.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs in which a Fund may invest typically hold a portfolio of bonds (or other fixed income instruments) or common stocks that is intended to track the price and dividend performance of a particular index. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. The Funds also may invest in actively-managed ETFs. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), Vanguard ETFs, and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs, Vanguard ETFs, and iShares are predominantly listed on the NYSE Arca). The market prices for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

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Because ETFs are investment companies, investments in ETFs would, absent exemptive relief, be limited under applicable statutory limitations. Those limitations restrict a Fund’s investment in the shares of an ETF or other investment company to up to 5% of the Fund’s assets (which may represent no more than 3% of the securities of such ETF or other investment company) and limit aggregate investments in all ETFs and other investment companies to 10% of the Fund’s assets. Some Funds may invest in one or more ETFs beyond the statutory limitations pursuant to an agreement with the ETF, provided that the Fund complies with the terms and conditions of the agreement and the conditions of the ETF’s exemptive order.

Alpha Only Fund and many of the Bond Funds may invest without limitation in other Funds. These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the 1940 Act, but instead are made in reliance on an SEC exemptive order obtained by GMO and the Trust permitting Funds of the Trust to operate as funds of funds. As described in the Prospectus, shareholders of the investing Funds do not bear directly any of the operating fees and expenses of these Underlying Funds, but bear indirectly a proportionate share of their operating fees and expenses (absent reimbursement of those fees and expenses).

Resources Fund and Climate Change Fund may invest in certain natural resources-related entities that are partnerships, trusts, or other pass-through structures for U.S. federal tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion or commodities futures or other derivatives). Each of Resources Fund’s and Climate Change Fund’s pursuit of an investment strategy that involves investments in such entities will potentially be limited by its intention to qualify as a regulated investment company under the Code and could adversely affect its ability to so qualify. If either Resources Fund or Climate Change Fund were to fail to qualify as a regulated investment company for a particular year, a Fund’s returns from its investment in Resources Fund and/or Climate Change Fund could be adversely affected. See the “Taxes” section.

Tax-Sensitive Strategies

When making investment decisions for Tax-Managed International Equities Fund, GMO considers the after-tax impact of portfolio transactions. In doing so, GMO may employ a variety of tax management techniques, such as seeking to minimize sales of securities that result in short-term capital gains, preferring the sale of securities producing long-term capital gains to those producing short-term capital gains, and selling securities to realize capital losses that can be offset against realized capital gains. Tax-Managed International Equities Fund’s ability to utilize excess net capital losses from prior taxable years, if any, to reduce distributable net realized capital gains in subsequent taxable years may be limited by reason of direct or indirect changes in actual or constructive ownership of the Fund. Please see the “Taxes” section for more information, including information about the U.S. federal income tax rules concerning capital loss carryforwards. In addition, the tax management techniques employed by GMO may change over time depending upon a variety of factors, including current market conditions, changes in tax law or rates, and the amount of embedded gains and losses in a Fund’s portfolio. No assurance can be given that GMO will be successful in employing any or all of these strategies.

Investments in Wholly-Owned Subsidiaries

Benchmark-Free Fund intends to invest in its wholly-owned foreign subsidiary, GMO Benchmark-Free SPC Ltd. (“Benchmark-Free SPC”). Implementation Fund invests in its wholly-owned foreign subsidiary, GMO Implementation SPC Ltd. (“Implementation SPC”). SGM Major Markets Fund invests in its wholly-owned foreign subsidiary, GMO Alternative Asset SPC Ltd. (“Alternative Asset SPC”). Special Opportunities Fund invests in its wholly-owned foreign subsidiary, GMO Special Opportunities SPC Ltd. (“Special Opportunities SPC”). These Funds and any other Fund that invests in a foreign subsidiary, including indirectly through these or other Funds, will be indirectly exposed to the risks of any such subsidiary’s investments. As described in the Prospectus, the subsidiary of each of Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund, and Special Opportunities Fund invests primarily in swap contracts on commodities indices, commodities futures contracts, and other commodity-related derivatives, and in fixed income securities, but also may invest in any other investments in which Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund, and Special Opportunities Fund, respectively, may invest directly. Each of Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund, and Special Opportunities Fund is indirectly exposed to the risks of its subsidiary’s investments. In particular, see “Commodity-Related Investments.”

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GMO serves as the investment manager to each of Benchmark-Free SPC, Implementation SPC, Alternative Asset SPC, and Special Opportunities SPC, but does not receive any additional management or other fees in respect of such services. In addition, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as Benchmark-Free SPC’s, Implementation SPC’s, Alternative Asset SPC’s, and Special Opportunities SPC’s custodian, transfer agent, and fund accounting agent.

Future changes in the securities, corporate, tax or other applicable laws of the United States and/or the jurisdiction in which a foreign subsidiary is organized could result in the inability of Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund, Special Opportunities Fund, their respective direct or indirect foreign subsidiaries, as the case may be, and other funds investing directly or indirectly through a subsidiary to operate as described in the Prospectus or this SAI and could adversely affect each such Fund and its shareholders. See “Commodity-Related Investments” and “Taxes” for more information.

Legal and Regulatory Risk

Legal, tax, and regulatory changes could occur during the term of a Fund that may adversely affect the Fund. New (or revised) laws or regulations or interpretations of existing law may be issued by the IRS or Treasury Department, the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. For example, there has been an increase in governmental, as well as self-regulatory, scrutiny of the alternative investment industry. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of a Fund or any Underlying Funds to trade in securities could have a material adverse impact on a Fund’s performance.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators, and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of securitization and derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The European Union (and some other countries) are implementing similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by a Fund in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

While certain of the rules are not effective, other rules are not yet final, so their ultimate impact remains unclear. New regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions, and the Fund may be unable to execute its investment strategy as a result.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. The CFTC has proposed position limits for certain swaps. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by GMO and its affiliates may be aggregated for this purpose. Although it is possible that the trading decisions of GMO may have to be modified and that positions held by the Funds may have to be liquidated in order to avoid exceeding such limits, GMO believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund.

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The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where a Fund may trade have adopted reporting requirements. If a Fund’s short positions or its strategy become generally known, it could have a significant effect on GMO’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by a Fund forcing the Fund to cover its positions at a loss. Such reporting requirements also may limit GMO’s ability to access management and other personnel at certain companies where GMO seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make a Fund unable to execute its investment strategy. Short sales are also subject to certain SEC regulations. If the SEC were to adopt additional restrictions regarding short sales, they could restrict a Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for a Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Recently adopted rules implementing the credit risk retention requirements of the Dodd-Frank Act for asset-backed securities require the sponsor of certain securitization vehicles to retain, and to refrain from transferring, selling, conveying to a third party, or hedging 5% of the credit risk in assets transferred, sold, or conveyed through the issuance of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which a Fund may invest, which costs could be passed along to such Fund as an investor in such transactions.

Investors should also be aware that some EU-regulated institutions (banks, certain investment firms, and authorized managers of alternative investment funds) are currently restricted from investing in securitizations (including U.S.-related securitizations), unless, in summary: (i) the institution is able to demonstrate that it has undertaken certain due diligence in respect of various matters, including its investment position, the underlying assets, and (in the case of authorized managers of alternative investment funds) the sponsor and the originator of the securitization; and (ii) the originator, sponsor, or original lender of the securitization has explicitly disclosed to the institution that it will retain, on an ongoing basis, a net economic interest of not less than 5% of specified credit risk tranches or asset exposures related to the securitization. In the future, EU insurance and reinsurance undertakings and UCITS funds are expected to become subject to similar restrictions. Although the requirements do not apply to any of the Funds directly, the costs of compliance, in the case of any securitization within the EU risk retention rules in which a Fund has invested or is seeking to invest, could be indirectly borne by the Fund and the other investors in the securitization.

Lack of Operating History

As of the date of this SAI, some Funds have limited operating history. Therefore, there is limited operating history to evaluate such Funds’ future performance. Past performance is not an indication of future performance. In addition, the past performance of other investment funds managed by GMO cannot be relied upon as an indicator of a Fund’s success, in part because of the unique nature of such Fund’s investment strategy. An investor in each Fund must rely upon the ability of GMO in identifying and implementing investments. There can be no assurance that such personnel will be successful in identifying and implementing investment opportunities for such Fund.

ADDITIONAL INVESTMENT STRATEGIES

Merger Arbitrage Transactions

Some Funds may engage in transactions in which a Fund purchases securities at prices below the value of the consideration GMO expects the Fund to receive upon consummation of a proposed merger, exchange offer, tender offer, or other similar transaction (“merger arbitrage transactions”). The purchase price paid by the Fund may substantially exceed the market price of the securities before the announcement of the transaction.

If a Fund engages in merger arbitrage and the merger later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund is likely to decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. A proposed merger can fail to be consummated for many reasons, including regulatory and antitrust restrictions, industry weakness, company specific events, failed financings, and general market declines.

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In conjunction with merger arbitrage transactions, a Fund may sell securities short in an effort to maximize risk-adjusted returns. For example, when the terms of a proposed acquisition call for an exchange of securities, a Fund may sell short the securities of the acquiring company to protect against a decline in the market value of those securities before the acquisition’s completion. A Fund also may employ various hedging strategies to protect against market fluctuations or other risks, and also may use derivatives to increase, or reduce, long or short exposure to one or more asset classes or issuers.

Merger arbitrage strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with merger arbitrage may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund may sell securities short when GMO expects the Fund to receive the securities upon consummation of a transaction. If the Fund does not actually receive the securities, the Fund will have an unintended “naked” short position and may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss.

A Fund’s merger arbitrage transactions could result in tax inefficiencies, including greater distributions of net investment income and net realized capital gains than otherwise would be the case.

Special Situation Investment Risks.   Certain Funds may make investments that provide exposure to “special situations,” including recapitalizations, spinoffs, corporate and financial restructurings, litigation, or other catalyst-orientated situations. Such investments are often difficult to analyze. In any such investment opportunity, there exists the risk that the relevant transaction either will be unsuccessful, will take considerable time, or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated catalyst produces an unanticipated result or does not in fact occur, a Fund may choose to sell the investment at a loss or hold the investment and ultimately recover less than the amount of its initial investment. Although a Fund may intend to utilize appropriate risk management strategies, such strategies cannot fully insulate the Fund from the risks inherent in its investment activities. Moreover, in certain situations, a Fund may be unable to, or may choose not to, implement risk management strategies because of the costs involved or other relevant circumstances.

Short Sales

Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Many Funds may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. If a Fund makes a short sale against the box, the Fund will not immediately deliver the securities or currencies sold and will not immediately receive the proceeds from the sale. However, with respect to securities, the Fund is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. Once the Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. To engage in a short sale of a security or currency it does not own, a Fund borrows the security (e.g., shares of an ETF) or currency from a broker and sells it to a third party, pays to borrow the security or currency, and agrees to pay the broker any dividends or interest it receives on the borrowed security or currency. Purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own also may have to pay borrowing fees to a broker and may be required to pay the broker any dividends or interest it receives on a borrowed security. To borrow the security or currency, the Fund also may be required to pay a premium, which would increase the cost of the security or currency sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales that are not against the box.

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A Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Fund replaces the borrowed security or currency. The Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale. Short sales that are not against the box involve a form of investment leverage, and the amount of the Fund’s loss on such a short sale is theoretically unlimited. Under adverse market conditions, the Fund may have difficulty purchasing securities or currencies to meet its short sale delivery obligations, and may have to sell portfolio securities or currencies to raise the capital necessary to meet its short sale obligations at a time when it would be unfavorable to do so. If a request for return of borrowed securities and/or currencies occurs at a time when other short sellers of the securities and/or currencies are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities and/or currencies previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities and/or currencies short. In addition, the Fund may have difficulty purchasing securities and/or currencies to meet its delivery obligations in the case of less liquid securities and/or currencies sold short by the Fund, such as certain emerging market country securities or securities of companies with smaller market capitalizations. A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. These derivative positions will typically expose the Fund to economic risks similar to those associated with shorting securities directly. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited.

There can be no assurance that the short positions that a Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions GMO anticipated would be offsetting (such as short and long positions in securities or currencies held by a Fund) could result in significant losses for the Fund.

To the extent GMO employs a hedging strategy for a Fund, the success of any such hedging strategy will depend, in part, upon GMO’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments being hedged.

A Fund’s short sale transactions, including in connection with its merger arbitrage activities, could result in tax inefficiencies, including greater distributions of net investment income and net realized gains than otherwise would be the case.

USES OF DERIVATIVES

Introduction and Overview

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease, or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities, and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

It is the policy of each Fund to comply with Section 18(f) of the 1940 Act and the Funds are permitted to use any practices permitted by or consistent with relevant SEC releases, no-action letters and other pronouncements (“Section 18(f)”).

This overview outlines various ways in which the Funds and any wholly-owned subsidiaries may use different types of exchange-traded and OTC derivatives in implementing their investment programs. It is intended to supplement the information included in each Fund’s Prospectus, including the risks associated with derivatives described under “Description of Principal Risks” in the Prospectus, and the information provided in the “Fund Investments” and “Descriptions and Risks of Fund Investments” sections above. This overview, however, is not intended to be exhaustive and a Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this SAI or the Fund’s Prospectus.

In addition, a Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.

Each Fund may take advantage of instruments and any security or synthetic or derivative instruments which are not presently contemplated for use by the Fund or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Each Fund may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument.

Note:   Unless otherwise noted below in this section, the uses of derivatives discussed herein with respect to a particular Fund only refer to the Fund’s direct use of such derivatives. As indicated in the Prospectus and in the “Fund Investments” section above, certain Funds may invest in other Funds of the Trust, which, in turn, may use types of derivatives and/or employ derivatives strategies that differ from those described in this SAI or the Prospectus.

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Function of Derivatives in the Funds.   The types of derivatives used and derivatives strategies employed by a Fund and the extent a Fund uses derivatives varies from Fund to Fund depending on the Fund’s specific investment objective and strategies. Certain Funds may use exchange-traded and OTC financial derivatives and exchange-traded futures and/or forward contracts as integral parts of their investment programs. In addition, specific market conditions may influence GMO’s choice of derivatives and derivatives strategies for a particular Fund, in some cases to a significant extent.

Legal and Regulatory Risk Relating to Derivatives.   As described above under “Descriptions and Risks of Fund Investments — Legal and Regulatory Risk,” the U.S. government, the European Union, and some other countries have enacted legislation that includes provisions for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear. In 2015 the SEC proposed a rule under the 1940 Act regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, and other such regulatory changes could, among other things, restrict a Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Fund) and/or increase the costs of such derivatives transactions (including through increased margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result.

Use of Derivatives by the Equity Funds (excluding the Asset Allocation Funds), Alpha Only Fund, Risk Premium Fund, and Special Opportunities Fund

The Funds may use derivatives to gain long or short investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, cross currency basis swaps, and options) to gain exposure to a given currency. In addition, Special Opportunities Fund may use derivatives to gain investment exposure to commodities, including the use of exchange-traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets.

A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies (and, in the case of Special Opportunities Fund, commodities) without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposures, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which their equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). While GMO expects that Risk Premium Fund’s option positions typically will be fully collateralized at the time when the Fund is selling them, from time to time the Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). For example, if Risk Premium Fund receives a redemption request and is unable to close out an option it had sold, the Fund may temporarily have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. Alpha Only Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, Alpha Only Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. For each of Alpha Only Fund and Risk Premium Fund, the Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

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Use of Derivatives by the Asset Allocation Funds and Implementation Fund

The Funds may use derivatives to gain long or short investment exposure to securities, commodities, or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use exchange-traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets and may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency.

The Funds may use derivatives, such as futures, options, and swap contracts, in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency. Implementation Fund uses exchange-traded futures and forward contracts as an integral part of its investment program.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to individual commodities, various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In adjusting investment exposures, each Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio. Each Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds may have gross investment exposures in excess of their net assets (i.e., the Funds may be leveraged) and therefore are subject to heightened risk of loss. Each Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Use of Derivatives by SGM Major Markets Fund

The Fund may use derivatives to gain long and/or short investment exposure to securities, currencies, commodities, or other assets. In particular, the Fund may use exchange traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to adjust its investment exposures. For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Fund may use derivatives, such as futures, options, and swap contracts, in an attempt to adjust elements of its investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In addition, GMO may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which their equities are traded.

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The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Use of Derivatives by the Bond Funds

The Funds may use derivatives to gain long or short investment exposure to securities or other assets. In particular, the Funds may use swaps, options, or other derivatives on an index, an ETF, a single security, or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, cross currency basis swaps, and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, ETFs, and currencies without actually having to sell existing investments or make new direct investments. For instance, GMO may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting their investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments. See “Swap Contracts and Other Two-Party Contracts.”

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds will typically have (or may have, in the case of Opportunistic Income Fund and U.S. Treasury Fund) gross investment exposures in excess of their net assets (i.e., the Funds will be (or may be, in the case of Opportunistic Income Fund and U.S. Treasury Fund) leveraged) and therefore are subject to heightened risk of loss. Each Fund’s (other than U.S. Treasury Fund’s) performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

INVESTMENT RESTRICTIONS

Fundamental Restrictions:

The following are Fundamental Investment Restrictions of the Funds, which may not be changed without shareholder approval:

(1) Each Fund may not borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund’s custodian earmarks and maintains cash and/or high-grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund maintains liquid assets equal in value to its obligations in respect of these transactions.

(2) With respect to each Fund (except for Asset Allocation Bond Fund, Benchmark-Free Allocation Fund, Benchmark-Free Fund, Climate Change Fund, Emerging Domestic Opportunities Fund, Global Developed Equity Allocation Fund, High Yield Fund, Implementation Fund, International Developed Equity Allocation Fund, Quality Fund, Resources Fund, Risk Premium Fund, SGM Major Markets Fund, Special Opportunities Fund, Strategic Opportunities Allocation Fund, and U.S. Treasury Fund), the Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

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(3) With respect to each Fund (except for Alpha Only Fund, Asset Allocation Bond Fund, Benchmark-Free Allocation Fund, Benchmark-Free Fund, Climate Change Fund, Core Plus Bond Fund, Opportunistic Income Fund, Emerging Domestic Opportunities Fund, Global Developed Equity Allocation Fund, High Yield Fund, Implementation Fund, International Developed Equity Allocation Fund, International Large/Mid Cap Equity Fund, Quality Fund, Resources Fund, Risk Premium Fund, SGM Major Markets Fund, Special Opportunities Fund, Strategic Opportunities Allocation Fund, and U.S. Treasury Fund), the Fund may not make short sales of securities or maintain a short position for the Fund’s account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

This restriction does not prohibit the payment of an amount to exercise the right to acquire the identical securities, provided that the Fund maintains segregated liquid assets in an amount sufficient to exercise such right.

(4) Each Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(5) Each Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(6) Each Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to 331∕3% of a Fund’s total assets in the case of each Fund (except International Equity Fund), with respect to not more than 25% of total assets in the case of International Equity Fund.

(7)(a) Except as provided in (7)(b) and (7)(c) below, each Fund may not concentrate more than 25% of the value of its total assets in any one industry.

(7)(b) Resources Fund will invest more than 25% of the value of its assets in the natural resources sector.

For purposes of Fundamental Restriction (7)(b), Resources Fund considers the “natural resources sector” to include companies in the group of industries that own, produce, refine, process, transport, and market natural resources and companies in the group of industries that provide related equipment, infrastructure and services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, water, alternative energy sources, environmental services, and such other industries as determined by GMO from time to time.

(7)(c) Climate Change Fund will invest more than 25% of the value of its assets in climate change-related industries.

For purposes of Fundamental Restriction (7)(c), Climate Change Fund considers “climate change-related industries” to include clean energy, batteries and storage, electric grid, energy efficiency, recycling and pollution control, agriculture, water, and businesses that service such industries.

For purposes of Fundamental Restrictions (7)(a), (7)(b), and (7)(c), the U.S. government and its agencies and instrumentalities are not considered to be an industry.

(8)(a) With respect to each Fund (except Asset Allocation Bond Fund, Benchmark-Free Allocation Fund, Benchmark-Free Fund, Climate Change Fund, Emerging Domestic Opportunities Fund, Global Asset Allocation Fund, Global Developed Equity Allocation Fund, Global Equity Allocation Fund, High Yield Fund, Implementation Fund, International Developed Equity Allocation Fund, International Equity Allocation Fund, Resources Fund, Risk Premium Fund, SGM Major Markets Fund, Special Opportunities Fund, and Strategic Opportunities Allocation Fund), the Fund may not purchase or sell commodities or commodity contracts, except that the Funds may purchase and sell financial futures contracts and options thereon.

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(b) With respect to each of Asset Allocation Bond Fund, Climate Change Fund, Emerging Domestic Opportunities Fund, and Resources Fund, the Fund may not purchase commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).

(c) With respect to each of Benchmark-Free Allocation Fund, Global Asset Allocation Fund, Global Developed Equity Allocation Fund, Global Equity Allocation Fund, High Yield Fund, International Developed Equity Allocation Fund, International Equity Allocation Fund, and Strategic Opportunities Allocation Fund, the Fund may not purchase commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon and may invest in other registered open-end investment companies that purchase or sell commodities, commodity contracts or any type of commodity-related derivative instrument (including without limitation all types of commodity-related swaps, futures contracts, forward contracts, and option contracts).

(d) With respect to Risk Premium Fund and Special Opportunities Fund, the Fund may not purchase physical commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).

(e) With respect to Benchmark-Free Fund, Implementation Fund, and SGM Major Markets Fund, the Fund may not purchase commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivatives (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).

For purposes of Fundamental Restrictions (8)(a), (b), (c), and (e) above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

(9) Each Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC.

The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term “evidence of indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such obligations or maintains liquid assets equal in value to its obligations with respect to these transactions. Similarly, so long as such assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

(10) With respect to each of Benchmark-Free Allocation Fund, Benchmark-Free Fund, Global Asset Allocation Fund, Foreign Small Companies Fund, Global Developed Equity Allocation Fund, Global Equity Allocation Fund, International Developed Equity Allocation Fund, International Equity Allocation Fund, International Equity Fund, International Large/Mid Cap Equity Fund, Strategic Opportunities Allocation Fund, and U.S. Equity Fund, the Fund may not cause less than 75% of the value of the Fund’s total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of any single issuer.

Non-Fundamental Restrictions:

The following are Non-Fundamental Investment Restrictions of the Funds, which may be changed by the Trustees without shareholder approval:

(1) With respect to each Fund (except Benchmark-Free Fund, Climate Change Fund, Implementation Fund, Resources Fund, SGM Major Markets Fund, and Special Opportunities Fund), the Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers that deal in oil, gas, or other mineral leases, rights or royalty contracts, including securities of royalty trusts, and may purchase securities which are secured by, or otherwise hold or represent interests in, oil, gas, or other mineral leases, rights or royalty contracts.

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(2) Each Fund may not make investments for the purpose of gaining control of a company’s management.

With respect to Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund, and Special Opportunities Fund, this restriction shall not apply with respect to the Fund’s direct or indirect investments in one or more wholly-owned subsidiaries.

(3) Each Fund may not invest more than 15% of its net assets in illiquid securities.

(4) With respect to each Fund (except for Asset Allocation Bond Fund, Benchmark-Free Allocation Fund, Benchmark-Free Fund, Climate Change Fund, Emerging Domestic Opportunities Fund, Global Developed Equity Allocation Fund, Implementation Fund, International Developed Equity Allocation Fund, Quality Fund, Resources Fund, Risk Premium Fund, SGM Major Markets Fund, Special Opportunities Fund, Strategic Opportunities Allocation Fund, and U.S. Treasury Fund), the Fund may not pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 331∕3% of the Fund’s total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

(5) With respect to each Fund which has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (each, a “Name Policy”), the Fund may not change its Name Policy as set forth under the Fund’s “Principal investment strategies” in the Fund’s Prospectus without providing the Fund’s shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.

For purposes of each Name Policy, each Fund considers the term “invest” to include both direct and indirect investing and the term “investments” to include both direct and indirect investments (for instance, a Fund may invest indirectly or make indirect investments by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments. For Name Policies related to “Equity” Funds, the term “equities” refers to direct and indirect investments (described above) in common and preferred stocks and other stock-related securities, such as convertible securities and depositary receipts. These investments also include exchange-traded equity REITs and equity income trusts.

When used in connection with a Fund’s Name Policy, GMO uses the terms “invest,” “investments,” “assets,” “tied economically” and “related” as defined in the Fund’s Prospectus.

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in a Fund’s Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

With respect to Implementation Fund and SGM Major Markets Fund, for purposes of determining compliance with each Fund’s policy not to concentrate investments in a particular industry, futures contracts will be valued at current market value (not notional value).

The phrase “shareholder approval,” as used in the Prospectus and in this SAI, and the phrases “vote of a majority of the outstanding voting securities” and “the approval of shareholders,” as used herein with respect to a Fund, mean the affirmative vote of the lesser of  (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this SAI, the investment policies and restrictions of each Fund may be changed by the Trust’s Trustees without the approval of shareholders of that Fund. Policies and restrictions of a Fund that are explicitly described as fundamental in the Fund’s Prospectus or this SAI cannot be changed without the approval of shareholders of that Fund.

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In addition to the Name Policies referenced in Non-Fundamental Restriction (5) above, each of the following Funds has also agreed as follows:

1)	Emerging Country Debt Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging countries and (ii) debt investments.

2)	Foreign Small Companies Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to countries outside the United States and (ii) investments in “small companies.”

With respect to each Asset Allocation Fund that has the term “international,” “global,” or “world” included in the Fund’s name, the Fund typically will invest, through its investments in the Underlying Funds, in investments that are tied economically to a number of countries throughout the world.

With respect to each Bond Fund that has the term “international” or “global” included in the Fund’s name, the Fund typically will have exposure to a number of countries throughout the world, including exposure to the interest rate and currency markets of those countries through the use of futures contracts, swap contracts, currency forwards, and other types of derivatives.

With respect to each Equity Fund (other than Global Developed Equity Allocation Fund, Global Equity Allocation Fund, International Developed Equity Allocation Fund, and International Equity Allocation Fund) that has the term “international,” “global,” or “world” included in the Fund’s name, the Fund typically will invest in investments that are tied economically to a number of countries throughout the world.

INVESTMENT GUIDELINES

GMO has adopted the following investment guidelines for each of Emerging Domestic Opportunities Fund and SGM Major Markets Fund (for purposes of this section, each a “Fund”). These guidelines are subject to change at the discretion of GMO and without notice to Fund shareholders. These guidelines are not Fund policies or investment restrictions and investments inconsistent with these guidelines are not violations of any Fund policy or investment restriction. GMO seeks to observe these guidelines only during periods when GMO determines that normal market conditions exist. GMO tests all percentage limitations set forth in these guidelines at the time of the making of an investment and an investment is not considered by GMO to be inconsistent with these guidelines unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Emerging Domestic Opportunities Fund

(1) The Fund will not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or options transactions is not considered the purchase of a security on margin.)

(2) The Fund will not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.

For purposes of this guideline, swap contracts on financial instruments or rates are not considered to be commodities or commodity contracts.

(3) The Fund will not invest in securities classified as being in any one country in an amount that exceeds the greater of the following, each representing a percentage of the Fund’s net assets: (a) 30%; or (b) 15% more than the country’s weighting percentage within MSCI Emerging Markets Index. As an example, if the MSCI Emerging Markets Index’s country weight for China is 29%, the Fund will not invest more than 44% of its net assets in securities classified as being in China. For purposes of this guideline, a security’s country classification will be based on generally accepted industry standards, including but not limited to the issuer’s country of incorporation, primary listing or domicile, or other factors GMO believes to be relevant. For the avoidance of doubt, China A shares are classified as investments in China for purposes of this guideline.

(4) The Fund typically will not invest more than 7% of its net assets in the securities of any one company.

(5) Excluding investments made for the purpose of equitizing cash (e.g., exchange-traded funds) or serving as cash substitutes (e.g., money market funds and GMO U.S. Treasury Fund), the Fund will not invest more than 10% of its net assets in pooled investment vehicles.

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(6) The Fund will not invest more than the 20% of its net assets in securities classified as being in frontier market countries. Country classification will be based on generally accepted industry standards including, but not limited to, the issuer’s country of incorporation, primary listing, domicile and/or other factors GMO believes to be relevant.

For purposes of this guideline, frontier market countries are countries that are not included in the MSCI All Country World Index.

(7) Except for limited periods surrounding inflows and outflows, the Fund will not hold more than 10% of its net assets in cash, cash equivalents or cash substitutes (e.g., shares of money market funds or shares of U.S. Treasury Fund).

(8) The Fund will not invest more than 25% of its net assets in any one industry.

(9) The Fund will typically invest in at least fifty (50) different issuers.

SGM Major Markets Fund

Subject to Section 18(f), the Fund generally expects that its typical maximum gross long positions will be not more than one and one half  (1.5) times the net asset value of the Fund, and its typical maximum gross short positions will be not more than one and one half  (1.5) times the net asset value of the Fund.

In addition, GMO generally expects to apply the following ranges in the management of the Fund’s portfolio:

(1) Exposure (as determined by GMO) to a single asset class (e.g., equity securities, fixed income securities, commodities) will be between -100% and +100% of the Fund’s net asset value; and

(2) Exposure (as determined by GMO) to a single asset (e.g., any single futures contract) will be between -50% and +50% of the Fund’s net asset value.

The Fund will generally be managed within these ranges, although the Fund may be outside of these ranges for short periods of time. These ranges do not apply to the Fund’s investments in its wholly-owned subsidiary or cash, cash equivalents, cash substitutes and other short duration high quality exposures (e.g., shares of money market funds, shares of U.S. Treasury Fund or treasury bills of the U.S. or other developed countries).

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DETERMINATION OF NET ASSET VALUE

The net asset value or “NAV” of a Fund or each class of shares of a Fund, as applicable, is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Eastern time. Current net asset values per share for each series of GMO Trust are available at www.gmo.com.

The NAV per share of a class of shares of a Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of outstanding shares of that class. NAV is not determined on any days when the NYSE is closed for business and, in some cases, on days when markets in which a Fund has significant investments are closed (for example, NAVs for the Bond Funds and SGM Major Markets Fund are not determined (and accordingly transactions in shares of the Bond Funds and SGM Major Markets Fund are not processed) on days when either the NYSE or the U.S. bond markets are closed). For these purposes, the U.S. bond markets are deemed to be closed on the dates that the Securities Industry and Financial Markets Association recommends a full close for the trading of U.S. dollar-denominated fixed income securities in the United States.

A Fund also may elect not to determine NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by that Fund. Please refer to “Determination of Net Asset Value” in the Prospectus for additional information. In addition, to the extent a Fund holds portfolio securities listed on exchanges (e.g., non-U.S. exchanges) that are open for trading on days when the Fund’s NAV is not determined (e.g., a U.S. holiday on which the NYSE is closed), the net value of the Fund’s assets may change significantly on days when shares cannot be redeemed.

Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by a Fund, and the prices supplied by those alternative sources do not necessarily align with the prices supplied by primary pricing sources.

DISTRIBUTIONS

The Prospectus describes the distribution policies of each Fund under the heading “Distributions and Taxes.” Each Fund generally maintains a policy to pay its shareholders, as dividends, its net investment income, if any, and its net realized capital gains, if any, after offsetting any available capital loss carryforwards. Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of ordinary income and net realized capital gain. Each Fund, from time to time and at the Fund’s discretion, also may make unscheduled distributions of net investment income, short-term capital gains, and/or long-term capital gains prior to large redemptions by shareholders from the Fund or as otherwise deemed appropriate by the Fund. From time to time or as otherwise provided in the Funds’ Prospectus, distributions by a Fund could constitute, for U.S. federal income tax purposes, a return of capital to shareholders (see discussion in “Taxes”).

TAXES

Except as specifically noted below, the following discussion is a general summary of the principal U.S. federal income tax consequences to shareholders who are U.S. citizens, residents, or corporations. The consequences under other tax laws may differ. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokers, tax-exempt entities, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the U.S. federal income tax laws. This summary is based upon the Code and upon judicial decisions, U.S. Treasury Regulations, IRS Rulings and other administrative materials interpreting the Code, all of which are subject to changes, which may or may not be retroactive. Recently enacted tax legislation and future guidance may affect how and how much a Fund or a Fund’s shareholders are taxed by the United States. Shareholders should consult their tax advisers about the precise tax consequences of an investment in a Fund in light of their particular tax situation, including possible non-U.S., state, local, or other applicable tax laws (including the federal alternative minimum tax).

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans.

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Tax Status and Taxation of Each Fund

Each Fund is treated as a separate taxable entity for U.S. federal income tax purposes. Each Fund has elected to be treated or intends to elect to be treated, as applicable, and intends to qualify and be treated each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than those of the U.S. government or RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined generally as a partnership (i) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof; (ii) that derives at least 90% of its income from passive income sources defined in Section 7704(d) of the Code; and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. Certain MLPs and natural resources-related ETFs (e.g., those investing substantially in commodities futures) may qualify as qualified publicly traded partnerships. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of the diversification test in paragraph (b) above: (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

As described above, each Fund intends generally to distribute at least annually to its shareholders its net investment income (including any net tax-exempt interest income), if any, and its net realized capital gains (including both net short-term and long-term capital gains), if any. Any net taxable investment income or net short-term capital gains (as reduced by any net long-term capital losses) retained by a Fund will be subject to tax at the Fund level at regular corporate rates. Although each Fund intends generally to distribute all of its net capital gain (i.e., the excess of any net long-term capital gains over net short-term capital losses) each year, each Fund reserves the right to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at the Fund level at regular corporate rates on the amount retained. In that case, a Fund is permitted to designate the retained amount as undistributed capital gains in a timely notice to its shareholders, who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund properly makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

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In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending October 31 within that year, plus any such retained amounts from the prior year, such Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of the excise tax amount is deemed by the Fund to be de minimis).

Realized capital losses in excess of realized capital gains (“Net Capital Losses”) are not permitted to be deducted against net investment income. Instead, potentially subject to the limitations described below, a Fund will carry Net Capital Losses forward from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, irrespective of whether a Fund retains or distributes such gains.

If a Fund incurs or has incurred Net Capital Losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years, and will be treated as realized on the first day of the taxable year in which it is used to reduce capital gain, without expiration; any such carryforward losses will generally retain their character as short-term or long-term and will be applied first against gains of the same character before offsetting gains of a different character (e.g., Net Capital Losses resulting from previously realized net long-term losses will first offset any long-term capital gain, with any remaining amounts available to offset any net short-term capital gain). If a Fund has incurred Net Capital Losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), that Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Each Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

In addition, a Fund’s ability to use Net Capital Losses and other losses that would otherwise reduce distributable net investment income may be limited following the occurrence of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund over time by a shareholder owning or treated as owning 5% or more of the shares of the Fund (each, an “ownership change”). The Code may similarly limit a Fund’s ability to use any of its other capital losses, or ordinary losses, that have accrued but have not been recognized (i.e., “built-in” losses) at the time of an ownership change to the extent they are realized within the five-year period following the ownership change. Such a limitation could increase taxable distributions to shareholders.

Net losses realized from foreign currency-related and other instruments, as well as expenses borne by a Fund may give rise to losses that are treated as ordinary losses. A Fund cannot carry forward such losses to subsequent taxable years to offset net investment income or short-term capital gains. This may result in the Fund realizing economic losses for which it does not receive a corresponding benefit from a U.S. federal income tax perspective.

It is possible that a Fund will make investments through one or more foreign subsidiaries. Any such subsidiary will be a CFC for U.S. federal income tax purposes. See “Tax Implications of Certain Investments” for more information.

Special Considerations for Tax-Advantaged Retirement and Educational Savings Plan Investors

Shares of some Funds are held by tax qualified retirement plans. Qualified plans generally are not subject to U.S. federal income tax on distributions from the Funds or on redemptions of the Funds’ shares. Special tax rules apply to investments through such plans. Plan participants whose qualified plan invests in a Fund generally are not subject to U.S. federal income tax on Fund distributions received by the plan or on redemptions of Fund shares by the plan. However, distributions to plan participants from a qualified plan generally are taxable to plan participants as ordinary income, with certain exceptions (e.g., distributions to participants from a Roth 401(k) plan generally are not taxable to those participants).

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Shares of the Funds are also available for purchase through certain other types of tax-advantaged plans and accounts. Whether investing through a qualified plan as described above or through another type of tax-advantaged plan or account, prospective investors should consult with their own tax advisers and their plan administrator or other designated financial intermediary, to determine the suitability of a Fund as an investment through their plan or account and the specific U.S. federal income, as well as any state, local, non-U.S., or other tax consequences to them of investing in a Fund through their plan or account.

Transactions in Fund Shares

The sale, exchange, or redemption of Fund shares generally will give rise to a taxable gain or loss, generally equal to the difference between the amount realized by a shareholder on the disposition of the shares (that is, gross proceeds) and the shareholder’s adjusted basis in those shares. To the extent a shareholder’s account is subject to U.S. federal tax reporting (including an account for which a shareholder has informed the Funds that it would like to receive “informational only” U.S. federal tax reporting), the Funds generally will provide cost-basis information (on an IRS Form 1099-B) to the IRS and to the shareholder with respect to Fund shares acquired on or after January 1, 2012, or, in the case of SGM Major Markets Fund, on or after December 1, 2015, and held in such accounts (“basis-reporting shares”), when such shares are subsequently redeemed or exchanged. The Funds are required to use the particular cost basis reporting method (e.g., average cost basis, first in-first out, specific share identification) selected by the shareholder in reporting such adjusted basis information, and if a shareholder fails to select a particular method, use the Funds’ default method. This reporting is generally not required for Fund shares held in a retirement or other tax-advantaged account, unless a shareholder has opted for “informational only” reporting as described above. Shareholders should contact the Funds for more information about how to select a particular cost basis accounting method in respect of any basis-reporting shares, as well as for information about the Funds’ particular default method.

Shareholders also should consult their tax advisers concerning the application of these rules to their investment in a Fund, and for advice about selecting a cost basis accounting method suitable for them in light of their particular circumstances. Shares of a Fund acquired prior to January 1, 2012, or, in the case of SGM Major Markets Fund, prior to December 1, 2015, generally are not subject to these rules, and shareholders are responsible for keeping track of their own cost basis in these shares.

If a shareholder has purchased shares of a Fund through an intermediary, in general, the intermediary and not the Fund will be responsible for providing the cost basis and related reporting described above to the shareholder, including pursuant to the intermediary’s available cost basis accounting methods. Thus, shareholders purchasing shares through an intermediary should contact the intermediary for more information about how to select a particular cost basis accounting method in respect of any basis-reporting shares, as well as for information about the intermediary’s particular default method.

In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held, or are treated as having been held, for more than one year and as short-term capital gain if the shares have been held, or are treated as having been held, for not more than one year. However, if a Fund were to be deemed a “nonpublicly offered RIC” as described under “Limitation on Deductibility of Fund Expenses” below, depending on a shareholder’s percentage ownership in that Fund, a shareholder’s partial redemption of Fund shares could cause the shareholder to be treated as receiving a so-called “section 301 distribution,” treated, to the extent of such distribution’s allocable share of the Fund’s current and accumulated earnings and profits, as a dividend, taxable under the rules applicable to dividends and distributions described below, rather than capital gain income realized in exchange for Fund shares. In such a case, a shareholder would generally not be able to recognize any losses on the redeemed Fund shares for U.S. federal income tax purposes. If a redeeming shareholder were treated as receiving a dividend, there would be a risk that other shareholders of the Fund, whose percentage interests in the Fund increase as a result of such redemption, would be treated as having received a taxable distribution from the Fund. Separately, a corporate shareholder owning at least eighty percent of a Fund’s net assets may be unable to recognize losses for U.S. federal income tax purposes, if any, related to the liquidation of a Fund. Shareholders should consult their tax advisers regarding the proper tax treatment of their redemptions from a Fund.

Any loss realized upon a taxable disposition of Fund shares held, or treated as having been held, by a shareholder for six months or less generally will be treated as long-term capital loss to the extent of any Capital Gain Dividends, as defined below, received or deemed received by a shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rules if other shares of the same Fund are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

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In addition, for redemptions initiated by the shareholder, in lieu of redeeming its shares in cash, a Fund may pay the redemption proceeds in whole or in part with securities. In cases where appreciated securities are used to pay redeeming shareholders, the Fund is generally not required to distribute any capital appreciation in those securities to its remaining shareholders. In cases where depreciated securities are used to pay redeeming shareholders, the Fund may permanently lose the U.S. federal income tax benefit of recognizing losses from the cash sale of such securities. This may have the result of remaining shareholders receiving greater future distributions of net capital gains than would otherwise be the case. The effect on redeeming shareholders is generally the same for U.S. federal income tax purposes as that of making cash redemptions. Shareholders redeeming their shares from a taxable account in exchange for a portion of a Fund’s portfolio securities will recognize any capital gains realized on the Fund shares redeemed and may incur additional gains or losses during the period between the date of redemption and the date they sell the securities received. They also may incur brokerage, taxes and/or other charges on the receipt or sale of those securities.

Taxation of Fund Distributions

Fund distributions are taxable to shareholders under the rules described below whether received in cash or reinvested in additional Fund shares.

Dividends and distributions on each Fund’s shares are generally subject to U.S. federal income tax as described below to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects unrealized gains, or realized but undistributed income or gains that were therefore included in the price the shareholder paid for its shares. Such distributions may reduce the net asset value of the Fund’s shares below the shareholder’s cost basis in those shares. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

For U.S. federal income tax purposes, distributions of investment income made by a Fund are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gains (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to capital loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) generally are taxable to shareholders as long-term capital gains. Distributions attributable to net short-term capital gain (as reduced by any net long-term capital loss for the taxable year, in each case determined with reference to capital loss carryforwards) generally are taxable to shareholders as ordinary income.

Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held, or treated as having been held, for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest; or (iv) if the dividend is received from a foreign corporation that is (A) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (B) treated as a “passive foreign investment company” (as defined below).

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the above described holding period and other requirements are met at both the shareholder and Fund level, qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain. If the aggregate qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

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For information regarding qualified dividend income received by a Fund from certain Underlying Funds, see “Special Tax Considerations Pertaining to a Fund’s Investment in Underlying Funds.”

If a Fund receives dividends from an Underlying Fund, including an ETF, that is treated as a RIC for U.S. federal income tax purposes (“Underlying RIC”), and the Underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as qualified dividend income, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC. For corporate shareholders (other than S corporations), the dividends-received deduction rules will generally apply (subject to holding period and other requirements imposed by the Code) to a Fund’s dividends paid from investment income to the extent derived from dividends received from U.S. corporations for the taxable year. A dividend received by a Fund from a U.S. corporation will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held, or is treated as having held, for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For information regarding eligibility for the dividends-received deduction of dividends received by a Fund from certain Underlying Funds, see “Special Tax Considerations Pertaining to a Fund’s Investment in Underlying Funds.”

Each Fund investing directly or indirectly in a wholly-owned foreign subsidiary treated as a CFC does not expect that income from its investments, including through investments in other Funds, in wholly-owned foreign subsidiaries will be eligible to be treated as qualified dividend income. In addition, each such Fund does not expect that distributions from such subsidiary will be eligible for the corporate dividends-received deduction.

A portion of the original issue discount (“OID”) accrued on certain high yield discount obligations may not be deductible to the issuer as interest and will instead be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID. See “Tax Implications of Certain Investments” for more discussion of OID.

To the extent that a Fund makes a distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement treated for U.S. federal income tax purposes as a loan, such distribution will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of ordinary dividends and capital gain dividends as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

In any taxable year a Fund may make a distribution to its shareholders in excess of its current and accumulated “earnings and profits” (a “Return of Capital Distribution”), in which case the excess distribution will be treated as a return of capital to the extent of each shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable to the extent such an amount does not exceed a shareholder’s tax basis. Return of Capital Distributions reduce a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.

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A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.

A Fund may make distributions in excess of net investment income and net realized capital gain for the taxable year that are nonetheless supported by earnings and profits. In such cases, the distributions will be taxable as ordinary dividends, even though the distributed excess amounts would not have been subject to tax if retained by the Fund.

Early each calendar year, the Trust will provide U.S. federal tax information, including information about the character and amount of dividends and distributions paid during the preceding year, to taxable investors and others requesting such information (generally on an IRS Form 1099). In certain cases, a Fund may be required to amend tax information reported to shareholders in respect of a particular year. In this event, shareholders may be required to file amended U.S. federal income or other tax returns in respect of such amended information and pay additional taxes (including potentially interest and penalties), and may incur other related costs. Shareholders should consult their tax advisers in this regard.

Limitation on Deductibility of Fund Expenses — Shareholders Taxed as Individuals

Each Fund will be considered to be a “nonpublicly offered RIC” if its shares are not continuously offered pursuant to a public offering within the meaning of the 1933 Act. Very generally, pursuant to Treasury regulations, expenses of “nonpublicly offered RICs,” except those expenses specific to their status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special pass-through rules. A RIC is “nonpublicly offered” if it has fewer than 500 shareholders at any time during a taxable year, and its shares are not continuously offered pursuant to a public offering. In the event that a Fund were deemed to be a nonpublicly offered RIC, the affected expenses (which include Management Fees) would be treated as additional dividends to certain Fund shareholders (generally including individuals and entities that compute their taxable income in the same manner as individuals) and would not be deductible by those shareholders.

Tax Implications of Certain Investments

A Fund’s transactions in derivative instruments (e.g., swap agreements, options, futures or forward contracts), as well as any of its other hedging, short sales, or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash-sale, and short-sale rules). These rules, the application of which in any given instance may not be clear, may affect whether gains and losses recognized by a Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses, and cause adjustments in the holding periods of a Fund’s investments. The rules could therefore affect the amount, timing, and/or character of distributions to shareholders.

A Fund may make extensive use of various types of derivative financial instruments to the extent consistent with its investment policies and restrictions. The tax rules applicable to swaps and other derivative financial instruments are in some cases uncertain under current law, including under Subchapter M of the Code. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect a Fund’s ability to meet one or more of the relevant requirements to maintain its qualification as a RIC, as well as to avoid a fund-level tax. See “Loss of RIC Status.”

To the extent a Fund participates in short sales, including in connection with its merger arbitrage activities, by contracting for the sale of stock it does not own and later purchasing stock necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions will likely increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

The tax treatment of certain futures contracts, including certain short positions, entered into by a Fund as well as listed non-equity options written or purchased by a Fund on certain U.S. and non-U.S. exchanges (including options on futures contracts, equity indices, and debt securities) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

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Certain investments made and investment practices engaged in by a Fund can produce a difference between its book income and its taxable income and net tax-exempt income (if any). These can include, but are not limited to, certain hedging activities, as well as investments in foreign currencies, foreign currency-denominated debt instruments, Section 1256 contracts, passive foreign investment companies (as defined below), and debt obligations with discount or purchased at a premium. In addition, certain foreign currency transactions associated with the redemption of Fund shares (in the case of a Fund that permits redemptions of Fund shares in foreign currencies) may produce a difference between a Fund’s book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt interest income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt interest income (if any)); (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares; and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

Any transactions by a Fund in foreign currencies, foreign currency-denominated debt obligations, or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and, as described above, can give rise to differences between the Fund’s book and taxable income. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. A Fund may elect to treat gains and losses from certain non-U.S. currency contracts as capital gains or losses.

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums generally are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). The remainder of this paragraph describes the general tax consequences to a Fund of writing a put or call option that is not subject to one or more of the special rules described in the immediately following paragraphs. If securities or other assets are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. If a call option written by a Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related purchase, sale, or delivery of the underlying securities or other assets generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities and other option strategies of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring the deferral of losses and the termination of holding periods on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Call options on stocks that are not “deep in the money” may qualify as “qualified covered calls,” which generally are not subject to the straddle rules, however the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the corporate dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

As a result of the special tax rules described above generally applicable to a Fund’s options transactions, such transactions could cause a substantial portion of a Fund’s income to consist of net short-term capital gain, which, when distributed, is treated as taxable to shareholders subject to U.S. income tax as ordinary income. In particular, due to Risk Premium Fund’s primary investment strategy of selling put options on various stock indices, a substantial portion of that Fund’s income could consist of short-term capital gains.

Any investment by a Fund in U.S. REIT equity securities may result in the Fund’s receipt of cash in excess of the U.S. REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in U.S. REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell investments (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a U.S. REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income. In addition, while certain direct investors of REITs may be entitled to a U.S. federal income tax deduction equal to 20% of qualified REIT dividends, as defined in the Code, no such deduction is available to a RIC or its shareholders.

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Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a U.S. REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides and the regulations are expected to provide that excess inclusion income of RICs, such as the Funds, will be allocated to shareholders of RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in any such interests may not be a suitable investment for certain tax-exempt investors, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a Non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Under current law, income of a Fund that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed and taxed as UBTI when distributed to tax-exempt shareholders (that is, the Fund “blocks” this income with respect to such shareholders). Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt shareholder also may recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a 21% tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Also very generally, the amount of the OID is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Also very generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

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Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, acquisition discount (very generally, the excess of the stated redemption price over the purchase price). Also very generally, a Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The OID or acquisition discount accrues ratably in equal daily installments or, if the Fund so elects, at a constant (compound) interest rate. If the Fund elects the constant interest rate method, the character and timing of recognition of income by the Fund will differ from what they would have been under the default pro rata method.

Increases in the principal amount of an inflation-indexed bond will be treated as OID includible in income (as ordinary income) over the term of the bond, even though payment of that amount is not received until a later time. Decreases in the principal amount of an inflation-indexed bond generally will reduce the amount of interest from the debt instrument that would otherwise be includible in income by a Fund. In addition, if the negative inflation adjustment exceeds the income includible by a Fund with respect to the debt instrument (including any OID) for the taxable year, such excess will be an ordinary loss to the extent a Fund’s total interest inclusions on the debt instrument in prior taxable years exceed the total amount treated by the Fund as an ordinary loss on the debt instrument in prior taxable years. Any remaining excess may be carried forward to reduce taxable income and/or gain from the instrument in subsequent years.

A Fund may also purchase contingent payment debt instruments. For U.S. federal income tax purposes, holders of contingent payment debt instruments generally have to include taxable income (as interest) on a constant yield basis without regard to whether cash is received with respect thereto. Gain on the disposition of contingent payment debt instruments generally will be treated for U.S. federal income tax purposes as ordinary interest income rather than as capital gain.

If a Fund holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio investments including at a time when it may not be advantageous to do so. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend or ordinary dividend, respectively, than they would in the absence of such transactions.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity, that is, at a premium, the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is generally permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID, or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

A Fund’s pursuit of an investment strategy that involves investments in certain commodity-linked instruments will potentially be limited by the Fund’s intention to qualify as a RIC, and could adversely affect the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments generally would not constitute qualifying income to a RIC for purposes of the 90% gross income test described above if a RIC were to invest directly in such instruments. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gains from a particular instrument as qualifying income and the income or gains were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it were eligible to and did pay a tax at the Fund level. See “Loss of RIC Status.”

In general, in order to qualify as a RIC, a Fund must, among other things, derive at least 90% of its gross income from certain specified sources (“qualifying income”). As discussed above, some Funds may gain indirect exposure to commodity-linked instruments through investments in wholly-owned foreign subsidiaries. Each of Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund, and Special Opportunities Fund achieves indirect exposure to commodities through foreign subsidiaries, which, in turn, invest in various commodity-related derivatives. Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund, and Special Opportunities Fund should generally be entitled to treat all of the income that they recognize from their respective investments in wholly-owned foreign subsidiaries as qualifying income. There is a risk that the IRS could determine that some or all of the income that one or more of these funds derive from investments in one or more of these foreign subsidiaries is not qualifying income, which might adversely affect the ability of Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund, or Special Opportunities Fund, as the case may be, to qualify as a RIC. See “Loss of RIC Status.”

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In addition, a Fund may invest in Underlying RICs that invest in commodity-linked instruments or other instruments the treatment of which as securities is unclear. An Underlying RIC’s pursuit of an investment strategy that involves investments in certain such instruments will potentially be limited by the Underlying RIC’s intention to qualify as a RIC and could adversely affect the Underlying RIC’s ability to so qualify. The tax treatment of certain such instruments in which an Underlying RIC might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If an Underlying RIC were to treat income or gains from a particular instrument as qualifying income and the income or gains were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Underlying RIC’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Underlying RIC would fail to qualify as a RIC unless it were eligible to and did pay a tax at the Underlying RIC level. If an Underlying RIC were to fail to qualify as a RIC for a particular year, the value of a Fund’s investment in such Underlying RIC and, depending on the size of the Fund’s investment in such Underlying RIC, the Fund’s ability to qualify as a RIC, could be adversely affected. See “Loss of RIC Status.”

To the extent a Fund invests in commodities-related entities that are partnerships (other than qualified publicly traded partnerships (as defined above)), income or other trusts, or other pass-through structures for U.S. federal income tax purposes, including, for instance, certain royalty trusts and certain ETFs (e.g., ETFs investing in gold bullion), all or a portion of any income and gains from such entities could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement described above. Similarly, certain other income trusts in which a Fund may invest could be partnerships or other pass-through structures for U.S. federal income tax purposes, such that, depending on the specific assets held by the income trust, all or a portion of any income or gains from such investment could constitute non-qualifying income to the Fund. In any such cases, a Fund’s pursuit of an investment strategy that involves investments in such entities will potentially be limited by the Fund’s intention to qualify as a RIC and could adversely affect the Fund’s ability to so qualify. See “Loss of RIC Status.”

Certain of the commodities-related ETFs in which a Fund may invest may qualify as qualified publicly traded partnerships sometimes referred to as “QPTPs.” In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described above for RIC qualification. If, however, such a vehicle were to fail to qualify as a QPTP in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to a Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a RIC for a particular year. In addition, the diversification requirement described above for RIC qualification will limit a Fund’s investments, including through corporations in which the Fund owns a 20% or more voting stock interest, in one or more vehicles that are QPTPs to 25% of the Fund’s total assets as of the close of each quarter of the Fund’s taxable year.

MLPs, if any, in which a Fund invests also may qualify as QPTPs, subject to the special RIC-related rules described in the immediately preceding paragraph, or, instead, may be treated as “regular” partnerships. To the extent an MLP is a regular (non-QPTP) partnership, the MLP’s income and gains allocated to a Fund will constitute qualifying income to the Fund for purposes of the 90% gross income requirement only to the extent such items of income and gain would be qualifying income if earned directly by the Fund. Thus, all or a portion of any income and gains from a Fund’s investment in an MLP that is a regular (non-QPTP) partnership could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement described above. In such cases, a Fund’s pursuit of an investment strategy that includes investments in such entities will potentially be limited by its intention to qualify as a RIC, and could adversely affect the Fund’s ability to so qualify.

To the extent an MLP is a partnership (whether or not a QPTP), some amounts received by a Fund with respect to an investment in MLPs will likely be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Further, because of these accelerated deductions, the Fund will likely realize taxable income in excess of economic gain with respect to interests in such an MLP on the disposition of such interests (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. In addition, while certain direct investors of MLPs are entitled to a deduction equal to 20% of qualified publicly traded partnership income, as defined in the Code, no such deduction is available to a RIC or its shareholders. The Fund may have to borrow or liquidate investments to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell investments or borrow money at such time. In addition, any gain recognized, either upon the sale of the a Fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a Fund invests in MLPs, Fund shareholders might receive greater amounts of distributions from the Fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

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Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as “passive foreign investment companies,” “controlled foreign corporations” or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a Fund can invest in MLPs. The U.S. federal income tax consequences of a Fund’s investments in “passive foreign investment companies” and “controlled foreign corporations” are discussed in greater detail below.

A Fund’s investments in certain passive foreign investment companies (“PFICs”), as defined below, could subject the Fund to U.S. federal income tax (including interest charges) on distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”) (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may elect to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. In general, a Fund that indirectly invests in PFICs by virtue of the Fund’s investment in Underlying RICs or other investment companies may not make such elections; rather, the Underlying RICs or other investment companies directly investing in PFICs would decide whether to make such elections. In addition, whether a foreign corporation is a PFIC is not always entirely clear. Therefore there is a risk, for example, that a Fund may not realize that a foreign corporation in which it invests is a PFIC for U.S. federal tax purposes and thus fail to timely make a QEF or mark-to-market election in respect of that corporation, in which event the Fund could be subject to the U.S. federal income taxes and interest charges described above.

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include certain types of passive income excepted by the Code and other guidance.

Dividends paid by PFICs will not be eligible to be treated as qualified dividend income or for the dividends-received deduction.

Each of Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund, and Special Opportunities Fund invests a portion of its assets in one or more foreign subsidiaries that are (or will be) classified as corporations for U.S. federal income tax purposes. It is expected that each subsidiary will neither be subject to taxation on its net income in the same manner as a corporation formed in the United States nor subject to branch profits tax on the income and gain derived from its activities in the United States. A foreign corporation will generally not be subject to such taxation unless it is deemed to be engaged in a U.S. trade or business.

Each subsidiary conducts (or intends to conduct) its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code (the “Safe Harbor”), pursuant to which each subsidiary, provided it is not a dealer in securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (i) engage in the United States in trading securities (including contracts or options to buy or sell securities) for its own account; and (ii) engage in the United States in trading, for its own account, commodities that are of a kind customarily dealt in on an organized commodity exchange, if the transaction is of a kind customarily consummated at such place. If certain of a subsidiary’s activities were determined to be not of the type described in the Safe Harbor, then the activities of such subsidiary may constitute a U.S. trade or business.

In addition, as described below, a foreign corporation is subject to U.S. federal income tax as if it earned income that is effectively connected with a U.S. trade or business (“ECI”) to the extent it realizes any gains from U.S. real property interests (“USRPIs”). It is not expected that a subsidiary will invest in any USRPI.

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In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the United States and the jurisdiction in which any subsidiary is (or would be) resident that would reduce this rate of withholding tax. Income subject to such a flat tax is of a fixed or determinable annual or periodic nature and includes dividends and interest income. Certain types of income are specifically exempted from the 30% tax and thus withholding is not required on payments of such income to a foreign corporation. The 30% tax generally does not apply to capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30% tax also does not apply to interest which qualifies as “portfolio interest.” Very generally, the term portfolio interest includes U.S.-source interest (including OID) on an obligation in registered form, and with respect to which the person, who would otherwise be required to deduct and withhold the 30% tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Code.

As discussed in more detail below, FATCA (as defined below) generally imposes a reporting and 30% withholding tax regime (which is different from the withholding regime described above) with respect to certain U.S.-source income (“withholdable payments”) paid to “foreign financial institutions” and certain other non-U.S. entities when those entities fail to satisfy the applicable account documentation, information reporting, withholding, registration, certification and/or other requirements applicable to their status under FATCA. A subsidiary will be subject to the 30% withholding tax in respect of any withholdable payment it receives if it fails to satisfy these requirements, as may be applicable to the subsidiary. Each subsidiary expects to satisfy these requirements, as may be applicable to it, so as to avoid this additional 30% withholding. See “Other Reporting and Withholding Requirements”.

A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power or value of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. From time to time, a Fund may be a U.S. Shareholder in one or more CFCs. As a U.S. Shareholder, a Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “subpart F income” for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures, forward, and similar transactions) in commodities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to an investing Fund and thus will not be available to offset income or capital gain generated from that Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent a Fund invests in any foreign subsidiary treated as a CFC or other CFCs, if any, and recognizes subpart F income in excess of actual cash distributions from such CFCs, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. Subpart F income also includes the excess of gains over losses from transactions (including futures, forward and other similar transactions) in commodities. A Fund’s recognition of any subpart F income from an investment in any foreign subsidiary treated as a CFC will increase the Fund’s tax basis in such subsidiary. Distributions by any foreign subsidiary treated as a CFC to a Fund, including in redemption of such subsidiary’s shares, will be tax free, to the extent of any such subsidiary’s previously undistributed subpart F income, and will correspondingly reduce the Fund’s tax basis in any such subsidiary, and any distributions in excess of the Fund’s tax basis in any such subsidiary will be treated as realized gain. Any losses with respect to the Fund’s shares of its subsidiary will not be currently recognized. Subpart F income is generally treated as ordinary income, regardless of the character of any foreign subsidiary treated as a CFC’s underlying income.

Each of Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund, and Special Opportunities Fund intends to gain exposure to commodities, precious metals or other assets, in whole or in part, through investments in foreign subsidiaries. Proposed regulations released in late 2016 have the effect of requiring a subsidiary to distribute cash (sourced from the earnings and profits of the subsidiary, as calculated using U.S. federal tax principals) on an annual basis for the purpose of treating such amounts as qualifying income in the context of the 90% RIC qualification gross income requirement.

A Fund’s investment in any foreign subsidiary treated as a CFC will potentially have the effect of accelerating the Fund’s recognition of income, causing its income to be treated as ordinary income (regardless of the character of such subsidiary’s income) and/or potentially disallowing the U.S. federal income tax recognition of losses upon the liquidation of a subsidiary. If a net loss is realized by any foreign subsidiary treated as a CFC, such loss is generally not available to offset the income earned by a Fund. In addition, the net losses incurred during a taxable year by any foreign subsidiary treated as a CFC cannot be carried forward by such subsidiary to offset gains realized by it in subsequent taxable years. The Funds will not receive any credit in respect of any non-U.S. tax borne by any foreign subsidiary treated as a CFC.

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Although the interest on municipal obligations is generally exempt from U.S. federal income tax, distributions from a Fund derived from interest on municipal obligations are taxable to shareholders of a Fund when received unless at least 50% of the value of its total assets consists of municipal obligations at the close of each quarter of its taxable year or a Fund is a “qualified fund of funds” (see “Special Tax Considerations Pertaining to a Fund’s Investment in Underlying Funds”). In addition, gains realized by a Fund on the sale or exchange of municipal obligations are taxable to shareholders of the Fund.

To the extent a Fund incurs interest-related expenses (e.g., related to its use of reverse repurchase agreements), its ability to deduct such expenses may be limited, to the extent they exceed 30% of the Fund’s “adjusted taxable income” as defined in the Code. Any amounts of such expenses that are limited in a taxable year may be carried forward. If a Fund’s interest-related expense deductions are limited in a taxable year, the Fund may be required to distribute greater amounts of net investment income than would otherwise be the case.

Special Tax Considerations Pertaining to a Fund’s Investment in Underlying Funds

Tax Considerations Related to the Asset Allocation Funds’ and Other Funds’ Investments in Underlying RICs.

If an Asset Allocation Fund or any other Fund invests substantially or entirely in shares of one or more Underlying RICs (the Asset Allocation Funds and such other Funds are referred to in this section as “Funds of Funds”), their distributable income and gains will normally consist substantially or entirely, as the case may be, of distributions from Underlying RICs and gains and losses on the disposition of shares of Underlying RICs. To the extent that an Underlying RIC realizes net capital losses on its investments for a given taxable year, a Fund of Funds investing in that Underlying RIC will not be able to benefit from those losses until and only to the extent that (i) the Underlying RIC realizes capital gains that can be reduced by those losses, or (ii) the Fund of Funds recognizes a portion or all of its share of those losses when it disposes of shares of the Underlying RIC. Moreover, even when a Fund of Funds does make such a disposition of Underlying RIC shares at a net capital loss, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. A Fund of Funds also will not be able to offset any capital losses realized from its dispositions of Underlying RIC shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying RIC).

In addition, in certain circumstances, the “wash-sale” rules under Section 1091 of the Code may apply to a Fund of Funds’ sales of Underlying RIC shares that have generated losses. A wash sale occurs if shares of an Underlying RIC are sold by the Fund of Funds at a loss and the Fund of Funds acquires additional shares of that same Underlying RIC 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund of Funds’ hands on sales of Underlying RIC shares (to the extent such sales are wash sales) for extended periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund of Funds will be required to distribute to shareholders may be greater than such amounts would have been had the Fund of Funds invested directly in the investments held by the Underlying RICs, rather than investing in shares of the Underlying RICs. For similar reasons, the amount or timing of distributions from a Fund of Funds qualifying for treatment as a particular character (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund of Funds invested directly in the investments held by the Underlying RICs.

Depending on a Fund of Funds’ percentage ownership in an Underlying RIC both before and after a redemption of Underlying RIC shares, the Fund’s redemption of shares of such Underlying RIC may cause it to be treated as receiving a dividend taxable as ordinary income on the full amount of the redemption instead of being treated as realizing capital gain (or loss) on the redemption of the shares of the Underlying RIC. This could be the case where the Fund of Funds holds a significant interest in an Underlying RIC that is not a “publicly offered” RIC within the meaning of the Code and redeems only a small portion of such interest. Dividend treatment of a redemption by a Fund of Funds would affect the amount and character of income required to be distributed by both the Fund of Funds and the Underlying RIC for the year in which the redemption occurred. It is possible that any such dividend would qualify as qualified dividend income taxable at long-term capital gain rates; otherwise, it would be taxable as ordinary income and could cause shareholders of the Fund of Funds to recognize higher amounts of ordinary income than if the shareholders held shares of the Underlying RICs directly.

If a Fund of Funds were to own 20% of more of the voting interests of an Underlying RIC, subject to a safe harbor in respect of certain fund of fund arrangements, which is anticipated to be available to many Fund of Funds, the Fund of Funds would be required to “look through” the Underlying RIC to its holdings and combine the appropriate percentage of the Underlying RIC’s assets with the Fund of Funds’ assets for purposes of satisfying the 25% diversification test described above.

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If a Fund of Funds receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as qualified dividend income, then the Fund of Funds is permitted, in turn, to report a portion of its distributions as qualified dividend income, provided that the Fund of Funds meets the holding period and other requirements with respect to shares of the Underlying RIC.

If a Fund of Funds receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund of Funds is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided that the Fund of Funds meets the holding period and other requirements with respect to shares of the Underlying RIC.

If, at the close of each quarter of a Fund’s, including a Fund of Funds’, taxable year, at least 50% of its total assets consists of interests in Underlying RICs, that Fund of Funds will be a “qualified fund of funds.” In that case, the Fund of Funds is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund of Funds in respect of non-U.S. investments held directly by the Fund of Funds or by an Underlying RIC in which its invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund of Funds will be eligible to claim a tax credit or deduction for such taxes. Each eligible Asset Allocation Fund expects to make this election for any taxable year in which it directly or indirectly (through one or more Underlying RICs making this election) pays qualifying non-U.S. taxes. However, even if a Fund of Funds qualifies to make such election for any year, it may determine not to do so in its sole discretion. See “Non-U.S. Taxes” for more information. Similarly, if a Fund of Fund is considered a “qualified fund of funds”, the Fund of Fund is permitted to pass through to its shareholders tax-exempt dividends it receives from an Underlying RIC (to the extent the Underlying RIC is eligible to pass through such amounts).

Tax Considerations Related to a Fund’s Investments in Partnerships.

Special tax considerations apply if a Fund invests in entities treated as partnerships for U.S. federal income tax purposes. For U.S. federal income tax purposes, a Fund investing in such a partnership generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of the partnership so as to reflect the Fund’s interest in the partnership. A partnership in which a Fund invests may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax provisions under Sections 704, 706, 708, 734, 743, 754, and 755 of the Code and the regulations thereunder. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in the Fund, as a partner, receiving more or fewer items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Fund will be required to include in its income its share of a partnership’s tax items, including gross income, gain, deduction, or loss, for any partnership taxable year ending within or with the Fund’s taxable year, regardless of whether or not the partnership distributes any cash to the Fund in such year.

In general, a Fund will not recognize its share of these tax items until the close of the partnership’s taxable year or when the Fund’s interest in the partnership has terminated. However, absent the availability of an exception, a Fund will recognize its share of these tax items as they are recognized by the partnership for purposes of determining the Fund’s liability for the 4% excise tax (described above). If a Fund and a partnership have different taxable years, the Fund may be obligated to make distributions in excess of the net income and gains recognized from that partnership and yet be unable to avoid the 4% excise tax because it is without sufficient earnings and profits at the end of its taxable year. In some cases, however, a Fund can take advantage of certain safe harbors which would allow it to include its share of a partnership’s income, gain, loss, and certain other tax items at the close of the partnership’s taxable year for both excise tax purposes and general Subchapter M purposes, thus avoiding the potential complexities arising from different taxable years.

In general, cash distributions to a Fund by a partnership in which it invests (including in partial or complete redemption of its interest in the partnership) will represent a nontaxable return of capital to the Fund up to the amount of the Fund’s adjusted tax basis in its interest in the partnership, with any amounts exceeding such basis treated as capital gain. Any loss may be recognized by a Fund only if it redeems its entire interest in the partnership for money.

If a Fund receives allocations of income from a partnership in which it invests that are eligible for qualified dividend treatment or the dividends-received deduction, then the Fund, in turn, may report a portion of its distributions as qualified dividend income or as eligible for the dividend-received deduction, as applicable, provided certain conditions are met.

More generally, as a result of the foregoing and certain other special rules, a Fund’s investment in investment companies that are partnerships for U.S. federal income tax purposes can cause a Fund’s distributions to shareholders to vary in terms of their timing, character, and/or amount from what that Fund’s distributions would have been had the Fund invested directly in the investments held by those underlying partnerships.

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If a partnership in which a Fund invests were not treated as a partnership for U.S. federal income tax purposes and were instead taxed as a corporation, a Fund’s return on its investment in such partnership could be adversely affected.

Loss of RIC Status

If a Fund were to fail to meet the income, diversification or distribution test described in “Tax Status and Taxation of Each Fund” above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest charges, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to not qualify for taxation as a RIC for such year, the Fund’s income would be taxed at the Fund level at the corporate tax rate, and depending on when the Fund discovered its qualification failure for a particular taxable year, the Fund may be subject to penalties and interest on any late payments of its Fund-level taxes for such year. In addition, in the event of any such loss of RIC status, all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income (if any), generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to re-qualify for taxation as a RIC that is accorded special tax treatment, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions. If an Underlying RIC were to fail to qualify as a RIC in a particular taxable year, a Fund’s return on its investment in such Underlying RIC and, depending on the size of the Fund’s investment in such Underlying RIC, the Fund’s ability to qualify as a RIC, could be adversely affected.

Certain of a Fund’s investments could affect the amount, timing and character of the Fund’s income, gains and distributions, and could cause the Fund to recognize taxable income in excess of the cash generated by such investment, which may require the Fund to liquidate investments, including when it is not advantageous to do so, in order to make required distributions. Further, the application of the requirements for treatment as a RIC under the Code can be unclear with respect to certain of these investments. As a result, certain of the Fund’s investments could cause the Fund to fail to qualify as a RIC.

Backup Withholding

Each Fund (or in the case of shares held through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or the intermediary) with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding(generally at a rate of 24%). Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Distributions to Non-U.S. Investors

Distributions by a Fund to a shareholder that is not a “U.S. Person” within the meaning of the Code (a “Non-U.S. Shareholder”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses, and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Non-U.S. Shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual Non-U.S. Shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and, as described below, (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Non-U.S. Shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests. The exception to withholding for interest-related dividends does not apply to distributions to a Non-U.S. Shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Shareholder and the Non-U.S. Shareholder is a controlled foreign corporation. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Such Non-U.S. Shareholders should contact their intermediaries regarding the application of these rules to their accounts.

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Additionally, if a Fund invests in an Underlying Fund or another investment company registered under the 1940 Act, including an Underlying RIC, that properly reports and pays such short-term capital gain or interest-related dividends to its shareholders, such distributions generally remain not subject to withholding if properly reported as such in respect of distributions paid by the Fund to its shareholders. Similarly, if a Fund has invested in an Underlying Fund that is treated as a partnership for U.S. federal income tax purposes, then to the extent that the Underlying Fund has allocated to the Fund income that would have given rise to interest-related or short-term capital gain dividends if it had been earned directly by the Fund, the Fund generally is permitted to report any dividends attributable to such income as interest-related or short-term capital gain dividends, as applicable.

In certain circumstances, a Non-U.S. Shareholder may be required to file appropriate U.S. federal tax forms in order to receive the benefit of these exemptions.

Distributions by a Fund to Non-U.S. Shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the Non-U.S. Shareholder of a trade or business within the United States; (ii) in the case of a Non-U.S. Shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or, as described below, (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Non-U.S. Shareholder’s sale of shares of a Fund.

Also, Non-U.S. Shareholders with respect to whom income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents, or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a Non-U.S. Shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. Again, Non-U.S. Shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisers.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. A Fund that holds (directly or indirectly) significant interests in real estate investment trusts (as defined in Section 856 of the Code) qualifying for the special tax treatment under Subchapter M of the Code (“U.S. REITs”) may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% Non-U.S. Shareholder, in which case such Non-U.S. Shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look-through” rule, any dividend distributions by the Fund and certain distributions made by the Fund in redemption of its shares that are attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s Non-U.S. Shareholders. If a Non-U.S. Shareholder holds (or has held in the prior year) more than a 5% interest in any class of such a Fund, such distributions generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund generally will be required to withhold 21% of the amount of such distribution. In the case of all other Non-U.S. Shareholders (i.e., those whose interest in the Fund did not exceed 5% in any class of the Fund at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any reporting by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund generally must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such Non-U.S. Shareholder.

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In addition, if a Fund were a USRPHC or former USRPHC, it would potentially be required to withhold 15% of the amount realized in a redemption by a greater-than-5% Non-U.S. Shareholder, and that shareholder typically must file a U.S. income tax return for the year of the disposition of Fund shares and pay any additional tax due on the sale. A similar withholding obligation may apply to Return of Capital Distributions by a Fund that is a USRPHC or former USRPHC to a greater-than-5% Non-U.S. Shareholder, even if all or a portion of such distribution would be treated as a return of capital to the Non-U.S. Shareholder. Such withholding on these redemptions and distributions generally would not be required if the Fund were a domestically controlled QIE or, in certain limited cases, if the Fund (whether or not domestically controlled) were to hold substantial investments in Underlying RICs that were domestically controlled USRPHCs.

If a qualified foreign pension fund described in Section 897(l) of the Code, or any entity all of the interests of which are held by such a qualified foreign pension fund, were to hold, directly or indirectly through one more partnerships, shares of a Fund an interest in which were a USRPI, the special withholding and other rules regarding U.S. real property interests described above would not apply to distributions and redemptions with respect to such shares.

Non-U.S. Shareholders of a Fund also may be subject to certain “wash sale” rules to prevent the avoidance of the tax filing and payment obligations discussed above through the sale and repurchase of Fund shares.

Non-U.S. Shareholders should consult their tax advisers (and if holding shares through an intermediary, their intermediary) concerning the application of these rules to their investment in a Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. Shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, for example, furnishing an IRS Form W-8BEN or W-8BEN-E). Non-U.S. Shareholders in a Fund should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Also, additional considerations may apply to foreign trusts and estates. Special rules may also apply in the case of non-U.S. governments (including sovereign wealth funds), and foreign pension and other funds. These persons, along with all other prospective foreign shareholders and investors holding Fund shares through foreign entities, should consult their tax advisers with reference to their specific tax situations, as they may be subject to special rules.

A Non-U.S. Shareholder may be subject to state and local taxes and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Non-U.S. Shareholders described in section 892 of the Code should consult their tax advisers with respect to their investment in a Fund.

See also “Other Reporting and Withholding Requirements” below for information regarding the potential application of an additional withholding regime.

Non-U.S. Taxes

A Fund’s non-U.S. investments may be subject to non-U.S. withholding and other taxes on dividends, interest, capital gains, or the proceeds of dispositions that will decrease a Fund’s return on its investments. A Fund may otherwise be subject to non-U.S. taxation on repatriation proceeds generated from those investments or to other transaction-based non-U.S. taxes on those investments, including potentially on a retroactive basis, which can also decrease the Fund’s return on its investments. Such non-U.S. withholding taxes and other taxes may be reduced or eliminated under income tax treaties between the United States and certain non-U.S. jurisdictions. In some cases, a Fund may seek to collect a refund in respect of taxes paid to a non-U.S. jurisdiction. In particular, certain Funds have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by member states of the European Union (such taxes, “E.U. Taxes” and such refunds, “E.U. Refunds”). Generally, E.U. Refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value. In certain circumstances, a Fund’s receipt of an E.U. Refund may cause the Fund and/or its shareholders to be liable for U.S. federal income tax (including interest charges). Each Fund that has previously elected to permit its shareholders to claim foreign tax credits or deductions on their U.S. income tax returns with respect to E.U. Taxes withheld from the Fund expects that its receipt of E.U. Refunds will likely significantly reduce the amount of foreign tax credits or deductions otherwise available to the Fund’s shareholders for U.S. federal income tax purposes. In some cases, the amount of a refund could be material to a Fund’s net asset value. See “Descriptions and Risks of Fund Investments — Risks of Non-U.S. Investments” for more information. The non-U.S. withholding and other tax rates applicable to a Fund’s investments in certain non-U.S. jurisdictions may be higher, in certain circumstances, for instance, if a Fund has a significant number of Non-U.S. Shareholders or if a Fund or Underlying Fund invests through a subsidiary.

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If, at the end of a Fund’s taxable year, more than 50% of the value of the total assets of the Fund is represented by direct investments in stock or other securities of non-U.S. corporations, the Fund may make an election that allows shareholders to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return in respect of non-U.S. taxes paid by or withheld from the Fund on its non-U.S. portfolio investments. Only non-U.S. taxes that meet certain qualifications are eligible for this pass-through treatment. If a Fund is eligible for and makes such an election, its shareholders generally will include in gross income from non-U.S. sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of these taxes is subject to limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such non-U.S. taxes. Certain of the Funds are eligible for and expect to make this election. However, even if a Fund is eligible to make this election, it may determine not to do so in its sole discretion, in which case any such qualified non-U.S. taxes paid by the Fund cannot be given this special “pass-through” treatment by the Fund or its shareholders. Investors should consult their tax advisers for further information relating to the foreign tax credit and deduction. To the extent a Fund is eligible for and makes this election, its shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

In some cases, a Fund also may be eligible to pass through to its shareholders the non-U.S. taxes paid by Underlying RICs in which it invests that themselves elected to pass through such taxes to their shareholders. Each eligible Asset Allocation Fund expects to make this election for any taxable year in which it directly or indirectly (through one or more Underlying RICs making this election) pays qualifying non-U.S. taxes as described above. However, even if a Fund is eligible to make such an election for a given year, it may determine not to do so. See “Special Tax Considerations Pertaining to a Fund’s Investment in Underlying Funds” for more information.

Withholding taxes that are accrued on dividends in respect of  (i) securities on loan pursuant to a securities lending transaction during the period that any such security was not directly held by a Fund or (ii) securities the Fund temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated as a loan for U.S. federal income tax purposes generally will not qualify as a non-U.S. tax paid by the Fund, in which case they could not be passed through to shareholders even if the Fund meets the other requirements described above.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their plan sponsor or other intermediary through which a Fund investment is made (if applicable), as well as a tax adviser, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Code generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under Sections 1471-1474 of the Code (including the U.S. Treasury Regulations and IRS guidance issued thereunder, “FATCA”) or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund or its agent may be required under FATCA to withhold 30% of the distributions, other than those properly reported as capital gain dividends, the Fund pays to that shareholder. On or after January 1, 2019, the Fund or its agent may also be required under FATCA to withhold 30% of the gross proceeds of the sale, redemption or exchange of Fund shares and certain capital gain dividends the Fund pays to that shareholder. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Non-U.S. Shareholders described above (e.g., Capital Gain Dividends).

Payments to a shareholder will generally not be subject to FATCA withholding, provided the shareholder provides a Fund with such certifications, waivers or other documentation or information as the Fund requires, including, to the extent required, with regard to such shareholder’s direct and indirect owners, to establish the shareholder’s FATCA status and otherwise to comply with these rules. In order to avoid withholding, a shareholder that is a “foreign financial institution” (“FFI”) must either (i) become a “participating FFI” by entering into a valid U.S. tax compliance agreement with the IRS; (ii) qualify for an exception from the requirement to enter into such an agreement, for example by becoming a “deemed compliant FFI;” or (iii) be covered by and in compliance with an applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA. In any of these cases, the investing FFI generally will be required to provide a Fund with appropriate identifiers, certifications or documentation concerning its status. The IRS has issued guidance on how FATCA interacts with other U.S. withholding tax rules and, accordingly, the above-described withholding tax may apply differently in the event that income is subject to multiple types of withholding.

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A Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation.

If an Underlying Fund were to fail to comply with FATCA or were to be a member of an “expanded affiliated group” in which a member of such group causes other members to not be in compliance with FATCA, such non-compliance could reduce a Fund’s return on its investments.

Each prospective investor is urged to consult its tax adviser regarding the applicability and consequences of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

The Funds and their shareholders may be subject to certain other tax reporting requirements as a result of the investment strategies and activities of the Funds. Certain U.S. federal, state, local, and non-U.S. tax reporting requirements may require a Fund to provide certain information about its shareholders to the IRS or other similar authorities responsible for tax matters in other jurisdictions (e.g., non-U.S. countries).

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of  $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

State and Local Tax Matters

Most states permit mutual funds, such as the Funds, to “pass through” to their shareholders the state tax exemption on income earned from investments in some direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities (such as Federal Farm Credit Bank and Federal Home Loan Bank securities), so long as a Fund meets all applicable state requirements. Therefore, shareholders in a Fund may be allowed to exclude from their state taxable income distributions made to them by the Fund to the extent attributable to interest the Fund directly or indirectly earned on such investments. The availability of these exemptions varies by state. Investments in securities of certain U.S. government agencies, including securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, and repurchase agreements collateralized by U.S. government securities generally do not qualify for these exemptions. Moreover, these exemptions may not be available to corporate shareholders. All shareholders should consult their tax advisers regarding the applicability of these exemptions to their situation.

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MANAGEMENT OF THE TRUST

The following tables present information as of the date of this SAI regarding each current Trustee and officer of the Trust. Each Trustee’s and officer’s year of birth (“YOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Harrison is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
INDEPENDENT TRUSTEES
Donald W. Glazer YOB: 1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004-March 2005); Trustee since December 2000.	Consultant – Law and Business; Author of Legal Treatises.	31	Director, BeiGene Ltd. (biotech research).

Peter Tufano YOB: 1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011).	31	Trustee of State Street Navigator Securities Lending Trust (5 Portfolios).

Paul Braverman YOB: 1949	Trustee	Since March 2010.	Director of Leerink Swann Holdings, LLC (investment bank) (October 2013-present); Director of Aesir Capital Management (investment advisor) (November 2012-present); Director of Kieger (US) Ltd. (investment advisor) (January 2015-present).	31	Director of Claren Road Asset Management, LLC (hedge fund); Trustee of HIMCO Variable Insurance Trust (27 Portfolios).

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Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
INTERESTED TRUSTEE AND OFFICER
Jason B. Harrison[2] YOB: 1977	Trustee; President of the Trust	Trustee and President since March 2018.	Product Development, Grantham, Mayo, Van Otterloo & Co. LLC (October 2015 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2006 – 2015)	44	None.

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1	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Harrison also serves as a Trustee of GMO Series Trust.

2	Mr. Harrison is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

Information About Each Trustee’s Experience, Qualifications, Attributes, or Skills for Board Membership. As described in additional detail below under “Committees,” the Governance Committee, which is comprised solely of Independent Trustees, has responsibility for recommending to the Board of Trustees the nomination of candidates for election as Trustees, including identifying and evaluating the skill sets and qualifications of, potential candidates. In recommending the election of the current board members as Trustees, the Governance Committee generally considered the educational, business, and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the Funds. The Governance Committee focuses on the complementary skills and experience of the Trustees as a group, as well as on those of any particular Trustee. With respect to Messrs. Glazer, Tufano, and Braverman, the Governance Committee noted that these Trustees all had considerable experience in overseeing investment management activities and/or related operations and in serving on the boards of other companies. In addition, the Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees:

Donald W. Glazer — Mr. Glazer’s experience serving as Chairman of the Board of Trustees and as a director of other companies, his professional training and his experience as a business lawyer, including as a partner at a leading law firm, and his business experience.

Peter Tufano — Mr. Tufano’s experience serving as Trustee of the Trust and as a director of other companies, and his professional training and his experience in business and finance, including as a dean of a leading business school.

Paul Braverman — Mr. Braverman’s experience as a director, his professional training and his experience as a certified public accountant and lawyer and his experience in the management of a leading investment management firm.

Jason B. Harrison — Mr. Harrison’s experience serving as an officer of the Trust, as a member of GMO’s product development team and his experience as a lawyer representing mutual funds and investment management firms.

Information relating to the experience, qualifications, attributes, and skills of the Trustees is required by the registration form adopted by the SEC, does not constitute holding out the Board or any Trustee as having any special expertise or experience, and does not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

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Officers

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Jason B. Harrison YOB: 1977	Trustee; President of the Trust	Trustee and President since March 2018.	Product Development, Grantham, Mayo, Van Otterloo & Co. LLC (October 2015 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2006 – 2015)

Sheppard N. Burnett YOB: 1968	Chief Executive Officer	Chief Executive Officer since June 2015; Chief Financial Officer, March 2007-June 2015; Treasurer, November 2006-June 2015; Assistant Treasurer, September 2004-November 2006.	Head of Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (December 2006-present).

Carly Cushman YOB: 1984	Treasurer, Chief Accounting Officer and Chief Financial Officer	Treasurer and Chief Financial Officer since June 2015; Chief Accounting Officer since May 2014; Assistant Treasurer, September 2013-June 2015.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009-present); Senior Accountant, Renaissance HealthCare (February 2009-December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006-February 2009).

John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present).

Betty Maganzini YOB: 1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010-present); Assistant Treasurer (June 2009-July 2010), Manager, Fund Administration and Regulatory Affairs (2006-2009), Hambrecht & Quist Capital Management LLC.

Mahmoodur Rahman YOB: 1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007-present).

Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007–present)

Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002-present).

Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015-present); Associate, K&L Gates LLP (September 2007-July 2015).

Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006-present).

Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015-present); Associate, Dechert LLP (October 2010-February 2015).

Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk, November 2006-November 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015-present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000-May 2015).

Claire Wilkinson YOB: 1965	Anti-Money Laundering Officer	Since February 2016.	Compliance Associate, GMO UK Limited (April 2013-present); General Counsel, MVision Private Equity Advisers Limited (November 2009–January 2013).

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*	Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. With the exception of Mr. Harrison, each officer listed in the table above also serves as an officer of GMO Series Trust.

Trustees’ Responsibilities.   Under the provisions of the Declaration of Trust (as defined below under “Description of the Trust and Ownership of Shares”), the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: amend the Declaration of Trust to the extent permitted by such document and applicable law; adopt by-laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal by-laws to the extent that such by-laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any such custodian or underwriter.

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Board Leadership Structure and Risk Oversight.   The Board of Trustees is responsible for the general oversight of each Fund’s affairs. The Board regularly reviews each Fund’s investment performance as well as the quality of services provided to each Fund and its shareholders by GMO and its affiliates, including shareholder servicing. At least annually, the Board reviews and evaluates the fees and operating expenses paid by each Fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by the Funds’ auditors, independent counsel to the Independent Trustees, and other persons as appropriate, who are selected by and responsible to the Board. In addition, the Funds’ Chief Compliance Officer reports directly to the Board.

Currently, all but one of the Trustees are Independent Trustees. The Independent Trustees must vote separately to approve all financial arrangements and other agreements with the Funds’ investment adviser, GMO, and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight of protecting shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. The Independent Trustees meet regularly as a group in executive session without representatives of GMO present. An Independent Board Member currently serves as Chairman of the Board of Trustees.

Taking into account the number, diversity, and complexity of the Funds overseen by the Board of Trustees and the aggregate amount of assets under management in the Funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may utilize the resources of the Funds’ counsel and auditors as well as other persons. The committees meet from time to time, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Governance Committee. The membership and chair of each committee other than the Risk Oversight Committee consists exclusively of Independent Trustees.

The Board of Trustees has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of each Fund’s affairs. While risk management is primarily the responsibility of the Fund’s investment adviser, GMO, the Board regularly receives reports, including reports from GMO and the Funds’ Chief Compliance Officer, regarding investment risks, compliance risks, and certain other risks applicable to the Funds. The Board’s committee structure allows separate committees, such as the Audit Committee, Pricing Committee, and Governance Committee, which are discussed in more detail below under “Committees,” to focus on different aspects of these risks within the scope of the committee’s authority and their potential impact on some or all of the Funds, and to discuss with the GMO the ways in which GMO monitors and controls such risks. The Board has also established a separate Risk Oversight Committee to assist the Board in overseeing the management of operational and systems risks applicable to the Funds.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committees is subject to substantial limitations.

Committees

The Board of Trustees has the authority to establish committees, which may exercise the power and authority of the Trustees to the extent the Board determines. The committees assist the Board of Trustees in performing its functions and duties under the 1940 Act and Massachusetts law.

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The Board of Trustees currently has established four standing committees: the Audit Committee, the Pricing Committee, the Risk Oversight Committee, and the Governance Committee. During the fiscal year ended February 28, 2018, the Audit Committee held three meetings; the Governance Committee held three meetings; the Pricing Committee held four meetings; and the Risk Oversight Committee held four meetings.

Audit Committee.   The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices and internal controls over financial reporting; (ii) oversees the quality and objectivity of the Trust’s financial statements and the independent audit of those statements; (iii) appoints, determines the independence and compensation of, and oversees the work performed by the Trust’s independent auditors in preparing or issuing an audit report or related work; (iv) approves all audit and permissible non-audit services provided by the Trust’s independent auditors to the Funds and, to the extent Audit Committee approval is required, to third parties; and (v) acts as a liaison between the Trust’s independent auditors and the Board of Trustees. Mr. Braverman and Mr. Tufano are members of the Audit Committee, and Mr. Glazer is an alternate member of the Audit Committee. Mr. Braverman is the Chairman of the Audit Committee.

Governance Committee.   The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to governance of the Trust, reviewing possible conflicts of interest and independence issues involving Trustees, considering the skill sets and qualifications of prospective Trustees and to propose to the Board candidates to serve as Trustees, reviewing reports from counsel to the Independent Trustees regarding potential conflicts of interest, determining that such counsel qualifies as “independent legal counsel” (as that term is defined in the 1940 Act), and performing any other functions delegated to it by the Board of Trustees. Mr. Glazer and Mr. Braverman are members of the Governance Committee, and Mr. Tufano is an alternate member of the Governance Committee. Mr. Glazer is the Chairman of the Governance Committee.

As described above under “Information About Each Trustee’s Experience, Qualifications, Attributes or Skills for Board Membership,” the Governance Committee has responsibility for recommending to the Board of Trustees the nomination of candidates for election as Trustees, including identifying and evaluating the skill sets and qualifications of potential candidates. Prospective nominees may be recommended by the current Trustees, the Trust’s Officers, GMO, current shareholders, or other sources that the Governance Committee deems appropriate. Candidates properly submitted by shareholders will be considered on the same basis as candidates recommended by other sources. The Governance Committee has full discretion to reject nominees.

The Governance Committee considers a variety of qualifications, skills, and other attributes in evaluating potential candidates for nomination to the Board of Trustees. The attributes considered may include, but are not limited to: (i) relevant industry and related experience, including experience serving on other boards; (ii) skill sets, areas of expertise, abilities, and judgment; and (iii) availability and commitment to attend meetings and to perform the responsibilities of a Trustee. In evaluating potential candidates, the Governance Committee also considers the overall composition of the Board of Trustees and assesses the needs of the Board and its committees.

Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder; (ii) identify the Fund to which it relates; and (iii) identify the class and number of shares held by the shareholder.

Pricing Committee.   The Pricing Committee oversees the valuation of the securities and other assets held by the Funds, reviews and makes recommendations regarding the Trust’s Pricing Policies, and, to the extent required by the Trust’s Pricing Policies, determines the fair value of the securities or other assets held by the Funds and considers changes to existing pricing methodologies or procedures. Mr. Tufano and Mr. Glazer are members of the Pricing Committee, and Mr. Braverman is an alternate member of the Pricing Committee. Mr. Tufano is the Chairman of the Pricing Committee.

Risk Oversight Committee.   The Risk Oversight Committee assists the Board in overseeing the management of operational and systems risks (including those related to cybersecurity) applicable to the Funds. All of the Trustees are members of the Risk Oversight Committee, and Messrs. Braverman and Tufano are Co-Chairmen of the Risk Oversight Committee.

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Trustee Fund Ownership

The following table sets forth ranges of each current Trustee’s direct beneficial share ownership in the Funds and the aggregate dollar ranges of the Trustee’s direct beneficial share ownership in all series of GMO Trust and GMO Series Trust (the “Family of Investment Companies”) overseen by the Trustee as of December 31, 2017.

Name/Funds	Dollar Range of Shares Directly Owned in the Funds	Aggregate Dollar Range of Shares Directly Owned in all Registered Investment Companies (whether or not offered in the Prospectus) Overseen by Trustee in Family of Investment Companies
INDEPENDENT TRUSTEES
Donald W. Glazer Alpha Only Fund Benchmark-Free Allocation Fund Emerging Markets Fund Quality Fund	Over $100,000 Over $100,000 Over $100,000 $50,001 - $100,000	Over $100,000
SGM Major Markets Fund	Over $100,000
Resources Fund	Over $100,000
Emerging Domestic Opportunities Fund	Over $100,000
Climate Change Fund	Over $100,000

Peter Tufano Benchmark-Free Allocation Fund Emerging Country Debt Fund	$50,001-$100,000 Over $100,000	Over $100,000

Paul Braverman	None	None

INTERESTED TRUSTEE
Jason B. Harrison		Over $100,000
Benchmark-Free Allocation Fund	Over $100,000

The following table sets forth ranges of the current Trustees’ indirect beneficial share ownership in the Funds and the aggregate dollar range of their indirect beneficial share ownership in the Family of Investment Companies overseen by the Trustee as of December 31, 2017.

Name/Funds	Dollar Range of Shares Indirectly Owned in the Funds	Aggregate Dollar Range of Shares Indirectly Owned in all Registered Investment Companies (whether or not offered in the Prospectus) Overseen by Trustee in Family of Investment Companies
INDEPENDENT TRUSTEES
Donald W. Glazer Opportunistic Income Fund Emerging Country Debt Fund Implementation Fund SGM Major Markets Fund Special Opportunities Fund U.S. Treasury Fund	$10,001 - $50,000 $10,001 - $50,000 Over $100,000 $50,001 - $100,000 $10,001 - $50,000 Over $100,000	Over $100,000

Peter Tufano Opportunistic Income Fund Emerging Country Debt Fund Implementation Fund SGM Major Markets Fund Special Opportunities Fund U.S. Treasury Fund	$1 - $10,000 $1 - $10,000 $50,001 - $100,000 $1 - $10,000 $1 - $10,000 $10,001 - $50,000	Over $100,000
Paul Braverman	None	None

INTERESTED TRUSTEE
Jason B. Harrison		Over $100,000
Emerging Country Debt Fund	$1 - $10,000
Implementation Fund	Over $100,000
Opportunistic Income Fund	$1 - $10,000
SGM Major Markets Fund	$10,001 - $50,000
Special Opportunities Fund	$1 - $10,000
U.S. Treasury Fund	$1 - $10,000

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Independent Trustee Ownership of Securities Issued by GMO or Principal Underwriter

None.

Independent Trustee Ownership of Related Companies

As of December 31, 2017, none of the current Independent Trustees or their family members owned securities in GMO, Funds Distributor, LLC (“Funds Distributor”), the Funds’ principal underwriter, or entities directly or indirectly controlling, controlled by, or under common control with GMO or Funds Distributor.

Remuneration.   The Trust has adopted a compensation policy for its Independent Trustees. Each Independent Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust’s standing committees and the Chairman of the Board of Trustees receive an annual fee. The Trust reimburses the Independent Trustees for travel expenses incurred in connection with attending Board and committee meetings. The Trust pays no additional compensation for travel time to meetings, attendance at director’s educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Independent Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. The Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

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Other than as set forth in the following table, no Trustee of the Trust received any direct compensation from the Fund Complex or any Fund during the fiscal year ended February 28, 2018:

	Donald W. Glazer, Trustee		Peter Tufano, Trustee		Paul Braverman, Trustee
Alpha Only Fund	$1,204		$1,014		$1,045
Asset Allocation Bond Fund	$7,048		$5,940		$6,116
Benchmark-Free Allocation Fund	$70,552		$59,441		$61,230
Benchmark-Free Fund	$22,350		$18,827		$19,399
Climate Change Fund	$69		$58		$60
Core Plus Bond Fund	$4,044		$3,403		$3,513
Emerging Country Debt Fund	$21,148		$17,818		$18,356
Emerging Domestic Opportunities Fund	$11,643		$9,802		$10,106
Emerging Markets Fund	$26,371		$22,193		$22,888
Foreign Small Companies Fund	$2,586		$2,190		$2,240
Global Asset Allocation Fund	$12,552		$10,573		$10,895
Global Developed Equity Allocation Fund	$3,716		$3,124		$3,222
Global Equity Allocation Fund	$12,108		$10,197		$10,511
High Yield Fund	$2,231	[1]	$1,787	[1]	$1,930	[1]
Implementation Fund	$59,162		$49,840		$51,347
International Developed Equity Allocation Fund	$3,352		$2,823		$2,910
International Equity Allocation Fund	$5,588		$4,705		$4,850
International Equity Fund	$29,072		$24,490		$25,227
International Large/Mid Cap Equity Fund	$608		$511		$527
Opportunistic Income Fund	$6,601		$5,561		$5,729
Quality Fund	$43,392		$36,568		$37,659
Resources Fund	$1,230		$1,034		$1,068
Risk Premium Fund	$786		$662		$682
SGM Major Markets Fund	$7,835		$6,598		$6,800
Special Opportunities Fund	$5,217		$4,394		$4,528
Strategic Opportunities Allocation Fund	$9,944		$8,392		$8,630
Tax-Managed International Equities Fund	$569		$480		$494
U.S. Equity Fund	$8,260		$6,964		$7,168
U.S. Treasury Fund	$11,957		$10,092		$10,374
Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A		N/A		N/A
Estimated Annual Benefits Upon Retirement:	N/A		N/A		N/A
Total Compensation from the Fund Complex:[2]	$390,294		$328,810		$338,724

__________________

1 Reflects an estimate of the direct compensation to be paid to each Trustee for High Yield Fund’s initial fiscal year ending February 28, 2019. Actual direct compensation paid to the Trustees will vary depending on the net assets of the Fund throughout its initial fiscal year.

2 Reflects actual direct compensation received during the fiscal year ended February 28, 2018 from series of the Fund Complex that had commenced operations on or before February 28, 2018, which consisted of 45 series of GMO Trust and GMO Series Trust.

No officer of the Trust received aggregate compensation exceeding $60,000 from any Fund offered in the Prospectus during the fiscal year ended February 28, 2018.

Mr. Harrison does not receive any compensation from the Fund Complex, but as a member of GMO will benefit from management, shareholder servicing, administration, and any other fees paid to GMO and its affiliates by the Funds and various other series of the Fund Complex not offered through the Prospectus. The officers of the Trust do not receive any employee benefits such as pension or retirement benefits or health insurance from the Trust.

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As of March 1, 2018, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund offered in the Prospectus.

Code of Ethics.   The Trust and GMO have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under each Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be purchased or held by the Funds are permitted, subject to compliance with each Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.

The independent Trustees of the Trust are subject to a separate Code of Ethics for the Independent Trustees pursuant to the requirements of the 1940 Act. Transactions by the Independent Trustees in securities, including securities that may be purchased or held by the Funds, are permitted, subject to compliance with the Code of Ethics. Pursuant to the Code of Ethics, an Independent Trustee ordinarily is not required to report his or her personal securities transactions or to identify his or her brokerage accounts to a Fund or its representatives, subject to certain limited exceptions specified in the Code of Ethics.

Funds Distributor is not affiliated with the Funds, GMO, or GMO U.K. Limited (“GMO U.K.”). GMO U.K. is the Funds’ distributor for the limited purpose of offering shares of the Funds to qualified investors in Switzerland. Funds Distributor and GMO U.K. also have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Transactions in securities effected by Funds Distributor’s or GMO U.K.’s personnel who are designated as Access Persons under their respective Code of Ethics, including securities that may be purchased or held by the Funds, are permitted, subject to compliance with their respective Code of Ethics.

INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

As disclosed in the Prospectus under the heading “Management of the Trust,” under separate Management Contracts (each, a “Management Contract”) between the Trust, on behalf of the Funds, and GMO, subject to such policies as the Trustees of the Trust may determine, GMO furnishes continuously an investment or asset allocation program, as applicable, for each Fund, and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, GMO also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with GMO. As indicated under “Portfolio Transactions – Brokerage and Research Services,” the Trust’s portfolio transactions may be placed with brokers who furnish GMO, at no cost, research, statistical, and quotation services of value to GMO in advising the Trust or its other clients.

In addition, as disclosed in the Prospectus, GMO has contractually agreed to waive and/or reimburse each Fund for specified Fund expenses through at least June 30, 2018. Additionally, with respect to only Climate Change Fund, GMO has voluntarily agreed to reduce its annual management fee by 0.15% through December 31, 2018. GMO does not expect the temporary 0.15% reduction of its management fee to continue beyond December 31, 2018. In addition to the contractual waivers and reimbursements described above, GMO has voluntarily waived U.S. Treasury Fund’s entire management fee. GMO may change or terminate this waiver at any time.

Additionally, with respect to only Emerging Markets Fund, GMO has contractually agreed to temporarily reduce its annual management fee by 0.10% through June 30, 2018.

Each Management Contract provides that GMO shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not “interested persons” of GMO) and by the relevant Fund’s sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Generally, each Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of GMO or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days’ notice by the Trust to GMO. In addition, each Management Contract may be terminated on not more than 60 days’ written notice by GMO to the Trust.

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For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund’s average daily net assets. Pursuant to their Management Contracts, the Funds that commenced operations prior to the end of the most recent fiscal year have paid the following amounts as Management Fees to GMO during the last three fiscal years:

	Gross	Reduction	Net
ALPHA ONLY FUND
Year ended 2/28/18	$1,161,316	$536,151	$625,165
Year ended 2/28/17	$1,341,940	$530,143	$811,797
Year ended 2/29/16	$8,419,269	$863,344	$7,555,925

ASSET ALLOCATION BOND FUND
Year ended 2/28/18	$3,319,537	$272,201	$3,047,336
Year ended 2/28/17	$5,063,894	$442,031	$4,621,863
Year ended 2/29/16	$8,638,077	$965,477	$7,672,600

Benchmark-Free Allocation Fund
Year ended 2/28/18	$88,822,886	$20,132,418	$68,690,468
Year ended 2/28/17	$98,652,500	$21,067,304	$77,585,196
Year ended 2/29/16	$131,297,876	$27,807,113	$103,496,763

Benchmark-free Fund
Year ended 2/28/18	$0	$0	$0
Year ended 2/28/17	$0	$0	$0
Year ended 2/29/16	$0	$0	$0

CLIMATE CHANGE FUND
Year ended 2/28/18[1]	$92,433	$92,433	$0
Year ended 2/28/17	N/A	N/A	N/A
Year ended 2/29/16	N/A	N/A	N/A

CORE PLUS BOND FUND
Year ended 2/28/18	$2,108,751	$1,066,180	$1,042,571
Year ended 2/28/17	$274,717	$274,717	$0
Year ended 2/29/16	$640,302	$511,135	$129,167

EMERGING COUNTRY DEBT FUND
Year ended 2/28/18	14,370,885	59,800	14,311,085
Year ended 2/28/17	$14,416,089	$39,365	$14,376,724
Year ended 2/29/16	$13,935,773	$35,264	$13,900,509

EMERGING DOMESTIC OPPORTUNITIES FUND
Year ended 2/28/18	$17,119,290	$494,378	$16,624,912
Year ended 2/28/17	$15,358,529	$917,959	$14,440,570
Year ended 2/29/16	$17,400,640	$949,507	$16,451,133

EMERGING MARKETS FUND
Year ended 2/28/18	$38,424,346	$5,501,009	$32,923,337
Year ended 2/28/17	$37,436,850	$1,227,554	$36,209,296
Year ended 2/29/16	$48,024,585	$2,395,545	$45,629,040

FOREIGN SMALL COMPANIES FUND
Year ended 2/28/18	$2,954,842	$1,639,835	$1,315,007
Year ended 2/28/17	$6,532,926	$648,400	$5,884,526
Year ended 2/29/16	$7,421,258	$707,635	$6,713,623

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GLOBAL ASSET ALLOCATION FUND
Year ended 2/28/18	$0	$0	$0
Year ended 2/28/17	$0	$0	$0
Year ended 2/29/16	$0	$0	$0

GLOBAL DEVELOPED EQUITY ALLOCATION FUND
Year ended 2/28/18	$0	$0	$0
Year ended 2/28/17	$0	$0	$0
Year ended 2/29/16	$0	$0	$0

GLOBAL EQUITY ALLOCATION FUND
Year ended 2/28/18	$0	$0	$0
Year ended 2/28/17	$0	$0	$0
Year ended 2/29/16	$0	$0	$0

IMPLEMENTATION FUND
Year ended 2/28/18	$0	$0	$0
Year ended 2/28/17	$0	$0	$0
Year ended 2/29/16	$0	$0	$0

INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND
Year ended 2/28/18	$0	$0	$0
Year ended 2/28/17	$0	$0	$0
Year ended 2/29/16	$0	$0	$0

INTERNATIONAL EQUITY ALLOCATION FUND
Year ended 2/28/18	$0	$0	$0
Year ended 2/28/17	$0	$0	$0
Year ended 2/29/16	$0	$0	$0

INTERNATIONAL EQUITY FUND
Year ended 2/28/18	$27,686,400	$2,110,216	$25,576,184
Year ended 2/28/17	$36,735,770	$2,942,961	$33,792,809
Year ended 2/29/16	$53,751,555	$3,992,116	$49,759,439

INTERNATIONAL LARGE/MID CAP EQUITY FUND
Year ended 2/28/18	$415,971	$293,752	$122,219
Year ended 2/28/17	$3,434,658	$734,449	$2,700,209
Year ended 2/29/16	$6,889,620	$1,110,331	$5,779,289

OPPORTUNISTIC INCOME FUND
Year ended 2/28/18	$5,024,757	$403,791	$4,620,966
Year ended 2/28/17	$4,264,569	$555,010	$3,709,559
Year ended 2/29/16	$4,301,233	$570,176	$3,731,057

QUALITY FUND
Year ended 2/28/18	$27,662,431	$1,348,128	$26,314,303
Year ended 2/28/17	$27,519,415	$1,405,696	$26,113,719
Year ended 2/29/16	$28,695,550	$1,639,185	$27,056,365

RESOURCES FUND
Year ended 2/28/18	$1,237,343	$130,068	$1,107,275
Year ended 2/28/17	$967,286	$190,668	$776,618
Year ended 2/29/16	$938,926	$209,193	$729,733

RISK PREMIUM FUND
Year ended 2/28/18	$679,159	$118,582	$560,577
Year ended 2/28/17	$916,981	$117,778	$799,203
Year ended 2/29/16	$1,615,026	$169,568	$1,445,458

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SGM MAJOR MARKETS FUND
Year ended 2/28/18	$13,184,838	$357,706	$12,827,132
Year ended 2/28/17	$11,953,213	$449,194	$11,504,019
Year ended 2/29/16	$10,500,049	$737,811	$9,762,238

SPECIAL OPPORTUNITIES FUND
Year ended 2/28/18	$11,161,308	$0	$11,161,308
Year ended 2/28/17	$11,836,075	$0	$11,836,075
Year ended 2/29/16	$9,305,481	$0	$9,305,481

STRATEGIC OPPORTUNITIES ALLOCATION FUND
Year ended 2/28/18	$0	$0	$0
Year ended 2/28/17	$0	$0	$0
Year ended 2/29/16	$0	$0	$0

TAX-MANAGED INTERNATIONAL EQUITIES FUND
Year ended 2/28/18	$529,525	$363,311	$166,214
Year ended 2/28/17	$835,283	$383,695	$451,588
Year ended 2/29/16	$1,820,994	$525,505	$1,295,489

U.S. EQUITY FUND
Year ended 2/28/18	$4,875,611	$295,942	$4,579,669
Year ended 2/28/17	$8,966,326	$611,889	$8,354,437
Year ended 2/29/16	$16,843,531	$932,162	$15,911,369

U.S. TREASURY FUND
Year ended 2/28/18	$1,837,843	$1,837,843	$0
Year ended 2/28/17	$2,594,865	$2,594,865	$0
Year ended 2/29/16	$2,843,246	$2,843,246	$0

1 Reflects Management Fees paid from the Fund’s commencement of operations on April 5, 2017 through February 28, 2018.

In the event that GMO ceases to be the manager of a Fund, the right of the Trust to use the identifying initials “GMO” and the name “Grantham, Mayo, Van Otterloo & Co. LLC” may be withdrawn.

Portfolio Management

Management of each Fund is the responsibility of one or more investment teams comprising investment professionals associated with GMO. Each team’s members work collaboratively to manage a Fund’s portfolio, and no one person is primarily responsible for management of any Fund.

The following table sets forth information about accounts overseen or managed by the senior members of the teams as of February 28, 2018 (except as otherwise noted below).

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Senior Member	Registered investment companies managed (including non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide)		Separate accounts managed (world-wide)
	Number of accounts[1]	Total assets[1]	Number of accounts	Total assets	Number of accounts	Total assets
Joe Auth	1	$1,205,849,862	0	$0	0	$0
Amit Bhartia	2	$7,503,311,550	2	$219,296,961	4	$1,299,419,121
Warren Chiang	1	$5,101,225,203	1	$107,837,422	3	$825,816,783
Neil Constable	6	$6,882,258,457	1	$47,533,167	10	$2,067,361,691
Arjun Divecha	2	$7,503,311,550	2	$219,296,961	4	$1,299,419,121
Jason Halliwell	1	$1,882,064,243	6	$7,407,107,482	1	$303,683,956
Thomas Hancock	3	$8,576,100,906	2	$269,805,002	2	$1,722,194,432
Anthony Hene	1	$8,199,222,380	1	$63,624,053	2	$1,722,194,432
Jason Hotra	2	$2,181,683,405	2	$327,623,768	1	$79,425,967
Chris Hudson	1	$1,036,298,444	1	$0	0	$0
Ben Inker	16	$25,511,759,431	8	$4,783,003,661	105	$12,167,331,719
Greg Jones	2	$2,181,683,405	2	$327,623,768	1	$79,425,967
Tina Vandersteel	1	$4,136,125,558	4	$3,053,504,653	0	$0
Lucas White	2	$376,878,526.14	0	$0	0	$0
Tracey Keenan	1	$2,324,455,004	0	$0	0	$0

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Senior Member	Registered investment companies managed for which GMO receives a performance-based fee (including non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide) for which GMO receives a performance-based fee		Separate accounts managed (world-wide) for which GMO receives a performance-based fee
	Number of accounts[1]	Total assets[1]	Number of accounts	Total assets	Number of accounts	Total assets
Joe Auth	0	$0	0	$0	0	$0
Amit Bhartia	0	$0	0	$0	1	$473,602,338
Warren Chiang	0	$0	0	$0	0	$0
Neil Constable	0	$0	0	$0	1	$311,699,583
Arjun Divecha	0	$0	0	$0	1	$473,602,338
Jason Halliwell	0	$0	0	$0	1	$303,683,956
Thomas Hancock	0	$0	1	$206,180,949	0	$0
Anthony Hene	0	$0	0	$0	0	$0
Jason Hotra	0	$0	0	$0	1	$79,425,967
Chris Hudson	0	$0	0	$0	0	$0
Ben Inker	0	$0	5	$4,747,152,286	50	$5,910,885,350
Greg Jones	0	$0	0	$0	1	$79,425,967
Tina Vandersteel	0	$0	3	$1,544,436,268	0	$0
Lucas White	0	$0	0	$0	0	$0
Tracey Keenan	0	$0	0	$0	0	$0

1For some senior members, “Total assets” includes assets invested by other Funds.

Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts. See “Portfolio Transactions” for more information regarding conflicts of interests.

Senior members of each team are generally members (partners) of GMO. The compensation of each senior member consisted of a fixed annual base salary and an additional, discretionary, bonus and, in the case of partners, a partnership interest in the firm’s profits. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The discretionary bonus is paid on the basis of a number of factors, including features designed to align the compensation of the senior members with the performance of the accounts they manage, such as a Fund, over various periods. In some cases the performance of a Fund relative to an index (which may or may not be the Fund’s benchmark) is considered. Such features are intended to promote a closer alignment of interests between those accounts and the senior members managing those accounts. Individual senior members may, however, have some or all of the same economic incentives that GMO itself may have when GMO is eligible to earn a performance fee (see “Portfolio Transactions”). Specifically, even if GMO is not earning or eligible to earn a performance fee (none of the Funds pay GMO a performance-based fee), individual senior members may have compensation-related incentives to make riskier investments, pursue riskier Fund strategies, seek less downside risk when a Fund has outperformed its benchmark and allocate superior investment ideas to GMO client accounts capable of generating higher performance-related compensation. The level of partnership interest is determined by taking into account the individual’s contribution to GMO. Because each senior member’s compensation is based, in part, on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation.

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Senior Member Fund Ownership.   The following table sets forth the dollar range of each senior member’s direct beneficial share ownership, as of February 28, 2018 (except as otherwise noted below), in the Funds offered in the Prospectus that are overseen or managed by the senior member as of the date of this SAI.

Name of Senior Member	Dollar Range of Shares Directly Owned in the Fund
Joe Auth	Opportunistic Income Fund	$10,001 – $50,000
	High Yield Fund	Not applicable

Amit Bhartia	Emerging Domestic Opportunities Fund	Over $1,000,000
	Emerging Markets Fund	$10,001 – $50,000

Warren Chiang	Emerging Markets Fund	$500,001 - $1,000,000

Neil Constable	International Equity Fund	$100,001 – $500,000
	International Large/Mid Cap Equity Fund	None
	Risk Premium Fund	$100,001 – $500,000
	Tax-Managed International Equities Fund	None
	U.S. Equity Fund	$100,001 – $500,000
	Foreign Small Companies Fund	None

Arjun Divecha	Emerging Domestic Opportunities Fund	Over $1,000,000
	Emerging Markets Fund	Over $1,000,000

Jason Halliwell	SGM Major Markets Fund	None

Thomas Hancock	Quality Fund	Over $1,000,000
	Resources Fund	Over $1,000,000
	Climate Change Fund	Over $1,000,000

Anthony Hene	Quality Fund	$100,001 – $500,000

Jason Hotra	Asset Allocation Bond Fund	None
	Core Plus Bond Fund	None

Chris Hudson	Special Opportunities Fund	$500,001 - $1,000,000

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Name of Senior Member	Dollar Range of Shares Directly Owned in the Fund
Ben Inker	Alpha Only Fund	None
	Asset Allocation Bond Fund	None
	Benchmark-Free Allocation Fund	Over $1,000,000
	Benchmark-Free Fund	None
	Global Asset Allocation Fund	None
	Global Developed Equity Allocation Fund	None
	Global Equity Allocation Fund	None
	Implementation Fund	None
	International Developed Equity Allocation Fund	None
	International Equity Allocation Fund	None
	Strategic Opportunities Allocation Fund	None

Greg Jones	Asset Allocation Bond Fund	None
	Core Plus Bond Fund	$10,001 – $50,000

Tina Vandersteel	Emerging Country Debt Fund	$100,001 - $500,000

Lucas White	Resources Fund	$100,001 - $500,000
	Climate Change Fund	$100,001 - $500,000

Tracey Keenan	U.S. Treasury Fund	None

The following table sets forth the dollar range of each senior member’s indirect beneficial share ownership, as of February 28, 2018 (except as otherwise noted below), in the Funds offered in the Prospectus that are overseen or managed by the senior member as of the date of this SAI, by virtue of the senior member’s direct ownership of shares of certain other Funds of the Trust that invest in the Funds.

Name of Senior Member	Dollar Range of Shares Indirectly Owned in the Fund
Joe Auth	Opportunistic Income Fund	None
	High Yield Fund	Not applicable

Amit Bhartia	Emerging Domestic Opportunities Fund	None
	Emerging Markets Fund	None

Warren Chiang	Emerging Markets Fund	None

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Name of Senior Member	Dollar Range of Shares Indirectly Owned in the Fund
Neil Constable	International Equity Fund	None
	International Large/Mid Cap Equity Fund	None
	Risk Premium Fund	None
	Tax-Managed International Equities Fund	None
	U.S. Equity Fund	None
	Foreign Small Companies Fund	None

Arjun Divecha	Emerging Domestic Opportunities Fund	None
	Emerging Markets Fund	None

Jason Halliwell	SGM Major Markets Fund	$10,001 - $50,000

Thomas Hancock	Quality Fund	None
	Resources Fund	None
	Climate Change Fund	None

Anthony Hene	Quality Fund	$10,001 – $50,000

Jason Hotra	Asset Allocation Bond Fund	None
	Core Plus Bond Fund	None

Chris Hudson	Special Opportunities Fund	None

Ben Inker	Alpha Only Fund	None
	Asset Allocation Bond Fund	None
	Benchmark-Free Allocation Fund	None
	Benchmark-Free Fund	None
	Global Asset Allocation Fund	None
	Global Developed Equity Allocation Fund	None
	Global Equity Allocation Fund	None
	Implementation Fund	Over $1,000,000
	International Developed Equity Allocation Fund	None
	International Equity Allocation Fund	None
	Strategic Opportunities Allocation Fund	None

Greg Jones	Asset Allocation Bond Fund	$1 – $10,000
	Core Plus Bond Fund	$1 – $10,000

Tina Vandersteel	Emerging Country Debt Fund	None

Lucas White	Resources Fund	None
	Climate Change Fund	None

Tracey Keenan	U.S. Treasury Fund	None

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Custodial Arrangements and Fund Accounting Agents.   As described in the Prospectus, State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian and fund accounting agent on behalf of the Funds. Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, serves as the Trust’s custodian of Indian assets held by Emerging Markets Fund. As such, each of State Street Bank and BBH hold in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, State Street Bank and BBH receive and deliver cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank and BBH also maintains certain accounts and records of the Trust. State Street Bank, as the Trust’s accounting agent, calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

Shareholder Service Arrangements.   As disclosed in the Prospectus, pursuant to the terms of an amended and restated servicing and supplemental support agreement (the “Servicing Agreement”) with the Funds of the Trust (except for Implementation Fund and U.S. Treasury Fund), GMO provides (i) direct client service, maintenance, and reporting to Fund shareholders (except for shareholders of Class MF shares of Benchmark-Free Allocation Fund) and/or their consultants/agents; and (ii) supplemental support to shareholders of Class MF shares of Benchmark-Free Allocation Fund and their investment advisers. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not “interested persons” of GMO or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” of GMO or the Trust; and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days’ written notice to the other party.

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The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, each Fund that commenced operations prior to the end of the most recent fiscal year paid GMO the following amounts (after reimbursement by GMO) during the last three fiscal years:

	March 1, 2015 Through February 29, 2016	March 1, 2016 Through February 28, 2017	March 1, 2017 Through February 28, 2018
Alpha Only Fund	$1,692,272	$272,234	$236,709
Asset Allocation Bond Fund	$2,246,327	$1,469,209	$960,916
Benchmark-Free Allocation Fund	$15,948,845	$15,305,200	$14,505,852
Benchmark-Free Fund	$0	$0	$0
Core Plus Bond Fund	$255,768	$99,353	$714,467
Climate Change Fund	N/A	N/A	$23,108	[1]
Emerging Country Debt Fund	$4,394,571	$4,563,814	$4,636,085
Emerging Domestic Opportunities Fund	$3,045,074	$2,808,345	$2,979,207
Emerging Markets Fund	$5,262,593	$2,516,532	$2,770,935
Foreign Small Companies Fund	$1,219,373	$1,092,468	$332,530
Global Asset Allocation Fund	$0	$0	$0
Global Developed Equity Allocation Fund	$0	$0	$0
Global Equity Allocation Fund	$0	$0	$0
Implementation Fund	$0	$0	$0
International Developed Equity Allocation Fund	$0	$0	$0
International Equity Allocation Fund	$0	$0	$0
International Equity Fund	$10,479,881	$7,196,554	$5,338,640
International Large/Mid Cap Equity Fund	$1,896,623	$906,443	$103,945
Opportunistic Income Fund	$946,271	$859,319	$690,904
Quality Fund	$9,956,907	$8,892,735	$8,561,043
Resources Fund	$196,087	$201,632	$259,400
Risk Premium Fund	$204,635	$119,000	$87,107
SGM Major Markets Fund	$1,839,926	$803,007	$876,497
Special Opportunities Fund	$465,274	$591,804	$558,065
Strategic Opportunities Allocation Fund	$0	$0	$0
Tax-Managed International Equities Fund	$546,299	$250,585	$158,858
U.S. Equity Fund	$3,346,676	$1,837,567	$987,513
U.S. Treasury Fund	$0	$0	$0

1 Reflects fees paid from the Fund’s commencement of operations on April 5, 2017 through February 28, 2018.

Independent Registered Public Accounting Firm.   The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP (“PwC”), 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210. PwC conducts annual audits of the Trust’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, provides assistance in connection with the preparation of various SEC filings, and consults with the Trust as to certain non-U.S. tax matters.

Distributors.    Funds Distributor, 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Trust’s distributor on behalf of the Funds. GMO U.K., No. l London Bridge, London SE1 9BG, England, serves as the Trust’s distributor for the limited purpose of offering shares of the Funds to qualified investors in Switzerland. GMO pays all distribution-related expenses of the Funds. Funds Distributor and GMO U.K. offer shares of each Fund for sale on a continuous basis and will use reasonable efforts in connection with distribution of shares of the Funds.

Counsel.   Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, serves as counsel to the Trust. Morgan, Lewis & Bockius LLP, 225 Franklin Street, Boston, Massachusetts 02110, serves as independent counsel to the independent Trustees of the Trust.

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Transfer Agent.   State Street Bank serves as the Trust’s transfer agent on behalf of the Funds.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell investments for each Fund and for each of its other investment advisory clients are made by the relevant GMO investment team with a view to achieving each client’s investment objectives taking into consideration other account-specific factors such as, without limitation, investment objectives, cash flows into or out of the account, current holdings, the account’s benchmark(s), if any, applicable regulatory limitations, liquidity, cash restrictions, availability of cash for investment, the size of the investment opportunity, applicable transaction documentation requirements, market registration requirements, and/or time constraints limiting GMO’s ability to confirm adequate transaction documentation or seek interpretation of investment guideline ambiguities. GMO generally is not under any obligation to share any investment, idea or strategy with all of its clients. Therefore, a particular investment may be bought or sold only for some clients of GMO even though it could have been bought or sold for other clients at the same time. Likewise, a particular investment may be bought for one or more clients when one or more other clients are selling the security or taking a short position in the security, including clients invested in the same investment strategy. Additionally, one of GMO’s investment teams may share investment ideas with one or more other investment teams and/or may manage a portion of another investment team’s client accounts. See below for more information regarding trade execution and allocation.

To the extent permitted by applicable law, GMO’s compliance policies and procedures and a client’s investment guidelines, GMO may engage in “cross trades” where, as investment manager to a client account, GMO causes that client account to purchase a security directly from (or sell a security directly to) another client account. Cross trades present a conflict of interest because GMO represents the interests of both the selling account and the buying account in the same transaction and may have a financial incentive to favor one client account over the other due to different fee arrangements or otherwise. This conflict of interest may be greater in cases where GMO or its members and/or employees own a substantial portion of an account (such as a Fund) that engages in a cross trade. In addition, to the extent permitted by law (including client consents), GMO may engage in principal transactions with client accounts.

In certain cases, GMO may identify investment opportunities that are suitable for the Funds and one or more private investment companies for which GMO or one of its affiliates serves as investment manager, general partner, and/or managing member (“GMO Private Funds”). In most cases, GMO receives greater compensation in respect of a GMO Private Fund (including incentive-based compensation) than it receives in respect of a Fund. In addition, senior members or other portfolio managers frequently have a personal investment in a GMO Private Fund that is greater than such person’s investment in a similar Fund (or, in some cases, may have no investment in the similar Fund). GMO itself also makes investments in GMO Private Funds. To help manage these potential conflicts, GMO has developed and reviewed with the Trust’s Board of Trustees trade allocation policies that establish a framework for allocating IPOs and other limited opportunities that take into account the needs and objectives of each Fund and the other GMO clients. Additional information regarding GMO’s procedures to deal with conflicts of interest that arise as a result of the side-by-side management of accounts making performance-based profit allocations and accounts, such as the Funds, only paying asset-based fees are described in GMO’s Form ADV, a copy of which is available upon request.

GMO has a trading desk whose personnel are located in Boston and Singapore. The trading desk provides trade execution services for all of the GMO investment teams, including any applicable associated persons. While there is a centralized trading function, certain instruments (especially fixed income securities) are traded by the relevant investment teams. Trades are generated by different investment theses. Each investment thesis is assigned a corresponding execution benchmark (e.g., price at the time of order arrival, market closing price, volume weighted average price over some specified period) (each investment thesis and corresponding execution benchmark, is a “trading strategy” and collectively, “trading strategies”). Certain trading strategies place relatively greater emphasis on speed of execution and less emphasis on price, while others place greater emphasis on price (or impact on market price) and less emphasis on speed of execution. Trading strategies may be designed to be executed in a matter of an hour or less, several hours, over the course of a trading day, or over a multi-day period. Therefore, trades generated by one trading strategy may be completed before those of another trading strategy, even where the strategies are initiated at the same time or the slower trading strategy is initiated first. As a result, the speed of order fulfillment, and corresponding execution price achieved for a subsequent order may be different from pre-existing orders with execution pricing achieved on a particular order being either above or below the execution pricing achieved on pre-existing orders, which may take longer to fill. Additionally, for trading strategies implementing short-term investment strategies, those theses that utilize fundamental inputs on an opportunistic basis, and trades to manage short-term portfolio exposure may trade in advance of or may be completed more quickly than other trading strategies. Finally, varying investment theses that may invest in the same securities may involve trading strategies that trade at different times throughout the day or month. Because of the foregoing, certain strategies, which could include accounts with performance-based profit allocations, may trade in advance of other strategies or may have their trades completed more quickly, and, as a result, may achieve different execution on the same or similar investments.

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Where practicable, prior to the open of the relevant market, GMO aggregates trades for accounts that are being traded to implement a similar trading strategy and for which trade instructions are provided with sufficient time to satisfy internal processes. GMO’s trading desk generally allocates portfolio trades pro-rata among clients for which GMO is applying the same trading strategy on any given day, with the relevant clients receiving the same (or substantially the same) price for trades executed through the same broker on the same day. GMO may determine to exclude accounts with relatively small order sizes from a particular trade order if GMO believes that the trading costs (e.g., ticket costs) would outweigh the benefits of trading.

As noted above, trading strategies may utilize different brokers and will often receive different prices and potentially pay different commissions rates. Likewise, two trading strategies may be simultaneously executing transactions involving the same instrument and those trades will not ordinarily be aggregated. In addition, market, regulatory and/or country limitations (especially in the case of emerging markets) may or may not result in identical prices or commissions. Further, legal, market and position restrictions may limit GMO’s ability to transact in an instrument or certain investment strategies may be given priority over other investment strategies, which could restrict (or eliminate) an investment strategy’s or Fund’s ability to achieve its desired exposure to such instruments. Additionally, at times, trades for one account may not be aggregated with the trades of other accounts within a particular strategy due to circumstances including, but not limited to, shareholder cash flows in the account, limitations on brokers that may be used to execute the transaction, or transactions in derivatives (e.g., total return swaps).

Trading orders that can only be partially filled are generally allocated on a pro-rata basis, allocated through the use of a randomizer, or allocated on some other basis consistent with the goal of giving all clients equitable opportunities over time. Market limitations (especially in the case of emerging markets where the broker typically is required to have greater involvement in allocations) and other practicalities may require special treatment. If an order is filled at varying prices, client accounts participating in the same block trade are generally provided with an average price for trades placed through the same broker, or other steps are taken so that all similarly situated accounts receive fair consideration over time. In some cases, similar trades may simultaneously be executed in different trading strategies, with the same or a different broker to meet account-specific requirements, in which case the trade will be treated as distinct trades not subject to the discussion above regarding orders that are filled at varying prices. In those cases, these trades, which may include executions in underlying derivative transactions, might be effected at the same or different prices (or involve different commissions) even if they involve the same broker. In certain markets outside the U.S., an average price may not be obtainable due to specific market limitations such as restrictions on trades by grouped accounts.

Various teams within the trading desk are responsible for differing types of trades (e.g., electronic vs. high touch trades) and these teams may be independently executing trades in the same security at the same time and at different prices. GMO’s trade allocation procedures are designed to provide reasonable assurance that, over time, accounts pursuing the same trading strategy are not likely to be systematically advantaged or disadvantaged due to the order placement/execution process. These procedures may include blocking/aggregating orders or limiting the volume of subsequent orders. While there is a centralized trading function, certain instruments (especially fixed income securities) are traded by the relevant investment team.

With IPOs and with certain other investment opportunities expected to be in very limited supply (collectively, “limited opportunities”), GMO’s policies provide that the investment teams’ orders be coordinated so that allocations will generally consider the needs of clients across all trading strategies. When it is not practicable to allocate an opportunity across all similarly-managed eligible accounts, GMO’s trading desk will use various methods, such as randomizers and sequencing, to seek to provide all accounts using the same trading strategy with equitable opportunities for allocation over time. There may also be situations where a limited opportunity is theoretically eligible for investment by multiple accounts but GMO determines that the limited opportunity is an appropriate or advisable investment for only some of the accounts (including, perhaps, those from which GMO receives a performance-based fee or profit allocation). Many of GMO’s investment strategies focus on seasoned issuers, and consequently those strategies that generate most of the brokerage commissions may participate less frequently in limited opportunities even though they may generate significant brokerage commissions or good will that may make it possible other strategies to receive greater allocations of limited opportunities.

In certain non-U.S. jurisdictions, local law limits the number of accounts sponsored by GMO that may purchase locally traded shares or shares traded through special facilities. Generally, the Funds will be given priority and other clients may be precluded from participation in offerings of local shares.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust’s pricing policies.

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In connection with its activities, GMO (and its associated persons) may seek and/or receive information that is not generally available to the public. GMO is not obligated to make such information available to its clients or shareholders of the Funds or to use such information to effect transactions for its clients. If in receipt of such information, GMO may also be prohibited from purchasing or selling assets it may otherwise have wished to purchase or sell. Under applicable law, GMO may be prohibited from improperly disclosing or using such information, including for the benefit of a client, such as a Fund. GMO’s procedures include a ban on trading on the basis of, or any other action to take advantage of, material non-public information, except in specific, limited circumstances described in GMO’s Insider Trading Policy. These procedures may limit GMO, on behalf of a Fund, from being able to purchase or sell any securities of the issuer to whom the material non-public information pertains, rendering illiquid all such securities already in a client’s or Fund’s account until such time as the ban on trading is lifted or foreclosing an otherwise attractive investment.

Brokerage and Research Services.    Orders for the purchase or sale of securities may be placed on a principal or agency basis with brokers, in GMO’s discretion. In selecting brokers and dealers to effect portfolio transactions for each Fund, GMO seeks best execution and also takes into account the research services provided by the broker. Best execution is not based solely on the explicit commission charged by the broker and, consequently, a broker effecting a transaction may be paid a commission higher than that charged by another broker for the same transaction. Seeking best execution involves the weighing of qualitative as well as quantitative factors, and evaluations of best execution are, to a large extent, possible, if at all, only after multiple trades have been completed.

GMO’s broker/dealer selection may, in addition to the factors listed below, also be based on research services provided by the broker/dealer and therefore GMO may select or recommend a broker/dealer based in part on GMO’s interest in receiving the research. GMO does not participate in any formal soft dollar arrangements involving third party research (i.e., research provided by someone other than the executing broker/dealer) or the payment of GMO’s out-of-pocket expenses for data or other research services. The research services received are limited to the types of research contemplated by Section 28(e) of the Securities Exchange Act of 1934. Research services provided by broker/dealers take various forms, including personal interviews with analysts, written reports, pricing services in respect of securities, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, specific information about local markets and applicable regulations, economic trends, and other matters. To the extent that services of value are received, a benefit is obtained because no payment for services is required in order to receive such services. Such services may be used in furnishing investment or other advice to all or some subset of GMO’s and/or its affiliates’ accounts, and services received from a broker/dealer that executed transactions for a particular account will not necessarily be used specifically in providing investment advice to that particular account. GMO does place trades with brokers that provide investment ideas and other research services, even if the relevant broker has not yet demonstrated an ability to effect best execution; however, trading with such a broker (as with any and all brokers) will typically be curtailed or suspended, in due course, if GMO is not reasonably satisfied with the quality of particular trade executions, unless or until the broker has altered its execution capabilities in such a way that GMO can reasonably conclude that the broker is capable of achieving best execution.

The determination of what may constitute best execution involves a number of considerations in varying degrees of emphasis, including, without limitation, the overall net economic result to a Fund; the efficiency with which the transaction is effected; access to order flow; the ability of the executing broker to effect the transaction where a large block is involved; reliability (i.e., lack of failed trades); availability of the broker to stand ready to execute possibly difficult transactions in the future; technological capabilities of the broker, including but not limited to execution technology; the broker’s inventory of securities sought; reported broker flow; post-transaction reporting capabilities; the financial strength and stability of the broker; past bids and willingness to commit capital in the case of principal trades; and the relative weighting of opportunity costs (i.e., timeliness of execution) by different trading strategies. Due to the similarities among brokers in technological execution capabilities and commissions paid, GMO often allocates electronic or algorithmic equity trades across multiple brokers. Additionally, regulations in certain markets, particularly emerging markets, require GMO to identify and trade with one or a limited number of brokers. Most of the foregoing are subjective considerations made in advance of the trade and are not always borne out by the actual execution.

For spot currency trades, GMO generally executes trades through an independent electronic trading platform that nets buy and sell orders in the same currency and selects the counterparty providing the most competitive price for the resulting net trade. All of the buy and sell orders receive the price provided by the selected counterparty and each account trades independently with the counterparty. While the purpose of trading spot currency trades in this manner is to achieve a more favorable execution price for all clients, there can be no assurance that all clients will benefit or that they will benefit equally over time.

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For legal, regulatory and/or operational purposes, orders for some accounts may not be netted for price discovery (as described above). As a result, such accounts may receive inferior prices than accounts that are netted for price discovery even though the trades may be executed at or close to the same time and/or by the same counterparty.

Generally, GMO determines the overall reasonableness of brokerage commissions paid upon consideration of the relative merits of a number of factors, which may include: (i) the net economic effect to the particular Fund; (ii) historical and current commission rates; (iii) the kind and quality of the execution services rendered; (iv) the size and nature of the transactions effected; and (v) research services received. These factors are considered mostly over multiple transactions covering extended periods of time in varying degrees of emphasis. In some instances, GMO may evaluate best execution on principal bids based on the total commissions charged (the bid for handling a trade as a principal trade) because the trades were filled at the price set at an agreed upon time (e.g., previous night’s close). In those cases, any additional “impact” or cost is represented by the cents per share or basis points paid in addition to a typical commission rate. GMO may also direct trades to brokers/dealers based in part on the broker/dealers’ history of providing, and capability to continue providing, pricing information for securities purchased.

The Trust paid, on behalf of the Funds that commenced operations prior to the end of the most recent fiscal year, the following amounts in brokerage commissions during the three most recent fiscal years:

	March 1, 2015 Through February 29, 2016	March 1, 2016 Through February 29, 2017	March 1, 2017 Through February 28, 2018
Alpha Only Fund	$910,446	$76,686	$126,556
Asset Allocation Bond Fund	$49,637	$43,686	$0
Benchmark-Free Allocation Fund	$0	$0	$0
Benchmark-Free Fund	$610,195	$894,850	$972,820
Climate Change Fund	N/A	N/A	$13,280	[1]
Core Plus Bond Fund	$1,255	$4,199	$10,480
Emerging Country Debt Fund	$0	$0	$0
Emerging Domestic Opportunities Fund	$9,360,927	$10,544,236	$7,529,137
Emerging Markets Fund	$7,976,007	$8,393,122	$8,541,695
Foreign Small Companies Fund	$621,956	$735,594	$606,274
Global Asset Allocation Fund	$0	$0	$0
Global Developed Equity Allocation Fund	$0	$0	$0
Global Equity Allocation Fund	$0	$0	$0
Implementation Fund	$10,068,831	$7,383,786	$7,608,523
International Developed Equity Allocation Fund	$0	$0	$0
International Equity Allocation Fund	$0	$0	$0
International Equity Fund	$4,553,888	$2,316,564	$2,332,969
International Large/Mid Cap Equity Fund	$827,341	$569,741	$65,229
Opportunistic Income Fund	$2,077	$36,340	$45,318
Quality Fund	$795,672	$644,151	$451,807
Resources Fund	$204,659	$84,461	$133,668
Risk Premium Fund	$258,908	$124,504	$83,509
SGM Major Markets Fund	$220,829	$311,294	$411,804
Special Opportunities Fund	$585,204	$877,854	$73,879
Strategic Opportunities Allocation Fund	$1,896	$5,211	$0
Tax-Managed International Equities Fund	$163,731	$88,157	$53,180
U.S. Equity Fund	$870,979	$913,875	$393,872
U.S. Treasury Fund	$0	$0	$0

1 Reflects commissions generated from the Fund’s commencement of operations on April 5, 2017 through February 28, 2018.

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Differences in the amount of brokerage commissions paid by a Fund during a Fund’s three most recent fiscal years (as disclosed in the table above) are generally the result of (i) active trading strategies employed by GMO when responding to changes in market conditions; (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions; (iii) rebalancing portfolios to reflect GMO’s desired allocations (which in many cases are determined by GMO’s portfolio management models); (iv) changes in commission rates in the relevant markets; or (v) the use of principal trades. Changes in the amount of brokerage commissions paid by a Fund do not reflect material changes in the Fund’s investment objective or strategies.

For those Funds that commenced operations prior to the end of the most recent fiscal year, the following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended February 28, 2018, the name of each such broker or dealer, and the value of each Fund’s aggregate holdings of the securities of each issuer as of February 28, 2018:

Name of Fund	Name of Broker or Dealer	Aggregate Value of Holdings as of February 28, 2018
Benchmark-Free Fund	Alliance Bernstein L.P.	$15,184,216
	Macquarie Group Ltd.	$762,946

Emerging Markets Fund	Yuanta Securities	$5,641,000

Implementation Fund	Alliance Bernstein L.P.	$35,943,312
	Macquarie Group Ltd.	$2,803,178
	UBS AG	$174,170

International Equity Fund	Alliance Bernstein L.P.	$112,300,814
	BNP Paribas	$66,759,800
	Nomura Holdings Inc.	$547,065

International Large/Mid Cap Equity Fund	Alliance Bernstein L.P.	$2,245,059
	Macquarie Group Ltd.	$201,519

Tax-Managed International Equities Fund	Alliance Bernstein L.P.	$826,730

U.S. Equity Fund	Investment Technology Group Inc.	$354,778
	JPMorgan Chase & Co.	$32,243,327

High Yield Fund had not commenced operations prior to February 28, 2018 and, therefore, did not pay any amounts in brokerage commissions or acquire securities of any brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended February 28, 2018.

Due to restrictions under the 1940 Act, it is possible that, as the result of certain affiliations between a broker or its affiliates and a Fund, GMO or the Fund’s distributor, all of the Funds may refrain, or be required to refrain, from engaging in principal trades with such broker. Additionally, the Funds may be restricted in their ability to purchase securities issued by affiliates of the Funds’ distributor.

Additional Conflicts of Interest. GMO may have conflicts of interest in addition to those discussed above. Conflicts may also arise in cases when clients with different strategies invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. It is also possible that GMO may cause a client to engage in short sales of or take a short position in an investment owned or being purchased by other client accounts managed by GMO or vice versa. These positions and actions may adversely affect or benefit different clients at different times. In addition, purchases or sales of the same investment may be made for two or more clients on the same date. There can be no assurance that a client will not receive less (or more) of a certain investment than it would otherwise receive if GMO did not have a conflict of interest among clients. In effecting transactions, it may not be possible, or consistent with the investment objectives of GMO’s various clients, to purchase or sell securities at the same time at the same prices.

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PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to GMO. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures GMO follows when voting proxies on behalf of the Funds. The Trust’s proxy voting policy and GMO’s proxy voting policies and procedures are attached to this SAI as Appendix C.

GMO’s proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge on GMO’s website at www.gmo.com and on the SEC’s website at www.sec.gov no later than August 31 of each year.

DISCLOSURE OF PORTFOLIO HOLDINGS

The policy of the Trust is to protect the confidentiality of each Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved such a policy and material amendments require its approval. The Trust’s portfolio holdings disclosure policy is attached to this SAI as Appendix D.

Ongoing Arrangements to Make Portfolio Holdings Available.   Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (generally, daily, except with respect to Fidessa Buy-side Inc., which receives holdings as necessary in connection with the services it provides to the Funds) to the following entities that provide on-going services to the Funds in connection with their day-to-day operations and management, provided that they agree to, or have a duty to, maintain this information in confidence:

Name of Recipient	Funds	Purpose of Disclosure
State Street Bank and Trust Company	All Funds	Custodial and fund accounting services Compliance Testing
Brown Brothers Harriman & Co.	Emerging Markets Fund	Custodial services (India)
MSCI	All Funds	Performance Analytics
PricewaterhouseCoopers LLP	All Funds	Independent registered public accounting firm
Institutional Shareholder Services Inc.	All Funds	Proxy voting services
Interactive Data Corporation	All Funds	Fair value pricing
Super Derivatives, Inc.	All Funds	Derivative valuations
Markit	All Funds	Derivative valuations and corporate actions services
TriOptima AB	All Funds	Portfolio derivative reconciliations
FactSet	All Funds	Data service provider
Goldman, Sachs & Co. and affiliates	Implementation Fund and Risk Premium Fund	Prime brokerage arrangement
Morgan Stanley & Co. LLC and affiliates	Implementation Fund and Risk Premium Fund	Prime brokerage arrangement
Ernst & Young LLP and/or its affiliates	All Funds	Consulting and local tax services
Fidessa Buy-side Inc. (Sentinel Trading Compliance)	All Funds	Compliance Testing

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Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

Name of Recipient	Funds	Purpose of Disclosure
StarCompliance, LLC	All Funds	Software provider for Code of Ethics monitoring system

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust” or “Declaration”) dated June 24, 1985, as amended and restated March 9, 2016, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a “series investment company” that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. Each Fund is a series of the Trust. The fiscal year for each Fund ends on the last day of February.

Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of  31 series: Alpha Only Fund; Asset Allocation Bond Fund; Benchmark-Free Allocation Fund; Benchmark-Free Fund; Climate Change Fund; Core Plus Bond Fund; Emerging Country Debt Fund; Emerging Domestic Opportunities Fund; Emerging Markets Fund; Foreign Small Companies Fund; GAAR Implementation Fund; Global Asset Allocation Fund; Global Developed Equity Allocation Fund; Global Equity Allocation Fund; High Yield Fund; High Quality Short-Duration Bond Fund; Implementation Fund; International Developed Equity Allocation Fund; International Equity Allocation Fund; International Equity Fund; International Large/Mid Cap Equity Fund; Opportunistic Income Fund; Quality Fund; Resources Fund; Risk Premium Fund; SGM Major Markets Fund; Special Opportunities Fund; Strategic Opportunities Allocation Fund; Tax-Managed International Equities Fund; U.S. Equity Fund; and U.S. Treasury Fund.

Prior to December 1, 2015, SGM Major Markets Fund was known as “GMO Systematic Global Macro Opportunity Fund.” Prior to June 25, 2014, SGM Major Markets Fund was known as “GMO Alternative Asset Opportunity Fund.” Prior to March 8, 2018, U.S. Equity Fund was known as “GMO U.S. Equity Allocation Fund.” Prior to June 30, 2014, U.S. Equity Fund was known as “GMO U.S. Core Equity Fund.” Prior to February 12, 2014, Global Developed Equity Allocation Fund was known as “GMO World Opportunities Equity Allocation Fund,” International Developed Equity Allocation Fund was known as “GMO International Opportunities Equity Allocation Fund,” International Equity Fund was known as “GMO International Intrinsic Value Fund,” and International Large/Mid Cap Equity Fund was known as “GMO International Core Equity Fund.” Prior to September 15, 2011, Global Asset Allocation Fund was known as “GMO Global Balanced Asset Allocation Fund.”

GMO Opportunistic Income Fund is the accounting and performance successor to GMO Debt Opportunities Fund, a former series of GMO Trust (the “Predecessor Fund”). The Predecessor Fund merged into GMO Opportunistic Income Fund (which was known as “GMO Short-Duration Collateral Fund” prior to the merger) on February 12, 2014. From February 12, 2014 through December 31, 2016, the Fund operated as “GMO Debt Opportunities Fund.” Effective January 1, 2017, GMO Debt Opportunities Fund was renamed “GMO Opportunistic Income Fund.”

Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to make such charges.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to ten classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, Class M Shares, and Class MF Shares.

The Trustees also may, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders’ investments in such a portfolio would be evidenced by a separate series of shares.

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The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees also may terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

The Declaration of Trust provides that, subject to the provisions of the Declaration of Trust, the business of the Trust shall be managed by the Trustees, and the Trustees shall have all powers necessary or convenient to carry out that responsibility including the exclusive power to bring, permit or maintain any action, proceeding or claim on behalf of the Trust or any Fund. The Declaration of Trust further provides that shares of the Funds give shareholders only the rights provided in the Declaration of Trust, and that among the rights shareholders shall not have unless expressly provided by the by-laws of the Trust or expressly provided by law and not permitted to be waived are rights to: (i) enforce contractual claims of the Trust or any Fund; (ii) assert claims against the Trust or any Fund or its Trustees, officers or service providers; (iii) assert derivative claims on behalf of the Trust or any Fund involving any alleged harm to the Trust or any Fund; or (iv) bring a claim on behalf of any other shareholder.

The Trust’s Amended and Restated By-Laws (the “By-Laws”) provide that the laws of The Commonwealth of Massachusetts shall govern the validity, interpretation, construction and effect of the By-Laws and the operations of the Trust, including, absent a provision to the contrary therein, any contract between the Trust and any party relating to the provision of investment advisory, administrative or distribution services to the Trust. The By-Laws further provide that, absent the consent of all parties, the sole and exclusive forum for: (i) any action or proceeding brought by or on behalf of the Trust or any Fund or shareholders against the Trust, any Fund, the Trust’s investment adviser, or the Trustees, officers or employees of the Trust; and (ii) any action arising under or to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws or any investment advisory agreement, among other types of enumerated claims, shall be the federal courts sitting within the City of Boston or the Business Litigation Session of the Massachusetts Superior Court. The By-Laws also provide that no shareholder shall have the right to bring or maintain any court action or other proceeding (including but not limited to any putative class action) asserting a derivative claim without first making written demand on the Trustees, and that any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim shall be binding upon shareholders. The By-Laws define “derivative” and “direct” shareholder claims, and provide that a “direct” claim shall refer to: (i) a claim based upon alleged violations of a shareholder’s individual rights distinct from any harm to the Trust or a Fund or other individual shareholders, including a particular shareholder’s voting rights, rights to a dividend payment, rights to inspect books and records, or other similar rights personal to the shareholder and distinct from any harm to the Trust or a Fund or other individual shareholders; and (ii) a claim for which a direct shareholder action is expressly provided under the U.S. federal securities laws. Any other claim asserted by a shareholders is considered a “derivative” claim (and subject to the demand requirements) under the By-Laws.

Copies of the Trust’s Declaration of Trust and By-Laws, as amended from time to time, have been filed with the SEC as exhibits to the Trust’s registration statement, and are available on the EDGAR database on the SEC’s website at www.sec.gov.

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On March 15, 2018, the following shareholders held beneficially (unless otherwise indicated) greater than 25% of the outstanding shares of a Fund offered in the Prospectus. For each shareholder listed that is not an individual, the jurisdiction under the laws of which the shareholder is organized (if applicable) and any parent company of the shareholder are listed, if known:

Fund	Shareholders	Jurisdiction of Organization	Parent Company
GMO Alpha Only Fund	Asset Allocation Trust	MA	N/A
Wells Fargo Funds Management, LLC
200 Berkeley Street
21st Floor - Fund Administration
Boston, MA 02116

	GMO Global Asset Allocation Fund	MA	N/A
c/o GMO
40 Rowes Wharf
Boston, MA 02110
GMO Asset Allocation Bond Fund	Asset Allocation Trust	MA	N/A
Wells Fargo Funds Management, LLC
200 Berkeley Street
21st Floor - Fund Administration
Boston, MA 02116

	GMO Global Asset Allocation Fund	MA	N/A
c/o GMO
40 Rowes Wharf
Boston, MA 02110
GMO Benchmark Free Allocation Fund	Wells Fargo Funds Management FBO	CA	N/A
Wells Fargo Absolute Return Fund
525 Market St, 12th Floor
San Francisco, CA 94105
GMO Core Plus Bond Fund	Asset Allocation Trust	MA	N/A
Wells Fargo Funds Management, LLC
200 Berkeley Street
21st Floor - Fund Administration
Boston, MA 02116

	GMO Global Asset Allocation Fund	MA	N/A
c/o GMO
40 Rowes Wharf
Boston, MA 02110
GMO Foreign Small Companies Fund	Caisse De Retraite D’Hydro-Quebec 75 Rene-Levesque Blvd West, 5th Floor Montreal, Quebec, Canada H2Z 1A4	Canada	N/A
	The Northern Trust Company as Custodian	IL	N/A
FBO International Brotherhood of Painters
50 S. LaSalle Street
Chicago, IL 60603

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Fund	Shareholders	Jurisdiction of Organization	Parent Company
GMO Global Developed Equity Allocation Fund	Motion Picture Industry Individual Account Plan 11365 Ventura Boulevard PO Box 1999 Studio City, CA 91604	CA	N/A
	The Northern Trust Company as Trustee FBO Motion Picture Industry Pension Plan 801 S. Canal Street Chicago, IL 60607	IL	N/A
GMO Implementation Fund	GMO Benchmark Free Allocation Fund	MA	N/A
c/o GMO
40 Rowes Wharf
Boston, MA 02110
GMO International Large/Mid Cap	UMWA 1974 Pension Trust	DC	N/A
Equity Fund	2121 K Street NW
Suite 350
Washington, DC 20037
GMO Opportunistic Income Fund	GMO Benchmark Free Allocation Fund	MA	N/A
c/o GMO
40 Rowes Wharf
Boston, MA 02110
GMO Resources Fund	The Trustees Of Princeton University	NJ	N/A
P.O. Box 35
Princeton, NJ 08544
GMO Risk Premium Fund	Asset Allocation Trust	MA	N/A
Wells Fargo Funds Management, LLC
200 Berkeley Street
21st Floor - Fund Administration
Boston, MA 02116

	GMO Global Asset Allocation Fund	MA	N/A
c/o GMO
40 Rowes Wharf
Boston, MA 02110
GMO SGM Major Markets Fund	GMO Benchmark Free Allocation Fund	MA	N/A
c/o GMO
40 Rowes Wharf
Boston, MA 02110
GMO Special Opportunities Fund	GMO Benchmark Free Allocation Fund	MA	N/A
c/o GMO
40 Rowes Wharf
Boston, MA 02110

	GMO Benchmark-Free Fund	MA	N/A
c/o GMO
40 Rowes Wharf
Boston, MA 02110
GMO U.S. Equity Fund	GMO Global (US+) Equity Allocation Fund	MA	N/A
c/o GMO
40 Rowes Wharf
Boston, MA 02110
GMO U.S. Treasury Fund	GMO SGM Major Markets Fund	MA	N/A
c/o GMO
40 Rowes Wharf
Boston, MA 02110

The above shareholders may be deemed to “control” their respective series as such term is defined in the 1940 Act.

112

Shareholders should be aware that to the extent a shareholder’s investment in a Fund exceeds certain threshold amounts or percentages, the investment may constitute a reportable acquisition under the Hart-Scott-Rodino Act (“HSR”) and the shareholder may be required to make a corresponding filing under HSR. HSR regulations are complex and shareholders should consult their legal advisers about the precise HSR filing consequences of an investment in a Fund.

As of March 15, 2018, greater than 10% of the following Funds’ shares were held by accounts for which GMO has investment discretion: Emerging Country Debt Fund, International Equity Allocation Fund and Quality Fund. As of March 15, 2018, a significant portion of Emerging Markets Fund’s shares and SGM Major Markets Fund’s shares were held by accounts for which GMO has investment discretion. As of March 15, 2018, substantially all of the following Funds’ shares were held by accounts for which GMO has investment discretion: Alpha Only Fund, Asset Allocation Bond Fund, Benchmark-Free Fund, Core Plus Bond Fund, Implementation Fund, International Equity Fund, Opportunistic Income Fund, Risk Premium Fund, Special Opportunities Fund, Strategic Opportunities Allocation Fund, U.S. Equity Fund, and U.S. Treasury Fund.

VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.

Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by vote of a majority of the outstanding shares of the Trust entitled to vote, except that the Trustees may amend the Declaration of Trust without a shareholder vote (1) as described in Article III, Section 5 of the Declaration of Trust (permitting the Trustees to add to, delete, replace or otherwise modify any provisions relating to shares contained in the Declaration of Trust for the purpose of  (i) responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws applicable to the Trust, or (ii) designating and establishing series and classes); (2) for the purpose of changing the name of the Trust; or (3) for the purpose of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration of Trust.

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SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS’ SHARES

High Yield Fund commenced operations on or after the date of this SAI and, therefore, has no relevant information to report.

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO Alpha Only Fund as of March 15, 2018:

Name and Address	% Ownership
Sonoma County Employees’ Retirement Association 433 Aviation Boulevard, Suite 100 Santa Rosa, CA 95403	88.6

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV shares of the GMO Alpha Only Fund as of March 15, 2018:

Name and Address	% Ownership
Asset Allocation Trust Wells Fargo Funds Management, LLC Fund Administration 200 Berkeley Street, 21st Floor Boston, MA 02116	43.0
GMO Global Asset Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	33.8

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Stichting Pensioenfonds Atos Origin Burgemeester Rijnderslaan 30 Amstelveen 1185 MC Netherlands	14.9
Veba Partnership N LP Acct Name: GMO Alpha Only Fund 295 N. Maple Ave, Building 7 Basking Ridge, NJ 07920	8.1

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO Asset Allocation Bond Fund as of March 15, 2018:

Name and Address	% Ownership
Stichting Pensioenfonds Atos Origin Burgemeester Rijnderslaan 30 Amstelveen 1185 MC Netherlands	48.3
Teachers’ Retirement System of The City of New York 55 Water Street, 16th Floor New York, NY 10041	18.6
Neighborhood Health Plan c/o Partners Healthcare 101 Merrimac Street, 8th Floor Boston, MA 02114	15.8
Sonoma County Employees’ Retirement Association 433 Aviation Boulevard, Suite 100 Santa Rosa, CA 95403	10.5
Municipal Fire & Police Retirement System of Iowa 7155 Lake Drive, Suite 201 West Des Moines, IA 50266	6.8

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI shares of the GMO Asset Allocation Bond Fund as of March 15, 2018:

Name and Address	% Ownership
Asset Allocation Trust Wells Fargo Funds Management, LLC Fund Administration 200 Berkeley Street, 21st Floor Boston, MA 02116	50.1
GMO Global Asset Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	39.2
MAC & Co. FBO: Verizon, Bell Atlantic Master Trust Attn: Mutual Fund Operations 500 Grant Street Pittsburgh, PA 15258	6.2

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The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO Benchmark-Free Fund as of March 15, 2018:

Name and Address	% Ownership
State Street Bank & Trust Co. as Trustee for General Motors Hourly- Rate Employees’ Pension Trust State Street Global Services 1200 Crown Colony Drive Quincy, MA 02169	7.8
Maine Public Employees Retirement System P.O. Box 349 Augusta, ME 04332	6.7
Screen Actors Guild Producers Pension Plan 3601 West Olive Avenue Burbank, CA 91505	6.7
The Northern Trust Company on behalf of The Motion Picture Industry Individual Account Plan Public & Taft Hartley Plans 50 South LaSalle Street Chicago, IL 60675	6.6
The Northern Trust Company on behalf of The Motion Picture Industry Pension Plan Public & Taft Hartley Funds 50 South LaSalle Street Chicago, IL 60675	5.6
Abbott Abbvie Multiple Employer Pension Plan Trust 100 Abbott Park Rd. Abbott Park, IL 60064	5.1

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class MF shares of the GMO Benchmark-Free Allocation Fund as of March 15, 2018:

Name and Address	% Ownership
Wells Fargo Funds Management, LLC FBO Wells Fargo Absolute Return Fund 525 Market St, 12th Floor San Francisco, CA 94105	100.0

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO Benchmark-Free Allocation Fund as of March 15, 2018:

Name and Address	% Ownership
GMO Benchmark-Free Allocation Series Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	6.6

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV shares of the GMO Benchmark-Free Allocation Fund as of March 15, 2018:

116

Name and Address	% Ownership
The Northern Trust Company as Trustee FBO Centurylink DB Master Trust 50 S. LaSalle Chicago, IL 60603	14.8
Aspiriant Defensive Allocation Fund, a Series of Aspiriant Trust 11100 Santa Monica Blvd, Suite 600 Los Angeles, CA 90025	14.8
State Street Bank and Trust Co. (Re: IPS Real Return Strategies Limited) 720 West Bay Road. 3rd Floor Buckingham Square Grand Cayman KY1-1104	11.8
North Dakota Board of University and School Lands P.O. Box 5523 Bismarck, ND 58506	10.8
Fidelity Charitable Gift Fund 200 Seaport Boulevard, Z3B Boston, MA 02210	10.5
Hansjoerg Wyss Revocable Trust P.O. Box 11270 Jackson, WY 83002	7.0
Baylor Scott & White 2001 Bryan Street #2200 Dallas, TX 75201	5.2
Kaiser Permanente Group Trust One Kaiser Plaza Oakland, CA, 94612	5.1

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO Climate Change Fund as of March 15, 2018:

Name and Address	% Ownership
The Jeremy and Hannelore Grantham Environmental Trust 40 Rowes Wharf Boston, MA 02110	19.7
Thomas R. Hancock and Catherine A. Fullerton 99 Clark St. Belmont, MA 02478	19.5
The Frick Collection 1 East 70th Street New York, NY 10021	15.6
The New School 80 Fifth Avenue, 4th Floor New York, NY 10011	12.2
Arjun Divecha & Diana Divecha TR U/A DTD 11/10/92 161 Bret Harte Rd. Berkeley, CA 94708	7.8
World Wildlife Fund 1250 24th Street Washington, D.C. 20037	7.7
R. Jeremy Grantham 40 Rowes Wharf Boston, MA 02110	6.3

117

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO Core Plus Bond Fund as of March 15, 2018:

Name and Address	% Ownership
Sonoma County Employees’ Retirement Association 433 Aviation Boulevard, Suite 100 Santa Rosa, CA 95403	39.2
Municipal Fire & Police Retirement System of Iowa 7155 Lake Drive, Suite 201 West Des Moines, IA 50266	20.2
Saint Mary’s Hospital Retirement Plan 200 First Street SW Rochester, MN 55906	15.4
Mayo Foundation for Medical Education and Research Florida 200 First Street SW Rochester, MN 55905	8.6
Rochester Methodist Hospital Hourly Employee’s Pension Plan 200 First Street SW Rochester, MN 55906	8.3
Mayo Foundation for Medical Education and Research 200 First Street SW Rochester, MN 55905	6.8

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV shares of the GMO Core Plus Bond Fund as of March 15, 2018:

Name and Address	% Ownership
Asset Allocation Trust Wells Fargo Funds Management LLC Fund Administration 200 Berkeley Street, 21st Floor Boston, MA 02116	34.6
GMO Global Asset Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	27.0
GMO Strategic Opportunities Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	10.8
Stichting Pensioenfonds Atos Origin Burgemeester Rijnderslaan 30 Amstelveen 1185 MC Netherlands	10.5
MAC and Co. FBO: Verizon, Bell Atlantic Master Trust Attn: Mutual Fund Operations 500 Grant Street Pittsburgh, PA 15258	6.8

118

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO Emerging Country Debt Fund as of March 15, 2018:

Name and Address	% Ownership
CIBC Mellon Trust Company as Trustee of The Canadian Master Trust Fund 320 Bay Street, Ground Floor Toronto, Ontario M5H 4A6 Canada	9.3
Bank Lombard Odier & Co. Ltd FBO Rentes Genevoises 11, Rue De La Corraterie 1204 Geneva Switzerland	9.3
Northern Trust as Custodian FBO Praxair Pension Plan P.O. Box 92956 Chicago, IL 60675	7.1
Pension Plans Master Trust for Alcoa USA Corp. 201 Isabella St. Pittsburgh, PA, 15212	5.2

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV shares of the GMO Emerging Country Debt Fund as of March 15, 2018:

Name and Address	% Ownership
SCRSIC As Fiduciary For The South Carolina Retirement Systems Group Trust 1201 Main Street, Suite 1510 Columbia, SC 29201	12.4
GMO Benchmark-Free Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	11.8
San Francisco City & County Retirement System 1145 Market Street 5th Floor San Francisco, CA 94103	9.1

119

J.P. Morgan Nominees Australia Limited ACF Funds SA 45 Pirie Street, Level 12 Adelaide, South Australia 5000 Australia	9.0
Caisse De Depot Et Placement Du Quebec 1000 Place Jean-Paul-Riopelle Montreal, Quebec, H2Z 2B3 Canada	8.6
Municipal Employees’ Retirement System of Michigan 1134 Municipal Way Lansing, MI 48917	7.2
The Northern Trust Company As Trustee FBO Centurylink DB Master Trust P.O. Box 92956 Chicago, IL 60675	7.1
Lombard Odier Darier Hentsch & Cie MBS Capital FBO: Ciepp Rue De La Corraterie 11 1204 Geneva Switzerland	6.6
The Coca-Cola Company Master Retirement Trust One Coca-Cola Plaza Atlanta, GA, 30313	5.4

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II shares of the GMO Emerging Domestic Opportunities Fund as of March 15, 2018:

Name and Address	% Ownership
The J. Paul Getty Trust 1200 Getty Center Drive, Suite 400 Los Angeles, CA 90049	7.1
The JPB Foundation 875 Third Avenue, 29th Floor New York, NY 10022	6.7
MAC & Co. FBO: Metropolitan Government Of Nashville And Davidson County 500 Grant Street Pittsburgh, PA 15258	6.3
BF Global LP 199 Fremont St. 22nd Floor San Francisco, CA 94105	5.4
Doris Duke Foundation 650 Fifth Avenue 19th Floor New York, NY 10019	5.2

120

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO Emerging Domestic Opportunities Fund as of March 15, 2018:

Name and Address	% Ownership
ABB Inc. Master Trust 187 Danbury Road, Suite 1E Wilton, CT 06877	51.0
MAC & Co. FBO: Memorial Hermann Healthcare System Operating Fund 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230	37.3
MAC & Co. FBO: Memorial Hermann Healthcare System Pension Plan 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230	11.7

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV shares of the GMO Emerging Domestic Opportunities Fund as of March 15, 2018:

Name and Address	% Ownership
The Ford Foundation 320 East 43rd Street New York, NY 10017	56.4
The Northern Trust Company as Trustee FBO CSAA Insurance Exchange P.O. Box 92956 Chicago, IL 60675	43.6

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class V shares of the GMO Emerging Domestic Opportunities Fund as of March 15, 2018:

Name and Address	% Ownership
The Board of Trustees of the Colleges of Applied Arts & Technology Pension Plan 250 Yonge Street, Suite 2900 P.O. Box 40 Toronto, Ontario M5B 2L7 Canada	29.2
Virginia Retirement System PO Box 2500 Richmond, VA 23218	25.6
Partners Healthcare System Pooled Investment Accounts Treasury 101 Merrimac Street, 8th Floor Boston, MA 02114	11.8
State Street Australia Limited ACF Sunsuper Superannuation Fund 420 George Street, Level 14 Sydney NSW 2000 Australia	11.2
Partners Healthcare Master Trust For ERISA Assets Treasury 101 Merrimac Street, 8th Floor Boston, MA 02114	9.4

121

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II shares of the GMO Emerging Markets Fund as of March 15, 2018:

Name and Address	% Ownership
The Northern Trust Company Trustee FBO Snap-On Inc. 801 S. Canal Street Chicago, IL 60607	10.5
Municipal Fire & Police Retirement System of Iowa 7155 Lake Drive, Suite 201 West Des Moines, IA 50266	9.2
Board of Regents of The University of Wisconsin System c/o UW System Trust Funds 780 Regent Street, Room 221 Madison, WI 53715	8.6
The Northern Trust Company as Custodian FBO Pomona College P.O. Box 92956 Chicago, IL 60675	7.2

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO Emerging Markets Fund as of March 15, 2018:

Name and Address	% Ownership
J.P. Morgan Chase Bank N.A. as Directed Trustee for the BASF Corporation Defined Benefit Plan Master Trust 100 Park Avenue Florham Park, NJ 07932	20.5
The Northern Trust Company as Custodian FBO The University Of Alabama P.O. Box 92956 Chicago, IL 60675	19.2
MAC & Co. FBO Cargill, Inc. & Associated Companies Master Pension Trust 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230	17.0
Trustees of The Cope 378 / ICBC Pension Plan 151 West Esplanade Avenue North Vancouver, BC V7M 3H9 Canada	13.4
The Northern Trust Company as Custodian FBO The University Of Alabama P.O. Box 92956 Chicago, IL 60675	9.9
Gothic Corporation c/o DUMAC, LLC 280 South Mangum Street, Suite 210 Durham, NC 27701	7.4

122

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV shares of the GMO Emerging Markets Fund as of March 15, 2018:

Name and Address	% Ownership
The Trustees of Princeton University PO Box 35 Princeton, NJ 08544	79.4
Strategic Advisers Emerging Markets Fund 82 Devonshire Street Boston, MA 02109	20.6

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class V shares of the GMO Emerging Markets Fund as of March 15, 2018:

Name and Address	% Ownership
Stichting Pensioenfonds Atos Origin Burgemeester Rijnderslaan 30 Amstelveen 1185 MC Netherlands	84.7
Neighborhood Health Plan c/o Partners Healthcare 101 Merrimac Street, 8th Floor Boston, MA 02114	15.9

123

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI shares of the GMO Emerging Markets Fund as of March 15, 2018:

Name and Address	% Ownership
GMO Global (US+) Equity Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	17.1
Asset Allocation Trust Wells Fargo Funds Management, LLC Fund Administration 200 Berkeley Street, 21st Floor Boston, MA 02116	16.7
GMO Benchmark-Free Fund GMO LLC 40 Rowes Wharf Boston, MA 02110	16.0
GMO Global Asset Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	13.1
GMO International Equity Allocation Fund GMO LLC 40 Rowes Wharf Boston, MA 02110	11.0
GMO Strategic Opportunities Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	8.6
State Street Bank and Trust Company as Trustee for The Northrop Grumman Corporation Pension Master Retirement Trust 2 Avenue De Lafayette, LCC1E Boston, MA 02111	6.2

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO Foreign Small Companies Fund as of March 15, 2018:

Name and Address	% Ownership
The Northern Trust Company as Custodian FBO International Brotherhood of Painters 50 S. LaSalle Street Chicago, IL 60603	67.7
SEI Private Trust Company c/o Compass University of Arizona Endowment Mutual Funds One Freedom Valley Drive Oaks, PA 19456	29.3

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV shares of the GMO Foreign Small Companies Fund as of March 15, 2018:

Name and Address	% Ownership
Caisse De Retraite D’Hydro-Quebec 75 Rene-Levesque Bouvelard West, 5th Floor Montreal, Quebec H2Z 1A4 Canada	92.7

124

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO Global Asset Allocation Fund as of March 15, 2018:

Name and Address	% Ownership
Wells Fargo Bank NA FBO Multicare Health – GMO GAA Global #11626820 PO Box 1533 Minneapolis, MN 55480	7.7
GMO Global Asset Allocation Series Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	7.2
New York Hotel Trade Council and Hotel Association of New York City Inc. Pension Fund 305 West 44th Street New York, NY 10036	6.0
State Street Bank & Trust Co. as Trustee For DTE Energy Company Affiliates Employee Benefit Plans Master Trust 1200 Crown Colony Drive Quincy, MA 02169	5.7

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO Global Developed Equity Allocation Fund as of March 15, 2018:

Name and Address	% Ownership
Motion Picture Industry Individual Account Plan 11365 Ventura Boulevard PO Box 1999 Studio City, CA 91604	33.6
The Northern Trust Company as Trustee FBO Motion Picture Industry Pension Plan 801 S. Canal Street Chicago, IL 60607	29.3
Bank Lombard Odier & Co. Ltd FAO CP Police Rue De La Corraterie 1204 Geneva Switzerland	8.4
Nordion Retirement Plan, RBC Dexia Investor Services Trust 155 Wellington Street West, 2nd Floor Toronto, ON, Canada, M5V 3L3	6.3

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO Global Equity Allocation Fund as of March 15, 2018:

Name and Address	% Ownership
Arkansas Teacher Retirement System 1400 West Third Street Little Rock, AR 72201	18.0
Navy Federal Credit Union Employees’ Retirement Plan Plan Sponsor: Navy Federal Credit Union 820 Follin Lane Vienna, VA 22180	8.8

125

San Diego City Employees’ Retirement System 401 West A Street, Suite 400 San Diego, CA 92101	8.7
MAC & Co. FBO Corning Incorporated Pension Plan 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230	7.5
MAC & Co. FBO City of Phoenix Employees Retirement 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230	5.6
City of Kansas City Missouri Employees’ Retirement System 414 E 12th Street Kansas City, MO 64106	5.0

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding shares of the GMO Implementation Fund as of March 15, 2018:

Name and Address	% Ownership
GMO Benchmark-Free Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	95.4

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO International Developed Equity Allocation Fund as of March 15, 2018:

Name and Address	% Ownership
McMaster University Master Trust Treasury Operations 1280 Main Street West, Room 417 Hamilton, ON L8S 4L8 Canada	21.7
MAC & Co. FBO: Lehigh Valley Hospital- Pension Trust 525 William Penn Place, Room 153-3603 P.O. Box 3198 Pittsburgh, PA 15230	16.6
MAC & Co. FBO: Lehigh Valley Hospital- Non Pension 525 William Penn Place, Room 153-3603 P.O. Box 3198 Pittsburgh, PA 15230	16.0
Park Randolph & Co P.O. Box 17400 Urbana, IL 61801	12.0
Teco Energy Group Retirement Plan 702 N. Franklin Street Tampa, FL 33601	11.2
MAC & Co. FBO: PCS Administration (USA), Inc. Master Trust P.O. Box 3198 RM 153-3603 Pittsburgh, PA 15230	10.0

126

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO International Equity Allocation Fund as of March 15, 2018:

Name and Address	% Ownership
GMO International Equity Allocation Series Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	26.6
The Northern Trust Company as Trustee FBO CenturyLink 801 S. Canal Street Chicago, IL 60607	18.5
The Savannah River Nuclear Solutions LLC Multiple Employer Pension Plan Building 703-47A, Room 114 Aiken, SC 29808	12.7
MAC & Co. FBO: Metro Government of Nashville & Davidson County 500 Grant St. Pittsburgh, PA 15258	11.3
Saskatchewan Telecommunications Pension Plan 2121 Saskatchewan Drive, 6th Floor Regina, Saskatchewan S4P3Y2 Canada	7.2

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II shares of the GMO International Equity Fund as of March 15, 2018:

Name and Address	% Ownership
The Hopkins Committee of Trustees Inc. 986 Forest Road New Haven, CT 06515	43.3
SEI Private Trust Co., c/o Suntrust Bank FBO MCNC Endowment One Freedom Valley Drive Oaks, PA 19456	28.7
Quality Visions International Inc. 850 Hudson Avenue Rochester, NY 14621	7.8
Keybank TTEE FBO Cleveland Newspaper Publishers Guild P.O. Box 94871 Cleveland, OH 44101	7.0
Rosenthal-Catalyst Investment LLC 1421 Soniat Street New Orleans, LA 70115	6.2
Hopke Partnership 7422 Hampden Lane Bethesda, MD 20814	5.2

127

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO International Equity Fund as of March 15, 2018:

Name and Address	% Ownership
Charles Schwab & Co., Inc. Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	57.6
Harris County Hospital District Pension Plan 2525 Holly Hall Houston, TX 77054	14.7
Municipal Fire & Police Retirement System of Iowa 7155 Lake Drive, Suite 201 West Des Moines, IA 50266	10.2
Sonoma County Employees’ Retirement Association 433 Aviation Boulevard, Suite 100 Santa Rosa, CA 95403	6.2
World Wildlife Fund 1250 24th Street NW Washington, D.C. 20037	5.5

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV shares of the GMO International Equity Fund as of March 15, 2018:

Name and Address	% Ownership
GMO Global (US+) Equity Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	19.8
GMO International Equity Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	16.0
Asset Allocation Trust Wells Fargo Funds Management, LLC Fund Administration 200 Berkeley Street, 21st Floor Boston, MA 02116	14.7

128

GMO International Developed Equity Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	13.2
GMO Global Asset Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	11.4
GMO Strategic Opportunities Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	7.7
State Street Bank and Trust Company as Trustee for The Northrop Grumman Corporation Pension Master Retirement Trust 2 Avenue De Lafayette, LCC1E Boston, MA 02111	7.0
GMO Global Developed Equity Fund Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	4.8

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO International Large/Mid Cap Equity Fund as of March 15, 2018:

Name and Address	% Ownership
UMWA 1974 Pension Trust 2121 K Street NW, Suite 350 Washington, DC 20037	95.7

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV shares of the GMO International Large/Mid Cap Equity Fund as of March 15, 2018:

Name and Address	% Ownership
Kristin W. Zammit 3 Shorehaven Road Norwalk, CT 06855	74.2
State Street Bank & Trust Co. FBO: Domenic Esposito SEP IRA 300 Summer Street Westwood, MA 02090	7.1

129

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI shares of the GMO Opportunistic Income Fund as of March 15, 2018:

Name and Address	% Ownership
GMO Benchmark-Free Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	44.9
GMO Benchmark-Free Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	18.1
GMO Core Plus Bond Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	16.1
Asset Allocation Trust Wells Fargo Funds Management, LLC Fund Administration 200 Berkeley Street, 21st Floor Boston, MA 02116	5.3

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV shares of the GMO Quality Fund as of March 15, 2018:

Name and Address	% Ownership
Board of Trustees of Michigan State University 412 Administration Building East Lansing, MI 48824	19.4
Daniels Fund 101 Monroe St Denver, CO 80206	18.3
BF Global LP 199 Fremont Street, 22nd Floor San Francisco, CA 94105	16.0
North Shore University Health System 1301 Central Street Evanston, IL 60201	15.2
JP Morgan Chase, as Directed Trustee for the 21st Century Fox America, Inc. Master Trust 1 Chase Manhattan Plaza, 19th Floor New York, NY 10005	10.8
Trustees of The University of Pennsylvania D/B/A University of Pennsylvania Health System 1500 Market Street, 8th Floor, West Tower Philadelphia, PA 19102	10.7

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class V shares of the GMO Quality Fund as of March 15, 2018:

Name and Address	% Ownership
Stichting Pensioenfonds Atos Origin Burgemeester Rijnderslaan 30 Amstelveen 1185 MC Netherlands	38.6
Directors Guild of America – Producer Pension Plan Basic Benefit Plan 5055 Wilshire Blvd, Suite 600 Los Angeles, CA 90036	31.5
Directors Guild of America – Producer Pension Plan Supplemental Benefit Plan 5055 Wilshire Blvd, Suite 600 Los Angeles, CA 90036	29.9

130

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI shares of the GMO Quality Fund as of March 15, 2018:

Name and Address	% Ownership

Global Trust Company FBO Intel Retirement Plans Collective Investment Trust 12 Gill Street Woburn, MA 01801	20.5
GMO Global (US+) Equity Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	11.6
Chase Nominees Limited P.O. Box 18171 London Wall London United Kingdom EC2Y 5AJ	9.9
Aspiriant Risk-Managed Equity Allocation Fund 11100 Santa Monica Blvd, Suite 600 Los Angeles, CA 90025	8.9
Asset Allocation Trust Wells Fargo Funds Management, LLC Fund Administration 200 Berkeley Street, 21st Floor Boston, MA 02116	6.4
GMO Global Asset Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	5.0

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO Resources Fund as of March 15, 2018:

Name and Address	% Ownership
Michelson Medical Research Foundation Inc. 11755 Wilshire Blvd., Suite 1400 Los Angeles, CA 90025	26.4
GMO Resources Series Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	20.0
Princeton Area Community Foundation 15 Princess Road Lawrenceville, NJ 08648	17.9
Princeton Theological Seminary 64 Mercer Street Princeton, NJ 08542	10.1
Found Animals Legislative Fund, Inc. 11755 Wilshire Blvd., Suite 1400 Los Angeles, CA 90025	7.5

131

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV shares of the GMO Resources Fund as of March 15, 2018:

Name and Address	% Ownership
The Trustees of Princeton University PO Box 35 Princeton, NJ 08544	91.7

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO Risk Premium Fund as of March 15, 2018:

Name and Address	% Ownership
Sonoma County Employees’ Retirement Association 433 Aviation Boulevard, Suite 100 Santa Rosa, CA 95403	96.1

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI shares of the GMO Risk Premium Fund as of March 15, 2018:

Name and Address	% Ownership
Asset Allocation Trust Wells Fargo Funds Management, LLC Fund Administration 200 Berkeley Street, 21st Floor Boston, MA 02116	55.6
GMO Global Asset Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	43.8

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO SGM Major Markets Fund as of March 15, 2018:

Name and Address	% Ownership
Park Randolph & Co Attn: Trust Operations P.O. Box 17400 Urbana, IL 61801	84.1
Sonoma County Employees’ Retirement Association 433 Aviation Boulevard, Suite 100 Santa Rosa, CA 95403	14.6

132

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV shares of the GMO SGM Major Markets Fund as of March 15, 2018:

Name and Address	% Ownership
Teachers’ Retirement System of the City of New York 55 Water Street, 16th Floor New York, NY 10041	100.0

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI shares of the GMO SGM Major Markets Fund as of March 15, 2018:

Name and Address	% Ownership
GMO Benchmark-Free Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	55.1
GMO Benchmark-Free Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	10.0
Asset Allocation Trust Wells Fargo Funds Management, LLC Fund Administration 200 Berkeley Street, 21st Floor Boston, MA 02116	5.2

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI shares of the GMO Special Opportunities Fund as of March 15, 2018:

Name and Address	% Ownership
GMO Benchmark-Free Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	64.6
GMO Benchmark-Free Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	31.6

133

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO Strategic Opportunities Allocation Fund as of March 15, 2018:

Name and Address	% Ownership
MAC & Co. FBO Parker-Hannifin Corporation 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230	10.5
Comerica Bank Trustee under the Consumers Energy Pension Plan 411 W. Lafayette Ave Detroit, MI 48826	7.5
MAC & Co. Bert Bell/Pete Rozelle NFL Player Retirement Plan Mutual Fund Operations 500 Grant Street Pittsburgh, PA 15258	7.3
Board of Regents of The University of Wisconsin System c/o UW System Trust Funds 780 Regent Street, Room 221 Madison, WI 53715	6.8
Northern Trust as Custodian FBO Johns Hopkins Health System Corporation Master Trust P.O. Box 92956 Chicago, IL 60675	6.1
Northern Trust as Custodian FBO Johns Hopkins Health System Corporation OCIP P.O. Box 92956 Chicago, IL 60675	6.1
The Memorial Foundation Inc. 100 Bluegrass Commons Boulevard, Suite 320 Hendersonville, TN 37075	5.9
MCPHS University 179 Longwood Ave. Boston, MA 02115	5.3

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO Tax-Managed International Equities Fund as of March 15, 2018:

Name and Address	% Ownership
Ayer Grantham LP 400 Essex Street P.O. Box 5600 Beverly Farms, MA 01915	20.3
The Northern Trust Company as Trustee of Mars Benefit Trust P O Box 92956 Chicago, IL 60675	19.8
Sequoia Enterprises, LP 450 Newport Center Drive, Suite 450 Newport Beach, CA 92660	17.1
Laurance R Hoagland Jr., Susan S. Briggs & Murray B. Dey, Trustees of the Trust under the Will Flora L. Hewlett dated 10/5/77 671 Oak Grove Avenue, Suite J Menlo Park, CA 94025	10.1
Freya Fanning & Company, LLC 400 Essex Street, P.O. Box 5600 Beverly, MA 01915	7.7
Melvin B. Lane Non-Exempt Marital Trust 1100 Alma Street, #104 Menlo Park, CA 94025	5.2

134

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III shares of the GMO U.S. Equity Fund as of March 15, 2018:

Name and Address	% Ownership
Municipal Fire & Police Retirement System of Iowa 7155 Lake Drive, Suite 201 West Des Moines, IA 50266	26.2
Hopke Partnership 7422 Hampden Lane Bethesda, MD 20814	25.1
World Wildlife Fund Inc. 1250 24th Street NW Washington, DC 20037	20.2
Sonoma County Employees’ Retirement Association 433 Aviation Boulevard, Suite 100 Santa Rosa, CA 95403	14.5
The Rockefeller University Trust 1230 York Avenue New York, NY 10021	12.9

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV shares of the GMO U.S. Equity Fund as of March 15, 2018:

Name and Address	% Ownership
Teachers’ Retirement System of the City of New York 55 Water Street, 16th Floor New York, NY 10041	100.0

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class V shares of the GMO U.S. Equity Fund as of March 15, 2018:

Name and Address	% Ownership
Stichting Pensioenfonds Atos Origin Burgemeester Rijnderslaan 30 Amstelveen 1185 MC Netherlands	73.9
Neighborhood Health Plan c/o Partners Healthcare Investment Office 101 Merrimac Street, 8th Floor Boston, MA 02114	26.1

135

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI shares of the GMO U.S. Equity Fund as of March 15, 2018:

Name and Address	% Ownership
GMO Global (US+) Equity Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	34.4
Asset Allocation Trust Wells Fargo Funds Management, LLC Fund Administration 200 Berkeley Street, 21st Floor Boston, MA 02116	18.8
GMO Global Asset Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	14.8
State Street Bank and Trust Company as Trustee for The Northrop Grumman Corporation Pension Master Trust 2 Avenue De Lafayette, LCC1E Boston, MA 02111	12.1
GMO Strategic Opportunities Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	10.9
GMO Global Developed Equity Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	8.5

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding shares of the GMO U.S. Treasury Fund as of March 15, 2018:

Name and Address	% Ownership
GMO SGM Major Markets Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	47.8
Asset Allocation Trust Wells Fargo Funds Management, LLC Fund Administration 200 Berkeley Street, 21st Floor Boston, MA 02116	7.3
GMO Global Asset Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	7.3
GMO Emerging Domestic Opportunities Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	5.5

136

LEGAL PROCEEDINGS AND OTHER MATTERS

Indian regulators have alleged that in 2002, Emerging Markets Fund violated certain conditions under which it was granted permission to operate in India and have restricted Emerging Markets Fund’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of Emerging Markets Fund, a portion of the assets are not permitted to be withdrawn from the Fund’s local custodial account located in India. The amount of restricted assets is small relative to the size of the Fund, approximately 0.08% of the Fund’s net assets as of March 30, 2018. The effect of this claim on the value of the restricted assets, along with all matters relating to the Fund’s response to these allegations, is subject to the supervision and control of the Trust’s Board of Trustees. Emerging Markets Fund’s costs in respect of this matter are being borne by the Fund.

GMO International Equity Fund, GMO International Growth Equity Fund (which liquidated in 2014) and GMO Tax-Managed International Equities Fund have each filed appeals for judicial review against the Tribunal Económico-Administrativo Regional de Madrid (a department of the Spanish Ministry of Finance). GMO Foreign Fund (which liquidated in 2017), GMO International Equity Fund, GMO International Growth Equity Fund and GMO International Large/Mid Cap Equity Fund have each filed appeals for judicial review against the Tribunal Económico-Administrativo Central (a department of the Spanish Ministry of Finance). These proceedings relate to these Funds’ continued pursuit of Spanish E.U. Taxes (previously defined in “Taxes, Non-U.S. Taxes”). All costs in respect of these matters are being borne by these Funds, except that a portion of the costs for GMO International Growth Equity Fund are being borne by GMO Alpha Only Fund (a shareholder of GMO International Growth Equity Fund prior to that fund’s liquidation).

GMO Emerging Markets Fund has filed claims against the Director of the Fiscal Administration Chamber in Wroclaw (a department of the Polish Tax Administration). These proceedings relate to the Fund’s pursuit of interest entitlements in respect of Polish E.U. Taxes received. All costs in respect of these matters are being borne by the Fund.

On January 3, 2018, seven current GMO Trust funds (GMO Alpha Only Fund, GMO Benchmark-Free Fund, GMO Implementation Fund, GMO International Large/Mid Cap Equity Fund, GMO International Equity Fund, GMO Tax-Managed International Equities Fund, and GMO Special Opportunities Fund), along with a number of other funds managed by GMO or an affiliate, filed claims against Valeant Pharmaceuticals International Inc. and its former Chief Executive Officer and Chief Financial Officer in the United States District Court for the District of New Jersey to pursue investment losses suffered due to false and misleading statements and omissions by Valeant and its executives in public filings with the SEC and other public statements. Costs in respect of this matter are being borne by these Funds along with the other affected funds managed by GMO or an affiliate.

See also “Taxes, Non-U.S. Taxes” for additional information regarding E.U. Taxes.

“GMO,” the GMO logo, and “Benchmark-Free” are service marks of Grantham, Mayo, Van Otterloo & Co. LLC. All rights reserved.

FINANCIAL STATEMENTS

The Trust’s audited financial statements, financial highlights, and report of the independent registered public accounting firm of the Funds, included in the Annual Report for the fiscal year ended February 28, 2017 for each Fund other than Climate Change Fund and High Yield Fund, and filed with the SEC pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are hereby incorporated in this SAI by reference. The Funds’ Annual Reports for the fiscal year ended February 28, 2017 were filed electronically with the SEC on Form N-CSR on May 3, 2017 (Accession No. 0001193125-17-155973). Climate Change Fund commenced operations on April 5, 2017 and, High Yield Fund commenced operations on or after the date of this SAI; therefore, information about Climate Change Fund and High Yield Fund is not included in the Annual Report for the fiscal year ended February 28, 2017.

The unaudited financial statements for the six-month fiscal period ended August 31, 2017 for each Fund other than High Yield Fund are also incorporated by reference in this SAI and included in the applicable Funds’ semi-annual reports. The applicable Funds’ semi-annual reports for the six-month fiscal period ended August 31, 2017 were filed electronically with the SEC on Form N-CSRS on November 2, 2017 (Accession No. 0001193125-17-331109). High Yield Fund commenced operations on or after the date of this SAI and, therefore, information about High Yield Fund is not included in the semi-annual report for the six-month fiscal period ended August 31, 2017. All unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. In addition, all such adjustments are of a normal recurring nature.

137

Appendix A

GMO TRUST

SPECIMEN PRICE MAKE-UP SHEETS

Following are computations for each Fund of the total offering price per share of each class of shares of beneficial interest of the Fund that are offered through the Prospectus and that had shares of beneficial interest outstanding as of February 28, 2018, in each case based upon their respective net asset values and shares of beneficial interest outstanding as of the close of business on February 28, 2018.

Alpha Only Fund – Class III
Net Assets at Value (Equivalent to $21.80 per share based on 359,097 shares of beneficial interest outstanding)	$7,828,686
Offering Price	$21.80
Alpha Only Fund – Class IV
Net Assets at Value (Equivalent to $21.81 per share based on 10,201,650 shares of beneficial interest outstanding)	$222,502,711
Offering Price	$21.81
Asset Allocation Bond Fund – Class III
Net Assets at Value (Equivalent to $21.95 per share based on 9,432,239 shares of beneficial interest outstanding)	$207,007,733
Offering Price	$21.95
Asset Allocation Bond Fund – Class VI
Net Assets at Value (Equivalent to $22.02 per share based on 46,286,033 shares of beneficial interest outstanding)	$1,019,135,377
Offering Price	$22.02
Benchmark-Free Allocation Fund – Class III
Net Assets at Value (Equivalent to $27.76 per share based on 185,983,633 shares of beneficial interest outstanding)	$5,162,083,940
Offering Price (27.76*100/99.80)*	$27.82
Benchmark-Free Allocation Fund – Class IV
Net Assets at Value (Equivalent to $27.75 per share based on 99,304,755 shares of beneficial interest outstanding)	$2,756,005,352
Offering Price (27.75*100/99.80)*	$27.81
Benchmark-Free Allocation Fund – Class MF
Net Assets at Value (Equivalent to $27.77 per share based on 202,424,394 shares of beneficial interest outstanding)	$5,622,090,660
Offering Price (27.77*100/99.80)*	$27.83
Benchmark-Free Fund – Class III
Net Assets at Value (Equivalent to $20.91 per share based on 214,557,862 shares of beneficial interest outstanding)	$4,486,488,935
Offering Price (20.91*100/99.75)*	$20.96
Climate Change Fund – Class III
Net Assets at Value (Equivalent to $23.81 per share based on 1,121,361 shares of beneficial interest outstanding)	$26,694,085
Offering Price	$23.81
Core Plus Bond Fund – Class III
Net Assets at Value (Equivalent to $20.93 per share based on 1,655,267 shares of beneficial interest outstanding)	$34,640,735
Offering Price	$20.93

A-1

Core Plus Bond Fund – Class IV
Net Assets at Value (Equivalent to $20.98 per share based on 43,888,588 shares of beneficial interest outstanding)	$920,636,704
Offering Price	$20.98
Emerging Country Debt Fund – Class III
Net Assets at Value (Equivalent to $28.62 per share based on 44,493,266 shares of beneficial interest outstanding)	$1,273,188,025
Offering Price (28.62*100/99.25)*	$28.84
Emerging Country Debt Fund – Class IV
Net Assets at Value (Equivalent to $28.57 per share based on 100,200,500 shares of beneficial interest outstanding)	$2,862,977,207
Offering Price (28.57*100/99.25)*	$28.79
Emerging Domestic Opportunities Fund – Class II
Net Assets at Value (Equivalent to $28.86 per share based on 24,261,204 shares of beneficial interest outstanding)	$700,210,679
Offering Price (28.86*100/99.20)*	$29.09
Emerging Domestic Opportunities Fund – Class III
Net Assets at Value (Equivalent to $28.86 per share based on 4,209,931 shares of beneficial interest outstanding)	$121,510,793
Offering Price (28.86*100/99.20)*	$29.09
Emerging Domestic Opportunities Fund – Class IV
Net Assets at Value (Equivalent to $28.88 per share based on 10,413,480 shares of beneficial interest outstanding)	$300,729,735
Offering Price (28.88*100/99.20)*	$29.11
Emerging Domestic Opportunities Fund – Class V
Net Assets at Value (Equivalent to $28.85 per share based on 44,403,783 shares of beneficial interest outstanding)	$1,280,850,647
Offering Price (28.85*100/99.20)*	$29.08
Emerging Markets Fund – Class II
Net Assets at Value (Equivalent to $36.42 per share based on 13,171,241 shares of beneficial interest outstanding)	$479,639,678
Offering Price (36.42*100/99.20)*	$36.71
Emerging Markets Fund – Class III
Net Assets at Value (Equivalent to $36.51 per share based on 10,703,604 shares of beneficial interest outstanding)	$390,826,722
Offering Price (36.51*100/99.20)*	$36.80
Emerging Markets Fund – Class IV
Net Assets at Value (Equivalent to $36.16 per share based on 13,413,860 shares of beneficial interest outstanding)	$485,103,665
Offering Price (36.16*100/99.20)*	$36.45
Emerging Markets Fund – Class V
Net Assets at Value (Equivalent to $36.07 per share based on 4,740,117 shares of beneficial interest outstanding)	$170,962,220
Offering Price (36.07*100/99.20)*	$36.36
Emerging Markets Fund – Class VI
Net Assets at Value (Equivalent to $36.16 per share based on 98,890,676 shares of beneficial interest outstanding)	$3,575,504,752
Offering Price (36.16*100/99.20)*	$36.45
Foreign Small Companies Fund – Class III
Net Assets at Value (Equivalent to $14.27 per share based on 3,864,831 shares of beneficial interest outstanding)	$55,169,245
Offering Price (14.27*100/99.50)*	$14.34
Foreign Small Companies Fund – Class IV
Net Assets at Value (Equivalent to $14.24 per share based on 6,305,116 shares of beneficial interest outstanding)	$89,763,883
Offering Price (14.24*100/99.50)*	$14.31
Global Asset Allocation Fund – Class III
Net Assets at Value (Equivalent to $33.31 per share based on 74,309,207 shares of beneficial interest outstanding)	$2,475,604,557
Offering Price (33.31*100/99.85)*	$33.36

A-2

Global Developed Equity Allocation Fund – Class III
Net Assets at Value (Equivalent to $22.88 per share based on 20,512,002 shares of beneficial interest outstanding)	$469,282,822
Offering Price (22.88*100/99.92)*	$22.90
Global Equity Allocation Fund – Class III
Net Assets at Value (Equivalent to $26.86 per share based on 86,689,776 shares of beneficial interest outstanding)	$2,328,920,630
Offering Price (26.86*100/99.82)*	$26.91
Implementation Fund
Net Assets at Value (Equivalent to $14.09 per share based on 816,620,653 shares of beneficial interest outstanding)	$11,555,599,352
Offering Price (14.09*100/99.80)*	$14.12
International Developed Equity Allocation Fund – Class III
Net Assets at Value (Equivalent to $17.32 per share based on 38,387,203 shares of beneficial interest outstanding)	$664,866,917
Offering Price (17.32*100/99.92)*	$17.33
International Equity Allocation Fund – Class III
Net Assets at Value (Equivalent to $32.62 per share based on 35,299,757 shares of beneficial interest outstanding)	$1,151,327,485
Offering Price (32.62*100/99.75)*	$32.70
International Equity Fund – Class II
Net Assets at Value (Equivalent to $23.63 per share based on 1,004,597 shares of beneficial interest outstanding)	$23,736,185
Offering Price	$23.63
International Equity Fund – Class III
Net Assets at Value (Equivalent to $23.92 per share based on 20,309,340 shares of beneficial interest outstanding)	$485,781,711
Offering Price	$23.92
International Equity Fund – Class IV
Net Assets at Value (Equivalent to $23.87 per share based on 190,932,196 shares of beneficial interest outstanding)	$4,558,167,068
Offering Price	$23.87
International Large/Mid Cap Equity Fund – Class III
Net Assets at Value (Equivalent to $26.33 per share based on 3,081,317 shares of beneficial interest outstanding)	$81,118,949
Offering Price	$26.33
International Large/Mid Cap Equity Fund – Class IV
Net Assets at Value (Equivalent to $26.27 per share based on 29,526 shares of beneficial interest outstanding)	$775,764
Offering Price	$26.27
Opportunistic Income Fund – Class VI
Net Assets at Value (Equivalent to $26.41 per share based on 45,658,836 shares of beneficial interest outstanding)	$1,205,954,269
Offering Price (26.41*100/99.60)*	$26.52
Quality Fund – Class III
Net Assets at Value (Equivalent to $25.13 per share based on 140,221,544 shares of beneficial interest outstanding)	$3,524,102,926
Offering Price	$25.13
Quality Fund – Class IV
Net Assets at Value (Equivalent to $25.17 per share based on 38,055,118 shares of beneficial interest outstanding)	$957,900,413
Offering Price	$25.17
Quality Fund – Class V
Net Assets at Value (Equivalent to $25.17 per share based on 6,200,351 shares of beneficial interest outstanding)	$156,086,403
Offering Price	$25.17

A-3

Quality Fund – Class VI
Net Assets at Value (Equivalent to $25.13 per share based on 141,724,824 shares of beneficial interest outstanding)	$3,561,975,843
Offering Price	$25.13
Resources Fund – Class III
Net Assets at Value (Equivalent to $20.88 per share based on 2,587,405 shares of beneficial interest outstanding)	$54,037,103
Offering Price (20.88*100/99.70)*	$20.94
Resources Fund – Class IV
Net Assets at Value (Equivalent to $20.81 per share based on 14,231,327 shares of beneficial interest outstanding)	$296,196,467
Offering Price (20.81*100/99.70)*	$20.87
Risk Premium Fund – Class III
Net Assets at Value (Equivalent to $26.74 per share based on 128,418 shares of beneficial interest outstanding)	$3,433,995
Offering Price (26.74*100/99.85)*	$26.78
Risk Premium Fund – Class VI
Net Assets at Value (Equivalent to $26.88 per share based on 5,290,606 shares of beneficial interest outstanding)	$142,237,603
Offering Price (26.88*100/99.85)*	$26.92
SGM Major Markets Fund – Class III
Net Assets at Value (Equivalent to $31.87 per share based on 835,673 shares of beneficial interest outstanding)	$26,629,956
Offering Price	$31.87
SGM Major Markets Fund – Class IV
Net Assets at Value (Equivalent to $31.76 per share based on 374,821 shares of beneficial interest outstanding)	$11,903,494
Offering Price	$31.76
SGM Major Markets Fund – Class VI
Net Assets at Value (Equivalent to $31.78 per share based on 58,009,413 shares of beneficial interest outstanding)	$1,843,748,201
Offering Price	$31.78
Special Opportunities Fund – Class VI
Net Assets at Value (Equivalent to $25.27 per share based on 41,009,040 shares of beneficial interest outstanding)	$1,036,244,722
Offering Price (25.27*100/99.50)*	$25.40
Strategic Opportunities Allocation Fund – Class III
Net Assets at Value (Equivalent to $22.08 per share based on 58,984,716 shares of beneficial interest outstanding)	$1,302,440,957
Offering Price (22.08*100/99.80)*	$22.12
Tax-Managed International Equities Fund – Class III
Net Assets at Value (Equivalent to $17.00 per share based on 4,045,179 shares of beneficial interest outstanding)	$68,781,732
Offering Price	$17.00
U.S. Equity Fund – Class III
Net Assets at Value (Equivalent to $15.41 per share based on 5,016,035 shares of beneficial interest outstanding)	$77,297,134
Offering Price	$15.41
U.S. Equity Fund – Class IV
Net Assets at Value (Equivalent to $15.42 per share based on 2,335,768 shares of beneficial interest outstanding)	$36,025,165
Offering Price	$15.42
U.S. Equity Fund – Class V
Net Assets at Value (Equivalent to $15.35 per share based on 3,934,848 shares of beneficial interest outstanding)	$60,386,201
Offering Price	$15.35
U.S. Equity Fund – Class VI
Net Assets at Value (Equivalent to $15.31 per share based on 78,393,091 shares of beneficial interest outstanding)	$1,200,007,846
Offering Price	$15.31
U.S. Treasury Fund
Net Assets at Value (Equivalent to $24.97 per share based on 93,089,908 shares of beneficial interest outstanding)	$2,324,705,565
Offering Price	$24.97

Footnotes to Specimen Price Make-Up Sheets

*       Represents maximum offering price charged on certain cash purchases. See “How to Purchase Shares” and “Purchase Premiums and Redemption Fees” in the Fund’s Prospectus.

A-4

Appendix B

COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

Commercial Paper Ratings

S&P Global Ratings. S&P Global Ratings’ short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings. The following are excerpts from S&P Global Ratings’ short-term issue credit ratings definitions:

A-1 — A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D — A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Moody’s.   Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following are excerpts from Moody’s short-term ratings definitions:

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

B-1

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Corporate Debt Ratings

S&P Global Ratings. An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The following are excerpts from S&P Global Ratings’ long-term issue credit ratings definitions:

AAA — An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C — Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D — An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

B-2

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Moody’s.   Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following are excerpts from Moody’s long-term obligation ratings definitions:

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:   Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

B-3

Appendix C

GMO TRUST

PROXY VOTING POLICY

Adopted September 16, 2003, Revised July 13, 2016

I.	Statement of Policy

GMO Trust (the “Trust”) delegates the authority and responsibility to vote proxies related to portfolio securities held by the series of the Trust (each, a “Fund,” and collectively, the “Funds”) to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the “Adviser”).

The Board of Trustees (the “Board”) of the Trust has reviewed and approved the use of the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) on behalf of the Funds when exercising voting authority on behalf of the Funds.

II.	Standard

The Adviser shall vote proxies related to portfolio securities in the best interests of the Funds and their shareholders. In the event of any conflicts of interest between the Adviser and the Funds, the Adviser shall follow procedures that enable it to cause the proxy to be voted in the best interests of the Funds and their shareholders, which may include (1) causing the proxy to be voted pursuant to the recommendation of an independent third party, pursuant to pre-established proxy voting guidelines, or (2) seeking instructions from the Board on the manner in which the proxy should be voted.

III.	Review of Proxy Voting Procedures

The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.

The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified except in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV.	Securities Lending

When a Fund lends its portfolio securities, the Adviser pursuant to the authority delegated to it by the Fund retains an obligation with respect to voting proxies relating to such securities. However, while such securities are on loan, a Fund will not have the right to vote the proxies relating to those securities. As a result, a Fund will only loan its portfolio securities pursuant to securities lending arrangements that permit the Fund to recall a loaned security or to exercise voting rights associated with the security. However, the Adviser generally will not arrange to have a security recalled or to exercise voting rights associated with a security unless the Adviser both (1) receives adequate notice of a proposal upon which shareholders are being asked to vote (which the Adviser often does not receive, particularly in the case of non-U.S. issuers) and (2) the Adviser believes that the benefits to the Fund of voting on such proposal outweigh the benefits to the Fund of having the security remain out on loan. The Adviser may use third-party service providers to assist it in identifying and evaluating proposals, and to assist it in recalling loaned securities for proxy voting purposes.

V.	Certain Non-U.S. Markets

In certain non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer may not be able to trade in the issuer’s stock for a period around the shareholder meeting date. In addition, there may be other costs or impediments to voting proxies in certain non-U.S. markets (e.g., receiving adequate notice, arranging for a proxy, and re-registration requirements). In non-U.S. markets with the foregoing attributes, the Adviser generally will determine not to vote proxies unless it believes that the potential benefits to the Fund of voting outweigh the impairment of portfolio management flexibility and the expected costs/impediments associated with voting.

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VI.	Disclosure

The following disclosure shall be provided:

A.	Each Fund’s proxy voting record shall annually be included in the Fund’s Form N-PX.

B.	The Adviser shall cause each Fund to include the Trust’s proxy voting policies and procedures in the Trust’s statement of additional information.

C.	Each Fund’s shareholder report shall include a statement that a description of the Fund’s proxy voting policies and procedures is available without charge on GMO’s website at www.gmo.com and on the SEC’s website at www.sec.gov.

D.	The Trust’s statement of additional information and each Fund’s shareholder report shall include a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge on GMO’s website at www.gmo.com and on the SEC’s website at www.sec.gov no later than August 31 of each year.

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Proxy Voting Policies and Procedures Adoption: June 15, 2007 Last Revision: May 1, 2017	GMO LLC and related entities[1] (collectively, “GMO”)

I.	Introduction and General Principles

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.	Proxy Voting Guidelines

GMO has engaged Institutional Shareholder Services Group, Inc. (“ISS”) as its proxy voting agent to:

▪	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;
▪	ensure that proxies are voted and submitted in a timely manner;
▪	handle other administrative functions of proxy voting;
▪	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;
▪	maintain records of votes cast; and
▪	provide recommendations with respect to proxy voting matters in general.

Proxies generally will be voted in accordance with the voting recommendations contained in the applicable ISS Sustainability Proxy Voting Guidelines, as in effect from time to time, subject to such modifications as may be determined by GMO (as described below). Copies of concise summaries of the current ISS Sustainability Proxy Voting Guidelines are available through ISS’ “Policy Gateway” at http://www.issgovernance.com. To the extent GMO determines to adopt proxy voting guidelines that differ from the ISS proxy voting recommendations, such guidelines will be set forth on Exhibit A and proxies with respect to such matters will be voted in accordance with the guidelines set forth on Exhibit A. GMO reserves the right to modify any of the recommendations set forth in the ISS Proxy Voting Manual in the future. If any such changes are made, an amended Exhibit A to these Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

In certain non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer may not be able to trade in the issuer’s stock for a period of time around the shareholder meeting date. In addition, there may be other costs or impediments to voting proxies in certain non-U.S. markets (e.g., receiving adequate notice, arranging for a proxy, and re-registration requirements). In non-U.S. markets with the foregoing attributes, GMO generally will determine to not vote proxies unless it believes that the potential benefits to the client of voting outweigh the impairment of portfolio management flexibility and the expected costs/impediments associated with voting. In addition, if a portfolio security is out on loan, GMO generally will not arrange to have the security recalled or to exercise voting rights associated with the security unless GMO both (1) receives adequate notice of a proposal upon which shareholders are being asked to vote (which GMO often does not receive, particularly in the case of non-U.S. issuers) and (2) GMO believes that the benefits to the client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan. GMO may use third-party service providers to assist it in identifying and evaluating proposals, and to assist it in recalling loaned securities for proxy voting purposes.

1        Grantham, Mayo, Van Otterloo & Co. LLC, GMO Australia Limited, GMO Europe LLC, and GMO Singapore Pte. Ltd.

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III.	Proxy Voting Procedures

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

▪	Implementing and updating the applicable ISS Sustainability Proxy Voting Guidelines set forth in the ISS Proxy Voting Manual, as modified from time to time by Exhibit A hereto;
▪	Overseeing the proxy voting process; and
▪	Providing periodic reports to GMO’s Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section II. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the proxy voting guidelines described in Section II.

IV.	Conflicts of Interest

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

▪	GMO has a business relationship or potential relationship with the issuer;
▪	GMO has a business relationship with the proponent of the proxy proposal; or
▪	GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to Exhibit A (if applicable) or the specific recommendation of ISS; (ii) seek instructions from the client or request that the client votes such proxy, or (iii) abstain. All such instances shall be reported to GMO’s Compliance Department at least quarterly.

V.	Special Procedures for Voting Shares of GMO Trust

GMO’s responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a family of registered mutual funds for which GMO serves as the investment adviser, may give rise to conflicts of interest. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, (b) seek instructions from its clients and vote on accordance with those instructions, or (c) take such other action as GMO deems appropriate in consultation with the Trust’s Chief Compliance Officer.

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VI.	Special Procedures for Voting Shares of GMO Series Trust

GMO also serves as investment adviser for the GMO Series Trust family of registered mutual funds. Each series of GMO Series Trust is a “Feeder Fund” investing substantially of its assets in shares of a corresponding series of GMO Trust (each a “Master Fund”) in reliance on Section 12(d)(1)(E) of the Investment Company Act of 1940 (the “1940 Act”). In accordance with Section 12(d)(1)(E) of the 1940 Act, GMO will either (i) seek instructions from a Feeder Fund’s holders with regard to the voting of all proxies with respect to the Feeder Fund’s shares in the corresponding Master Fund and vote such proxies only in accordance with such instructions, or (ii) vote the shares of the corresponding Master Fund held by a Feeder Fund in the same proportion as the vote of all other holders of the Master Fund.

VII.	Recordkeeping

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

▪	a copy of these policies and procedures which shall be made available to clients, upon request;
▪	a record of each vote cast (which ISS maintains on GMO’s behalf); and
▪	each written client request for proxy records and GMO’s written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VIII.	Disclosure

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

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Exhibit A2

Modifications to recommendations set forth in the ISS Proxy Voting Manual

Shareholder Ability to Act by Written Consent

▪	Vote FOR proposals to restrict or prohibit shareholder activity to take action by written consent.

▪	Vote AGAINST proposals to allow or make easier shareholder action by written consent.

Cumulative Voting

▪	Vote FOR proposals to eliminate cumulative voting.

▪	Vote AGAINST proposals to restore or provide for cumulative voting.

Incumbent Director Nominees

▪	Vote WITH management’s recommendations regarding incumbent director nominees.

_______________________

2 As amended February 2, 2009

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Appendix D

GMO TRUST

Portfolio Holdings Disclosure Policy

Amended and Restated effective January 31, 2017

I.	INTRODUCTION

The policy of each fund (“Fund”) of GMO Trust (the “Trust”) is to protect the confidentiality of each Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Funds’ portfolio holdings are available quarterly on the SEC’s website when the Funds file a Form N-CSR or Form N-Q or such other forms as required by the Investment Company Act of 1940.

Information regarding the composition of a Fund’s portfolio is the property of that Fund. Neither Grantham, Mayo, Van otterloo & Co. LLC, the Trust’s investment adviser (“GMO”) nor any Fund will receive any compensation or other consideration in connection with the disclosure of a Fund’s portfolio holdings.

II.	DISCLOSURE OF PORTFOLIO HOLDINGS[3]

GMO may disclose a Fund’s portfolio holdings (together with any other information from which the Fund’s portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the “Portfolio Holdings Information”) to shareholders (including shareholders of record of indirect investments in a Fund through another fund managed by GMO), qualified potential shareholders as determined by GMO (including qualified potential shareholders of record who are considering an indirect investment in a Fund through another fund managed by GMO), and their consultants and agents (collectively, “Permitted Recipients”).

The Funds or GMO may suspend the posting of portfolio holdings of one or more Funds, and the Funds may modify the disclosure policy, without notice to shareholders. Additionally, the Funds and GMO may cease to provide Portfolio Holdings Information to a recipient if, in GMO’s view, the recipient has or is likely to violate the terms of an applicable confidentiality agreement.

III.	PROCEDURES

(a)	Information Available without a Confidentiality Agreement

Up to the largest fifteen portfolio holdings of a Fund (on a look through basis in the case of the Asset Allocation Funds4) and all of the direct holdings of the Asset Allocation Funds (which includes GMO Funds in which the Fund invests) may be posted monthly on GMO’s website (www.gmo.com). In addition, attribution information regarding the positions of some Funds may be posted monthly on GMO’s website (e.g., best/worst performing positions in the Fund over a specified time period). For Asset Allocation Funds, position attribution information may be provided on a look through basis. The foregoing information is available without a confidentiality agreement to registered users of GMO’s website.

GMO also may make Portfolio Holdings Information available to Permitted Recipients by e-mail, or by any other means in such scope and form and with such frequency as GMO may reasonably determine, (i) on any day following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Trust’s registration statement describe the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund’s website where the information will be made available) or (ii) on the same day or any day after the day such Portfolio Holdings Information is made available through a publicly available, routine filing with the SEC.

_______________________

3 Registered investment companies that are sub-advised by GMO, GMO-sponsored private funds and separate account clients of GMO are not subject to these portfolio holdings disclosure policies.

4 “Asset Allocation Funds” are defined in the Fund’s Prospectus. As of the date of this policy, Benchmark-Free Allocation Fund, Global Asset Allocation Fund, Global Equity Allocation Fund, Global Developed Equity Allocation Fund, International Equity Allocation Fund, International Developed Equity Allocation Fund, Benchmark-Free Fund, and Strategic Opportunities Allocation Fund, (collectively, the “Asset Allocation Funds”), invest primarily in other GMO Funds (“underlying Funds”).

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(b)	Information Available with a Confidentiality Agreement

Additional information regarding the portfolio holdings of a Fund as of each month’s end may be made available to Permitted Recipients who have signed a confidentiality and non-use agreement with GMO. This information is typically available as set forth below:

Funds	Approximate date of release of holdings information
All Funds except Asset Allocation Funds	5 days after month end (final)
Asset Allocation Funds	2 days after month end (preliminary) 5 days after month end (final)

Permitted Recipients are able to access the portfolio holdings of the GMO Funds in which those Funds invest when that information is posted each month on GMO’s website5. Periodically, in response to heightened market interest in specific issuers, a Fund’s holdings in one or more issuers may be made available on a more frequent basis to Permitted Recipients through a secured link on GMO’s website. This information may be posted as soon as the business day following the date to which the information relates.

To access this information on GMO’s website (www.gmo.com), Permitted Recipients must contact GMO to obtain a user name and password (to the extent they do not already have them). No notification is required regarding the availability or type of information posted on GMO’s website.

In addition, (i) when an investor indicates that it wants to purchase shares of a Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund; and (ii) when the Fund determines to pay redemption proceeds wholly or partly in-kind with securities, GMO may make available a list of securities it intends to deliver from the Fund.

In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if GMO determines that it is in the best interests of the shareholders of the Fund to which the information relates. That determination may be made by either GMO’s General Counsel (or persons designated by GMO’s General Counsel) or GMO Trust’s Chief Compliance Officer, (“Trust’s CCO”) in consultation with the relevant portfolio manager. The third party receiving the Portfolio Holdings Information must be, and shall be informed that it is, under a duty not to trade on such information or disclose it to others and shall agree in writing not to do so. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund’s shareholders. Any exception must be approved in advance as described in Section II. (e).

(c)	Service Providers to the Trust

The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including GMO, GMO’s affiliates, the Funds’ custodians and auditors, tax agents, the Funds’ pricing service vendors, brokers when requesting bids for or price quotations on securities, brokers in the normal course of trading on a Fund’s behalf, and persons assisting the Funds in the voting of proxies.

(d)	Disclosures Required by Law

No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.

_______________________

5Once posted, a Fund’s portfolio holdings typically will remain available on the website at least until the Fund files a Form N-CSR (annual/semiannual report) or Form N-Q (quarterly schedule of portfolio holdings) for the period that includes the date of those holdings.

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(e)	Exceptions

GMO’s General Counsel or the Trust’s CCO may authorize exceptions to these procedures. If the General Counsel then he/she will notify the Trust’s CCO or his/her designee of any exceptions who will track the granting of any such exceptions.

IV.	CONFLICTS

If GMO’s General Counsel or persons designated by General Counsel identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interest of a Fund’s shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, such individual is required to inform the Trust’s CCO of the potential conflict, and the Trust’s CCO has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. The Trust’s CCO also is required to report his decision to the Board of Trustees.

V.	REPORTING

GMO periodically reports the following information to the Board of Trustees:

•	Determinations made by GMO’s General Counsel, persons designated by GMO’s General Counsel or the Trust’s CCO, as the case may be, relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties pursuant to Sections III. (b);
•	Exceptions disclosure policy authorized by GMO’s General Counsel or GMO’s CCO pursuant to Section III. (e); and
•	Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.

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